As filed with the Securities and Exchange Commission on February 25, 2005 Registration Nos. 333-51938;
811-10221

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |x|

Pre-Effective Amendment No.                                     |_|

Post-Effective Amendment No. 7                                  |x|

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940                                             |x|

Amendment No. 8                                                 |x|


ALLIANCEBERNSTEIN TRUST
(Exact Name of Registrant as Specified in Declaration of Trust)


1345 Avenue of the Americas
New York, New York 10105
Address of Principal Executive Offices, including zip code)
800-221-5672
(Registrant's Telephone Number, including Area Code)


Please Send Copies of all Communications to:

----------------------------------------------------------------

Mark R. Manley                          J.B. Kittredge, Esq.
Alliance Capital Management, L.P.       Ropes & Gray LLP
1345 Avenue of the Americas             One International Place
New York, New York 10105                Boston, MA  02110-2624


Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

|_|   Immediately upon filing pursuant to paragraph (b)

|x|   On March 1, 2005 pursuant to paragraph (b)

|_|   60 days after filing pursuant to paragraph (a) (1)

|_|   On (date) pursuant to paragraph (a) (1)

|_|   75 days after filing pursuant to (a) (2)

|_|   On (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



[LOGO] ALLIANCEBERNSTEIN
       Investment Research and Management


The AllianceBernstein Value Funds
================================================================================


                                                       PROSPECTUS--March 1, 2005


================================================================================


A family of value-oriented mutual funds.




Domestic Value Funds
> AllianceBernstein Value Fund
> AllianceBernstein Small/Mid Cap Value Fund
> AllianceBernstein Growth and Income Fund
> AllianceBernstein Focused Growth & Income Fund
> AllianceBernstein Balanced Shares
> AllianceBernstein Utility Income Fund
> AllianceBernstein Real Estate Investment Fund


International Value Funds
> AllianceBernstein International Value Fund
> AllianceBernstein Global Value Fund



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
============================
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
============================

Table of Contents
-------------------------------------------------------------
                                                         Page
   Risk/Return Summary...............................     3
   AllianceBernstein Value Fund......................     4
   AllianceBernstein Small/Mid Cap Value Fund........     5
   AllianceBernstein Growth and Income Fund..........     6
   AllianceBernstein Focused Growth & Income Fund....     7
   AllianceBernstein Balanced Shares.................     8
   AllianceBernstein Utility Income Fund.............     9
   AllianceBernstein Real Estate Investment Fund.....    10
   AllianceBernstein International Value Fund........    11
   AllianceBernstein Global Value Fund...............    12
   SUMMARY OF PRINCIPAL RISKS........................    13
   PRINCIPAL RISKS BY FUND...........................    14
   FEES AND EXPENSES OF THE FUNDS....................    15
   INVESTING IN THE FUNDS............................    21
   How To Buy Shares.................................    21
   The Different Share Class Expenses................    22
   Sales Charge Reduction Programs...................    23
   CDSC Waivers and Other Programs...................    24
   The "Pros" and "Cons" of Different Share Classes..    25
   Payments to Financial Advisors and Their Firms....    25
   How to Exchange Shares............................    27
   How to Sell or Redeem Shares......................    27
   Frequent Purchases and Redemptions of
     Fund Shares.....................................    27
   How the Funds Value Their Shares..................    29
   GLOSSARY..........................................    29
   DESCRIPTION OF THE FUNDS..........................    30
   Investment Objectives and Principal Policies......    30
   Description of Additional Investment Practices....    38
   Additional Risk Considerations....................    47
   MANAGEMENT OF THE FUNDs...........................    49
   Investment Adviser................................    49
   Portfolio Managers................................    50
   Legal Proceedings.................................    52
   Transfer Agent Services...........................    53
   DIVIDENDS, DISTRIBUTIONS AND TAXES................    53
   CONVERSION FEATURE................................    54
   GENERAL INFORMATION...............................    54
   FINANCIAL HIGHLIGHTS..............................    55



The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


RISK/RETURN SUMMARY

The following is a summary of certain key information about The
AllianceBernstein Value Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principle investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 13.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns before and (for Class A shares) after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

     o how the Fund's average annual returns, before and (for Class A shares) after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

     o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).


A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

AllianceBernstein Value Fund
--------------------------------------------------------------------------------

Objective:

The Fund's investment objective is long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively large market capitalizations that Alliance believes are undervalued. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities.


The Fund may also invest up to 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have foreign risk and currency risk. The Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.



Performance Table
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                      1             Since
                                                     Year         Inception**
--------------------------------------------------------------------------------
Class A***          Return Before Taxes             8.48%            6.58%
--------------------------------------------------------------------------------
                    Return After Taxes
                    on Distributions                8.01%            6.29%
--------------------------------------------------------------------------------
                    Return After Taxes
                    on Distributions and
                    Sale of Fund Shares             6.14%            5.57%
--------------------------------------------------------------------------------
Class B             Return Before Taxes             8.56%            6.85%
--------------------------------------------------------------------------------
Class C             Return Before Taxes            11.56%            7.07%
--------------------------------------------------------------------------------
Advisor Class       Return Before Taxes            13.71%            8.18%
--------------------------------------------------------------------------------
Russell 1000        (reflects no deduction for
Value Index         fees, expenses, or taxes)      16.49%            6.88%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.

*** After-tax returns:

     -- Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

     -- Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and


     -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Bar Chart
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



             [TABLE BELOW REPRESENT BAR CHART IN PRINTED MATERIAL.]


                         1995        n/a
                         1996        n/a
                         1997        n/a
                         1998        n/a
                         1999        n/a
                         2000        n/a
                         2001        n/a
                         2002     -13.3%
                         2003        29%
                         2004     13.31%


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 15.89%, 2nd quarter, 2003; and Worst Quarter was down -18.31%, 3rd quarter, 2002.

AllianceBernstein Small/Mid Cap Value Fund
--------------------------------------------------------------------------------



Objective:

The Fund's investment objective is long-term growth of capital.



Principal Investment Strategies and Risks:


The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. For purposes of this policy, "small- to mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500TM Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500TM Value Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in these types of securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.


The Fund may also invest up to 15% of its total assets in securities issued by non-U.S. companies.


Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. The Fund's investments in small- to mid-capitalization companies tend to be more volatile than investments in companies with larger capitalizations. Investments in small-capitalization companies tend to be more volatile than investments in mid- or large-capitalization companies. The Fund's investments in small- to mid-capitalization companies may have additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, or financial resources. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have foreign risk and currency risk. The Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

Performance Table
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                      1             Since
                                                     Year         Inception**
--------------------------------------------------------------------------------
Class A***          Return Before Taxes            13.88%           16.63%
--------------------------------------------------------------------------------
                    Return After Taxes
                    on Distributions               12.55%           15.89%
--------------------------------------------------------------------------------
                    Return After Taxes
                    on Distributions and
                    Sale of Fund Shares            10.39%           14.28%
--------------------------------------------------------------------------------
Class B             Return Before Taxes            14.05%           16.98%
--------------------------------------------------------------------------------
Class C             Return Before Taxes            17.05%           17.16%
--------------------------------------------------------------------------------
Advisor Class       Return Before Taxes            19.25%           18.32%
--------------------------------------------------------------------------------
Russell 2500(TM)    (reflects no deduction for
Value Index         fees, expenses, or taxes)      21.58%           16.58%
--------------------------------------------------------------------------------
Russell 2500(TM)    (reflects no deduction for
Index               fees, expenses, or taxes)      18.29%           12.75%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.

*** After-tax returns:

     -- Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

     -- Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and


     -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Bar Chart
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

             [TABLE BELOW REPRESENT BAR CHART IN PRINTED MATERIAL.]


                                1995       n/a
                                1996       n/a
                                1997       n/a
                                1998       n/a
                                1999       n/a
                                2000       n/a
                                2001       n/a
                                2002      -8.2%
                                2003     41.92%
                                2004     18.91%


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 20.73%, 2nd quarter, 2003; and Worst Quarter was down -20.69%, 3rd quarter, 2002.

AllianceBernstein Growth and Income Fund
--------------------------------------------------------------------------------

Objective:

The Fund's investment objective is appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.


Principal Investment Strategies and Risks:

The Fund invests primarily in dividend-paying common stocks of large, well-established, "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of non-U.S. issuers.


Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in securities of non-U.S. issuers have foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

Performance Table
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                      1       5         10
                                                    Year    Years     Years**
--------------------------------------------------------------------------------
Class A***          Return Before Taxes             7.16%    2.95%     13.10%
--------------------------------------------------------------------------------
                    Return After Taxes
                    on Distributions                6.98%    2.26%     10.90%
--------------------------------------------------------------------------------
                    Return After Taxes
                    on Distributions and
                    Sale of Fund Shares             4.88%    2.22%     10.37%
--------------------------------------------------------------------------------
Class B             Return Before Taxes             7.02%    3.03%     12.85%
--------------------------------------------------------------------------------
Class C             Return Before Taxes             9.99%    3.08%     12.70%
--------------------------------------------------------------------------------
Advisor Class       Return Before Taxes            12.14%    4.09%     13.90%
--------------------------------------------------------------------------------
Russell 1000        (reflects no deduction
Value Index         for fees, expenses,
                    or taxes)                      16.49%    5.27%     13.83%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 10/1/96 for Advisor Class shares. Advisor Class performance information for periods prior to its inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratio of Advisor Class shares.

*** After-tax returns:

    -- Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

    -- Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and


    -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Bar Chart
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

             [TABLE BELOW REPRESENT BAR CHART IN PRINTED MATERIAL.]


                                 1995     37.86%
                                 1996     24.13%
                                 1997     28.86%
                                 1998     21.23%
                                 1999     10.78%
                                 2000     13.64%
                                 2001     -1.84%
                                 2002    -26.57%
                                 2003     31.76%
                                 2004     11.92%


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 23.25%, 4th quarter, 1998; and Worst Quarter was down -19.68%, 3rd quarter, 2002.

AllianceBernstein Focused Growth & Income Fund
--------------------------------------------------------------------------------

Objective:

The Fund's investment objective is long-term growth of capital through the application of a disciplined value-oriented investment process.






Principal Investment Strategies and Risks:

The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Fund may invest in companies of any size and in any industry. At different times, the Fund's investments may be in companies with significantly different market capitalizations and with a greater emphasis on particular industries. The Fund expects under normal circumstances to invest primarily in equity securities of about 75 U.S. companies. The Fund may also invest up to 15% of its total assets in securities of non-U.S. issuers.

Among the principal risks of investing in the Fund is market risk. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. In addition, because the Fund may invest in small- to mid-capitalization companies, it may have capitalization risk. These investments may be more volatile than investments in large-cap companies. To the extent the Fund invests in securities of non-U.S. issuers, it may have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.





Performance Table
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                      1       5         10
                                                    Year    Years     Years**
--------------------------------------------------------------------------------
Class A***          Return Before Taxes             4.23%    7.58%      8.25%
--------------------------------------------------------------------------------
                    Return After Taxes
                    on Distributions                3.98%    7.48%      8.15%
--------------------------------------------------------------------------------
                    Return After Taxes
                    on Distributions and
                    Sale of Fund Shares             3.08%    6.54%      7.13%
--------------------------------------------------------------------------------
Class B             Return Before Taxes             4.08%    7.79%      8.44%
--------------------------------------------------------------------------------
Class C             Return Before Taxes             7.09%    7.77%      8.43%
--------------------------------------------------------------------------------
Russell 1000        (reflects no deduction
Value Index         for fees, expenses,
                    or taxes)                      16.49%    5.27%      5.27%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**  Inception Date is 12/22/99 for Class A, Class B and Class C shares.

*** After-tax returns:

    -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

    -- Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and


    -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Bar Chart
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


             [TABLE BELOW REPRESENT BAR CHART IN PRINTED MATERIAL.]


                              1995         n/a
                              1996         n/a
                              1997         n/a
                              1998         n/a
                              1999         n/a
                              2000      19.49%
                              2001        6.6%
                              2002     -22.19%
                              2003      39.53%
                              2004       8.86%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 19.12%, 2nd quarter, 2003; and Worst Quarter was down -18.69%, 3rd quarter, 2002.

AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------

Objective:

The Fund's investment objective is high return through a combination of current income and capital appreciation.


Principal Investment Strategies and Risks:

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but the Fund will not purchase a security if, as a result, less than 25% of the Fund's total assets will be invested in fixed-income securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in equity and fixed-income securities of non-U.S. issuers.


Among the principal risks of investing in the Fund are market risk, interest rate risk, credit risk and allocation risk. To the extent the Fund invests in securities of non-U.S. issuers, your investment has foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

Performance Table
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                      1       5         10
                                                    Year    Years     Years**
--------------------------------------------------------------------------------
Class A***          Return Before Taxes             5.51%    5.77%     10.97%
--------------------------------------------------------------------------------
                    Return After Taxes
                    on Distributions                5.18%    4.72%      8.29%
--------------------------------------------------------------------------------
                    Return After Taxes
                    on Distributions and
                    Sale of Fund Shares             3.89%    4.40%      7.98%
--------------------------------------------------------------------------------
Class B             Return Before Taxes             5.40%    5.92%     10.78%
--------------------------------------------------------------------------------
Class C             Return Before Taxes             8.37%    5.91%     10.63%
--------------------------------------------------------------------------------
Advisor Class       Return Before Taxes            10.59%    6.99%     11.75%
--------------------------------------------------------------------------------
S&P 500             (reflects no deduction
Index               for fees, expenses,
                    or taxes)                      10.87%   -2.30%     12.07%
--------------------------------------------------------------------------------
Russell 1000        (reflects no deduction
Value Index+        for fees, expenses,
                    or taxes)                      16.49%    5.27%     13.83%
--------------------------------------------------------------------------------
Lehman Gov't/       (reflects no deduction
Credit Bond         for fees, expenses,
Index               or taxes)                       4.19%    8.00%      7.80%
--------------------------------------------------------------------------------
Citigroup           (reflects no deduction
1 Year Treasury     for fees, expenses,
Index               or taxes)                       0.74%    3.90%      4.95%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 10/1/96 for Advisor Class shares. Advisor Class performance information for periods prior to its inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Advisor Class shares.

*** After-tax returns:

    -- Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

    -- Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

    -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ The Fund has changed the benchmark from the S&P 500 Index to the Russell 1000 Value Index. Alliance believes the Russell 1000 Index more closely approximates the composition of the Fund's portfolio.


Bar Chart
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


             [TABLE BELOW REPRESENT BAR CHART IN PRINTED MATERIAL.]

                              1995        26.64%
                              1996         9.36%
                              1997        27.13%
                              1998        15.75%
                              1999          4.9%
                              2000        12.48%
                              2001         1.79%
                              2002       -10.73%
                              2003        22.78%
                              2004        10.16%


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 13.45%, 4th quarter, 1998; and Worst Quarter was down -8.30%, 3rd quarter, 2002.

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utility industries. The Fund invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund may maintain up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.


Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Fund's investments. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher-rated securities. The Fund's investments in securities of non-U.S. issuers have foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.



Performance Table
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                      1       5         10
                                                    Year    Years     Years**
--------------------------------------------------------------------------------
Class A***          Return Before Taxes            19.26%    1.12%     10.43%
--------------------------------------------------------------------------------
                    Return After Taxes
                    on Distributions               18.81%    0.17%      8.85%
--------------------------------------------------------------------------------
                    Return After Taxes
                    on Distributions and
                    Sale of Fund Shares            13.05%    0.42%      8.26%
--------------------------------------------------------------------------------
Class B             Return Before Taxes            19.80%    1.28%     10.29%
--------------------------------------------------------------------------------
Class C             Return Before Taxes            22.74%    1.29%     10.15%
--------------------------------------------------------------------------------
Advisor Class       Return Before Taxes            25.09%    2.30%     11.25%
--------------------------------------------------------------------------------
S&P GICS            (reflects no deduction
Utility Index       for fees, expenses,
                    or taxes)                      24.28%    3.73%      8.16%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 10/1/96 for Advisor Class shares. Advisor Class performance information for periods prior to its inception is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

*** After-tax returns:

    -- Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

    -- Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and


    -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Bar Chart
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                              1995       22.93%
                              1996        8.28%
                              1997       30.65%
                              1998       24.38%
                              1999       18.01%
                              2000       14.54%
                              2001       -19.3%
                              2002      -19.73%
                              2003        19.4%
                              2004       24.59%



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 15.65%, 4th quarter, 1997; and Worst Quarter was down -12.14%, 3rd quarter, 2002.

AllianceBernstein Real Estate Investment Fund
--------------------------------------------------------------------------------

Objective:

The Fund's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.





Principal Investment Strategies and Risks:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.


Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Fund has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Fund invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid more quickly than anticipated when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. When interest rates rise, the Fund is subject to the risk that the maturities of such securities will lengthen and that the securities' value may decrease significantly. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

Performance Table
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                      1       5         10
                                                    Year    Years     Years**
--------------------------------------------------------------------------------
Class A***          Return Before Taxes            29.07%   20.68%     13.38%
--------------------------------------------------------------------------------
                    Return After Taxes
                    on Distributions               27.73%   19.10%     11.62%
--------------------------------------------------------------------------------
                    Return After Taxes
                    on Distributions and
                    Sale of Fund Shares            18.77%   17.18%     10.59%
--------------------------------------------------------------------------------
Class B             Return Before Taxes            29.76%   20.89%     13.21%
--------------------------------------------------------------------------------
Class C             Return Before Taxes            32.87%   20.89%     13.20%
--------------------------------------------------------------------------------
Advisor Class       Return Before Taxes            35.19%   22.13%     14.33%
--------------------------------------------------------------------------------
S&P 500             (reflects no deduction
Index               for fees, expenses,
                    or taxes)                      10.87%  -2.30%       8.78%
--------------------------------------------------------------------------------
NAREIT              (reflects no deduction
Equity Index        for fees, expenses,
                    or taxes)                      31.58%   21.95%     14.14%
--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 9/30/96 for Class A, Class B, Class C and Advisor Class shares.

*** After-tax returns:

    -- Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

    -- Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and


    -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Bar Chart
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


             [TABLE BELOW REPRESENT BAR CHART IN PRINTED MATERIAL.]

                              1995           n/a
                              1996           n/a
                              1997        22.98%
                              1998       -20.22%
                              1999         -6.7%
                              2000        26.58%
                              2001         9.83%
                              2002         2.89%
                              2003        38.57%
                              2004         34.8%



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 16.40%, 4th quarter, 2004; and Worst Quarter was down -12.33%, 3rd quarter, 1998.

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------

Objective:

The Fund's investment objective is long-term growth of capital.





Principal Investment Strategies and risks:

The Fund will invest primarily in a diversified portfolio of non-U.S. equity securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In order to hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because their markets tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

Performance Table
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                      1                Since
                                                     Year           Inception**
--------------------------------------------------------------------------------
Class A***          Return Before Taxes            19.22%              14.30%
--------------------------------------------------------------------------------
                    Return After Taxes
                    on Distributions               18.93%              14.14%
--------------------------------------------------------------------------------
                    Return After Taxes
                    on Distributions and
                    Sale of Fund Shares            13.52%              12.51%
--------------------------------------------------------------------------------
Class B             Return Before Taxes            19.66%              14.72%
--------------------------------------------------------------------------------
Class C             Return Before Taxes            22.66%              14.90%
--------------------------------------------------------------------------------
Advisor Class       Return Before Taxes            24.87%              16.07%
MSCI EAFE           (reflects no deduction for
Index (net)+        fees, expenses or taxes
                    other than non-U.S.
                    withholding taxes)             20.25%               6.70%
--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.

*** After-tax returns:

    -- Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

    -- Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

    -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ The MSCI EAFE Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

Bar Chart
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

             [TABLE BELOW REPRESENT BAR CHART IN PRINTED MATERIAL.]

                              1995            n/a
                              1996            n/a
                              1997            n/a
                              1998            n/a
                              1999            n/a
                              2000            n/a
                              2001            n/a
                              2002          -3.2%
                              2003         43.91%
                              2004         24.49%




You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 24.07%, 2nd quarter, 2003; and Worst Quarter was down -21.15%, 3rd quarter, 2002.

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------

Objective:

The Fund's investment objective is long-term growth of capital.





Principal Investment Strategies and Risks:

The Fund will invest primarily in a diversified portfolio of equity securities from around the world, including the United States. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In order to hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because their markets tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

Performance Table
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                      1                Since
                                                    Year             Inception**
--------------------------------------------------------------------------------
Class A***          Return Before Taxes            13.26%               6.63%
--------------------------------------------------------------------------------
                    Return After Taxes
                    on Distributions               12.65%               6.40%
--------------------------------------------------------------------------------
                    Return After Taxes
                    on Distributions and
                    Sale of Fund Shares             9.74%               5.72%
--------------------------------------------------------------------------------
Class B             Return Before Taxes            13.41%               6.87%
--------------------------------------------------------------------------------
Class C             Return Before Taxes            16.48%               7.14%
--------------------------------------------------------------------------------
Advisor Class       Return Before Taxes            18.64%               8.12%
--------------------------------------------------------------------------------
MSCI World          (reflects no deduction for
Index (net)+        fees, expenses or taxes
                    other than non-U.S.
                    withholding taxes)             14.72%               4.22%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 3/29/01 for Class A, Class B, Class C and Advisor Class Shares.

*** After-tax returns:

    -- Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

    -- Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

    -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ The MSCI World Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.


Bar Chart
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


             [TABLE BELOW REPRESENT BAR CHART IN PRINTED MATERIAL.]

                              1995            n/a
                              1996            n/a
                              1997            n/a
                              1998            n/a
                              1999            n/a
                              2000            n/a
                              2001            n/a
                              2002        -14.74%
                              2003         34.86%
                              2004         18.28%


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 20.72%, 2nd quarter, 2003; and Worst Quarter was down -20.62%, 3rd quarter, 2002.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.



MARKET RISK
This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the Funds are subject to market risk.


INDUSTRY/SECTOR RISK
This is the risk of investments in a particular industry sector. If a Fund invests a substantial amount of its assets in companies engaged in a particular industry sector, market or economic factors affecting that industry could have a major effect on the value of the Fund's investments. All of the Funds, except AllianceBernstein Growth and Income Fund and AllianceBernstein Balanced Shares are subject to industry/sector risk.


CAPITALIZATION RISK
This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. Funds particularly subject to this risk are AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein International Value Fund, AllianceBernstein Focused Growth & Income Fund and AllianceBernstein Global Value Fund.


INTEREST RATE RISK
This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities, such as bonds, notes and asset-backed securities, or other income-producing securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Funds that invest a substantial portion of their assets in fixed-income securities, such as AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund. Interest rate risk is generally greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds") such as AllianceBernstein Utility Income Fund. Interest rate risk is also generally greater for Funds that invest to a material extent in debt securities with longer maturities, and is compounded for Funds, such as AllianceBernstein Real Estate Investment Fund, that invest a substantial portion of their assets in mortgage-related or other asset-backed securities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds reinvest their assets in debt securities with lower interest rates. AllianceBernstein Real Estate Investment Fund also has more exposure to interest rate risk because it invests in real estate industry companies.



CREDIT RISK
This is the risk that the issuer of a security or the other party to an over-the-counter transaction, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Funds that invest a substantial portion of their assets in lower-rated securities, such as AllianceBernstein Utility Income Fund.



DERIVATIVE AND LEVERAGE RISK
A Fund may make substantial use of derivatives and employ specialized trading techniques such as short sales, options, futures, forwards, and other leveraging techniques to increase its exposure to certain selected securities. Alliance employs these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for the Fund, particularly in periods of market declines. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.


FOREIGN RISK
This is the risk of investments in issuers located in countries other than the United States. Investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Fund's invest-ments in a country other than the United States. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Balanced Shares, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.


CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and other currencies may negatively affect the value of a Fund's investments. Funds investing in non-U.S. issuers are subject to this risk, including, in particular, AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Balanced Shares, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.



MANAGEMENT RISK
Each Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for the Funds, but there is no guarantee that its techniques will produce the intended result. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Fund.



LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in debt securities whose sale may be restricted by law or by contract. AllianceBernstein Small/Mid Cap Value Fund is particularly subject to liquidity risk because it invests primarily in the securities of small- and mid-capitalization companies, which may be less widely traded than the securities of large-capitalization companies.



ALLOCATION RISK
AllianceBernstein Balanced Shares has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.



Principal RiskS By Fund
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.



-----------------------------------------------------------------------------------------
                                        Industry/ Capital-  Interest          Derivative
                                 Market  Sector   ization     Rate    Credit  and Lever-
Fund                              Risk    Risk     Risk       Risk     Risk   age Risk
-----------------------------------------------------------------------------------------
AllianceBernstein Value
Fund                                o       o                          o        o
-----------------------------------------------------------------------------------------
AllianceBernstein Small/Mid Cap
Value Fund                          o       o        o                 o        o
-----------------------------------------------------------------------------------------
AllianceBernstein Growth and
Income Fund                         o                         o        o
-----------------------------------------------------------------------------------------
AllianceBernstein Focused
Growth & Income Fund                o       o        o
-----------------------------------------------------------------------------------------
AllianceBernstein Balanced
Shares                              o                         o        o
-----------------------------------------------------------------------------------------
AllianceBernstein Utility
Income Fund                         o       o                 o        o
-----------------------------------------------------------------------------------------
AllianceBernstein Real Estate
Investment Fund                     o       o                 o        o
-----------------------------------------------------------------------------------------
AllianceBernstein International
Value Fund                          o       o        o                 o        o
-----------------------------------------------------------------------------------------
AllianceBernstein Global
Value Fund                          o       o        o                 o        o
-----------------------------------------------------------------------------------------




---------------------------------------------------------------------------------

                               Foreign  Currency   Manage-  Allocation  Liquidity
Fund                            Risk      Risk    ment Risk    Risk       Risk
---------------------------------------------------------------------------------
AllianceBernstein Value
Fund                             o          o        o
---------------------------------------------------------------------------------
AllianceBernstein Small/Mid Cap
Value Fund                       o          o        o                      o
---------------------------------------------------------------------------------
AllianceBernstein Growth and
Income Fund                                          o
---------------------------------------------------------------------------------
AllianceBernstein Focused
Growth & Income Fund             o          o        o
---------------------------------------------------------------------------------
AllianceBernstein Balanced
Shares                           o          o        o            o
---------------------------------------------------------------------------------
AllianceBernstein Utility
Income Fund                                          o
---------------------------------------------------------------------------------
AllianceBernstein Real Estate
Investment Fund                                      o
---------------------------------------------------------------------------------
AllianceBernstein International
Value Fund                       o          o        o
---------------------------------------------------------------------------------
AllianceBernstein Global
Value Fund                       o          o        o
---------------------------------------------------------------------------------



FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                                                     Advisor
                                                                   Class A Shares  Class B Shares  Class C Shares  Class Shares
                                                                   --------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                                        4.25% (a)        None           None           None

Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)            None (a)      4.00%* (a)     1.00%** (a)      None

Exchange Fee                                                           None           None           None           None


(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases. In some cases, however, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Investing in the Funds--CDSC Waivers and Other Programs" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.


* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**  For Class C shares the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES


The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                 Operating Expenses
--------------------------------------------------------
AllianceBernstein                                Advisor
Value Fund            Class A  Class B  Class C   Class
                      -------  -------  -------  -------

Management Fees         .55%   .55%    .55%     .55%
Distribution and/or
  Shareholder  Service
  (12b-1) Fees          .30%  1.00%   1.00%     None
Other Expenses:
  Transfer Agent        .24%   .26%    .24%     .24%
  Other Expenses        .08%   .08%    .09%     .08%
Total Other Expenses    .32%   .34%    .33%     .32%
                      ------ ------  ------   ------
Total Fund Operating
  Expenses (a)         1.17%  1.89%   1.88%     .87%
                      ====== ======  ======   ======



                                                 Examples
                       -----------------------------------------------------------
AllianceBernstein                                                         Advisor
Value Fund              Class A  Class B+  Class B++  Class C+  Class C++  Class
                       --------- --------- ---------- --------  ---------  -------
After 1 Year          $  539   $  592     $  192      $  291   $  191   $   89
After 3 Years         $  781   $  794     $  594      $  591   $  591   $  278
After 5 Years         $1,041   $1,021     $1,021      $1,016   $1,016   $  482
After 10 Years        $1,785   $2,024(b)  $2,024(b)   $2,201   $2,201   $1,073




                 Operating Expenses
--------------------------------------------------------
AllianceBernstein
Small/Mid Cap                                    Advisor
Advisor               Class A  Class B  Class C   Class
Value Fund            -------  -------  -------  -------
Management Fees         .75%   .75%    .75%     .75%
Distribution and/or
  Shareholder Service
  (12b-1) Fees          .30%  1.00%   1.00%    None
Other Expenses:
  Transfer Agent        .26%   .30%    .27%   .26%
  Other Expenses        .09%   .09%    .10%   .09%
Total Other Expenses    .35%   .39%    .37%   .35%
                     ------ ------  ------ ------
Total Fund Operating
  Expenses (a)         1.40%  2.14%   2.12%  1.10%
                     ====== ======  ====== ======
Waiver and/or Expense
  Reimbursement (c)    (.25)% (.29)%  (.27)% (.25)%
                     ====== ======  ====== ======
Net Expenses           1.15%  1.85%   1.85%   .85%
                     ====== ======  ====== ======



                                                              Examples
                       -------------------------------------------------------------------------------
AllianceBernstein
Small/Mid Cap                                                                                Advisor
Advisor                                    Class A  Class B+  Class B++  Class C+  Class C++  Class
Value Fund                                --------- --------- ---------- --------  ---------  -------
After 1 Year                             $  537   $  588    $  188    $  288     $  188     $   87
After 3 Years (d)                        $  826   $  842    $  642    $  638     $  638     $  325
After 5 Years (d)                        $1,135   $1,123    $1,123    $1,114     $1,114     $  582
After 10 Years (d)                       $2,013   $2,261(b) $2,261(b) $2,430     $2,430     $1,318




--------------------------------------------------------------------------------
Please refer to the footnotes on page 17.



                 Operating Expenses
---------------------------------------------------------
AllianceBernstein
Growth and                                        Advisor
Income Fund           Class A  Class B  Class C    Class
                      -------  -------  -------   -------
Management Fees         .47%    .47%     .47%      .47%
Distribution and/or
  Shareholder Service
  (12b-1) Fees          .28%   1.00%    1.00%      None
Other Expenses:
  Transfer Agent        .20%    .23%     .21%      .20%
  Other Expenses        .05%    .05%     .05%      .04%
Total Other Expenses    .25%    .28%     .26%      .24%
                      ------  ------   ------    ------
Total Fund Operating
  Expenses (a)         1.00%   1.75%    1.73%      .71%
                      ======  ======   ======    ======

                                                         Examples
                     --------------------------------------------------------------------------------
AllianceBernstein
Growth and                                                                                   Advisor
Income Fund                                 Class A  Class +  Class B++  Class C+  Class C++  Class
                                            -------  -------  ---------  --------  --------- --------
After 1 Year                                $  523   $  578    $  178     $  276     $  176   $   73
After 3 Years                               $  730   $  751    $  551     $  545     $  545   $  227
After 5 Years                               $  954   $  949    $  949     $  939     $  939   $  395
After 10 Years                              $1,598   $1,864(b) $1,864(b)  $2,041     $2,041   $  883





                 Operating Expenses
---------------------------------------------------------
AllianceBernstein
Focused Growth &
Income Fund            Class A   Class B  Class C
                       ------    -------  -------
Management Fees         .55%      .55%     .55%
Distribution and/or
  Shareholder Service
  (12b-1) Fees          .30%     1.00%    1.00%
Other Expenses:
  Transfer Agent        .18%      .21%     .19%
  Other Expenses        .16%      .16%     .16%
Total Other Expenses    .34%      .37%     .35%
                      ------    ------   ------
Total Fund Operating
  Expenses (a)         1.19%     1.92%    1.90%
                      ======    ======   ======


                                                         Examples
                     --------------------------------------------------------------------------------
AllianceBernstein
Focused Growth &
Income Fund                                      Class A  Class B+  Class B++  Class C+  Class C++
                                                 -------- --------  ---------  --------  ----------
After 1 Year                                     $  541  $  595     $  195      $ 293     $ 193
After 3 Years                                    $  787  $  803     $  603      $ 597     $ 597
After 5 Years                                    $1,052  $1,037     $1,037     $1,026    $1,026
After 10 Years                                   $1,807  $2,054(b)  $2,054(b)  $2,222    $2,222



                 Operating Expenses
---------------------------------------------------------
AllianceBernstein                                Advisor
Balanced Shares       Class A  Class B  Class C   Class
                      -------  -------  ------- --------
Management Fees         .43%    .43%     .43%     .43%
Distribution and/or
  Shareholder Service
  (12b-1) Fees          .29%   1.00%    1.00%    None
Other Expenses:
  Transfer Agent        .16%    .19%     .18%    .16%
  Other Expenses        .08%    .07%     .08%    .08%
Total Other Expenses    .24%    .26%     .26%    .24%
                      ------  ------   ------  ------
Total Fund Operating
  Expenses (a)          .96%   1.69%    1.69%     .67%
                      ------  ------   ------   ------


                                                         Examples
                     --------------------------------------------------------------------------------
AllianceBernstein                                                                             Advisor
Balanced Shares                            Class A Class B+  Class B++  Class C+  Class C ++   Class
                                           ------- --------  ---------  --------  ----------  --------
After 1 Year                               $  519  $  572     $  172      $ 272     $ 172      $  68
After 3 Years                              $  718  $  733     $  533      $ 533     $ 533      $ 214
After 5 Years                              $  933  $  918     $  918      $ 918     $ 918      $ 373
After 10 Years                             $1,553  $1,804(b)  $1,804(b)  $1,998    $1,998      $ 835



                 Operating Expenses
---------------------------------------------------------
AllianceBernstein
Utility Income                                 Advisor
Fund                Class A  Class B  Class C   Class
                    -------  -------  -------  -------
Management Fees         .55%    .55%     .55%     .55%
Distribution and/or
  Shareholder Service
  (12b-1) Fees          .30%   1.00%   1.00%      None
Other Expenses:
  Transfer Agent        .27%    .31%    .28%     .27%
  Other Expenses        .26%    .26%    .27%     .27%
Total Other Expenses    .53%    .57%    .55%     .54%
                      ------  ------   ------  ------
Total Fund Operating
  Expenses (a)         1.38%   2.12%    2.10%    1.09%
                      ======  ======   =====    ======



                                                         Examples
                     --------------------------------------------------------------------------------
AllianceBernstein
Utility Income                                                                              Advisor
Fund                                     Class A  Class B+  Class B++  Class C+  Class C++   Class
                                         -------- --------  ---------  --------  ---------  -------
After 1 Year                             $  560   $  615     $  215      $ 313    $ 213     $  111
After 3 Years                            $  843   $  864     $  664      $ 658    $ 658     $  347
After 5 Years                            $1,148   $1,139     $1,139     $1,129   $1,129     $  601
After 10 Years                           $2,012   $2,263(b)  $2,263(b)  $2,431   $2,431     $1,329

                 Operating Expenses
---------------------------------------------------------
Alliance Bernstein
Real Estate                                    Advisor
Investment Fund     Class A  Class B  Class C   Class
                    -------  -------  -------  -------
Management Fees         .55%    .55%     .55%   .55%
Distribution and/or
  Shareholder Service
  (12b-1) Fees          .30%   1.00%    1.00%   None
Other Expenses:
  Transfer Agent        .28%    .30%     .28%   .28%
  Other Expenses        .16%    .16%     .17%   .16%
Total Other Expenses    .44%    .46%     .45%   .44%
                      ------  ------  ------- ------
Total Fund Operating
  Expenses (a)         1.29%   2.01%    2.00%   .99%
                      ======  ======   ====== ======




                                                         Examples
                     --------------------------------------------------------------------------------
Alliance Bernstein
Real Estate                                                                                  Advisor
Investment Fund                            Class A  Class B+  Class B++  Class C+  Class C++  Class
                                           -------  --------  ---------  --------  --------- --------
After 1 Year                               $  551   $  604     $  204     $ 303     $  203    $  101
After 3 Years                              $  817   $  830     $  630     $ 627     $  627    $  315
After 5 Years                              $1,102   $1,083     $1,083     $1,078    $1,078    $  547
After 10 Years                             $1,915   $2,152(b)  $2,152(b)  $2,327    $2,327    $1,213




--------------------------------------------------------------------------------
Please refer to the footnotes on page 17.




                 Operating Expenses
----------------------------------------------------------
AllianceBernstein
International                                    Advisor
Value Fund            Class A  Class B  Class C   Class
                      -------  -------  -------  -------
Management Fees         .75%   .75%      .75%     .75%
Distribution and/or
  Shareholder Service
  (12b-1) Fees          .30%  1.00%     1.00%     None
Other Expenses:
  Transfer Agent        .27%   .30%      .28%     .26%
  Other Expenses        .14%   .16%      .14%     .15%
Total Other Expenses    .41%   .46%      .42%     .41%
                      ------ ------    ------   ------
Total Fund Operating
  Expenses (a)         1.46%  2.21%     2.17%    1.16%
                      ====== ======    ======   ======
Waiver and/or Expense
  Reimbursement (c)    (.26)% (.31)%    (.27)%   (.26)%
                      ====== ======    ======   ======
Net Expenses           1.20%  1.90%     1.90%     .90%
                      ====== ======    ======   ======





                                                        Examples
                      -------------------------------------------------------------------------------
AllianceBernstein
International                                                                                Advisor
Value Fund                               Class A  Class B+  Class B++  Class C+  Class C++    Class
                                         -------  --------  ---------  --------  ---------  ---------
After 1 Year                             $  542  $  593     $  193     $  293   $  193     $   92
After 3 Years (d)                        $  843  $  861     $  661     $  653   $  653     $  343
After 5 Years (d)                        $1,165  $1,156     $1,156     $1,140   $1,140     $  613
After 10 Years (d)                       $2,076  $2,330(b)  $2,330(b)  $2,482   $2,482     $1,386





                 Operating Expenses
----------------------------------------------------------
AllianceBernstein                                 Advisor
Global Value Fund      Class A  Class B  Class C   Class
                       -------  -------  -------  -------
Management Fees         .75%   .75%      .75%     .75%
Distribution and/or
  Shareholder Service
  (12b-1) Fees          .30%  1.00%     1.00%     None
Other Expenses:
  Transfer Agent        .06%   .11%      .07%     .06%
  Other Expenses        .35%   .34%      .35%     .35%
Total Other Expenses    .41%   .45%      .42%     .41%
                      ------ ------    ------   ------
Total Fund Operating
  Expenses (a)         1.46%  2.20%     2.17%    1.16%
                      ====== ======    ======   ======





                                                        Examples
                       -----------------------------------------------------------
AllianceBernstein                                                          Advisor
Global Value Fund      Class A  Class B+  Class B++  Class C +  Class C++  Class
                       -------  --------  ---------  ---------  --------- --------
 After 1 Year          $  567   $  623     $  223     $ 320      $ 220     $  118
 After 3 Years         $  867   $  888     $   688    $  679     $  679    $  368
 After 5 Years         $1,189   $1,180     $1,180     $1,164     $1,164    $  638
 After 10 Years        $2,097   $2,347(b)  $2,347(b)  $2,503     $2,503    $1,409


--------------------------------------------------------------------------------
+   Assumes redemption at the end of period.

++  Assumes no redemption at end of period.

(a) Expense information has been restated to reflect a reduction in advisory fees effective September 7, 2004.

(b) Assumes Class B shares convert to Class A shares after eight years.

(c) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.

(d) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial term.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the fund assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any fee waiver or expense reimbursement. The chart does not take into account any CDSC. If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.




                                               AllianceBernstein Value Fund
         ----------------------------------------------------------------------------------------------------------------
                                                                                     Hypothetical
                                            Hypothetical                               Expenses           Hypothetical
                        Hypothetical         Performance          Investment       (Current Expense          Ending
         Year            Investment           Earnings           After Returns       Ratio 1.17%)          Investment
         ----------   -----------------  ------------------   ------------------ --------------------  ------------------
         1             $10,000.00              $  500.00          $10,500.00            $  122.85          $10,377.15
         2              10,377.15                 518.86           10,896.01               127.48           10,768.52
         3              10,768.52                 538.43           11,306.95               132.29           11,174.66
         4              11,174.66                 558.73           11,733.39               137.28           11,596.11
         5              11,596.11                 579.81           12,175.92               142.46           12,033.46
         6              12,033.46                 601.67           12,635.13               147.83           12,487.30
         7              12,487.30                 624.37           13,111.67               153.41           12,958.26
         8              12,958.26                 647.91           13,606.17               159.19           13,446.98
         9              13,446.98                 672.35           14,119.33               165.20           13,954.13
         10             13,954.13                 697.71           14,651.84               171.43           14,480.41
         Cumulative                            $5,939.83                                $1,459.42



                                              AllianceBernstein Small/Mid Cap Value Fund
         ----------------------------------------------------------------------------------------------------------------
                                                                                     Hypothetical
                                            Hypothetical                               Expenses           Hypothetical
                        Hypothetical         Performance          Investment       (Current Expense          Ending
         Year            Investment           Earnings           After Returns       Ratio 1.15%)          Investment
         ----------   -----------------  ------------------   ------------------ --------------------  ------------------
         1              $10,000.00           $  500.00            $10,500.00          $  120.75            $10,379.25
         2               10,379.25              518.96             10,898.21             125.33             10,772.88
         3               10,772.88              538.64             11,311.53             130.08             11,181.44
         4               11,181.44              559.07             11,740.52             135.02             11,605.50
         5               11,605.50              580.28             12,185.78             140.14             12,045.64
         6               12,045.64              602.28             12,647.92             145.45             12,502.47
         7               12,502.47              625.12             13,127.59             150.97             12,976.63
         8               12,976.63              648.83             13,625.46             156.69             13,468.77
         9               13,468.77              673.44             14,142.20             162.64             13,979.57
         10              13,979.57              698.98             14,678.55             168.80             14,509.74
         Cumulative                          $5,945.61                                $1,435.86

                                            AllianceBernstein Growth and Income Fund
         ----------------------------------------------------------------------------------------------------------------
                                                                                     Hypothetical
                                            Hypothetical                               Expenses           Hypothetical
                        Hypothetical         Performance          Investment       (Current Expense          Ending
         Year            Investment           Earnings           After Returns       Ratio 1.00%)          Investment
         ----------   -----------------  ------------------   ------------------ --------------------  ------------------
         1              $10,000.00           $  500.00            $10,500.00          $  105.00            $10,395.00
         2               10,395.00              519.75             10,914.75             109.15             10,805.60
         3               10,805.60              540.28             11,345.88             113.46             11,232.42
         4               11,232.42              561.62             11,794.04             117.94             11,676.10
         5               11,676.10              583.81             12,259.91             122.60             12,137.31
         6               12,137.31              606.87             12,744.18             127.44             12,616.73
         7               12,616.73              630.84             13,247.57             132.48             13,115.10
         8               13,115.10              655.75             13,770.85             137.71             13,633.14
         9               13,633.14              681.66             14,314.80             143.15             14,171.65
         10              14,171.65              708.58             14,880.23             148.80             14,731.43
         Cumulative                          $5,989.15                                $1,257.72





                                       AllianceBernstein Focused Growth & Income Fund
         ----------------------------------------------------------------------------------------------------------------
                                                                                     Hypothetical
                                            Hypothetical                               Expenses           Hypothetical
                        Hypothetical         Performance          Investment       (Current Expense          Ending
         Year            Investment           Earnings           After Returns       Ratio 1.19%)          Investment
         ----------   -----------------  ------------------   ------------------ --------------------  ------------------
         1              $10,000.00           $  500.00            $10,500.00          $  124.95            $10,375.05
         2               10,375.05              518.75             10,893.80             129.64             10,764.17
         3               10.764.17              538.21             11,302.37             134.50             11,167.88
         4               11,167.88              558.39             11,726.27             139.54             11,586.73
         5               11,586.73              579.34             12,166.06             144.78             12,021.29
         6               12,021.29              601.06             12,622.35             150.21             12,472.15
         7               12,472.15              623.61             13,095.75             155.84             12,939.91
         8               12,939.91              647.00             13,586.91             161.68             13,425.23
         9               13,425.23              671.26             14,096.49             167.75             13,928.74
         10              13,928.74              696.44             14,625.18             174.04             14,451.14
         Cumulative                          $5,934.06                                $1,482.92

                                                      AllianceBernstein Balanced Shares
         ----------------------------------------------------------------------------------------------------------------
                                                                                     Hypothetical
                                            Hypothetical                               Expenses           Hypothetical
                        Hypothetical         Performance          Investment       (Current Expense          Ending
         Year            Investment           Earnings           After Returns       Ratio 0.96%)          Investment
         ----------   -----------------  ------------------   ------------------ --------------------  ------------------
         1              $10,000.00           $  500.00            $10,500.00          $  100.80            $10,399.20
         2               10,399.20              519.96             10,919.16             104.82             10,814.34
         3               10,814.34              540.72             11,355.05             109.01             11,246.04
         4               11,246.04              562.30             11,808.35             113.36             11,694.99
         5               11,694.99              584.75             12,279.74             117.89             12,161.35
         6               12,161.85              608.09             12,769.94             122.59             12,647.35
         7               12,647.35              632.37             13,279.72             127.49             13,152.23
         8               13,152.23              657.61             13,809.85             132.57             13,677.27
         9               13,677.27              683.86             14,361.13             137.87             14,223.27
         10              14,223.27              711.17             14,934.13             143.37             14,791.06
         Cumulative                          $6,000.83                                $1,209.77

                                                AllianceBernstein Utility Income Fund
         ----------------------------------------------------------------------------------------------------------------
                                                                                     Hypothetical
                                            Hypothetical                               Expenses           Hypothetical
                        Hypothetical         Performance          Investment       (Current Expense          Ending
         Year            Investment           Earnings           After Returns       Ratio 1.38%)          Investment
         ----------   -----------------  ------------------   ------------------ --------------------  ------------------
         1              $10,000.00           $  500.00            $10,500.00          $  144.90            $10,355.10
         2               10,355.10              517.76             10,872.86             150.05             10,722.81
         3               10,722.81              536.14             11,258.95             155.37             11,103.58
         4               11,103.58              555.18             11,658.76             160.89             11,497.86
         5               11,497.86              574.89             12,072.76             166.60             11,906.16
         6               11,906.15              595.31             12,501.46             172.52             12,328.94
         7               12,328.94              616.45             12,945.39             178.65             12,766.74
         8               12,766.74              638.34             13,405.08             184.99             13,220.09
         9               13,220.09              661.00             13,881.09             191.56             13,689.53
         10              13,689.53              684.48             14,374.01             198.36             14,175.65
         Cumulative                          $5,879.54                                $1,703.89

                                              AllianceBernstein Real Estate Investment Fund
         ----------------------------------------------------------------------------------------------------------------
                                                                                     Hypothetical
                                            Hypothetical                               Expenses           Hypothetical
                        Hypothetical         Performance          Investment       (Current Expense          Ending
         Year            Investment           Earnings           After Returns       Ratio 1.29%)          Investment
         ----------   -----------------  ------------------   ------------------ --------------------  ------------------
         1              $10,000.00           $  500.00            $10,500.00          $  135.45            $10,364.55
         2               10,364.55              518.23             10,882.78             140.39             10,742.39
         3               10,742.39              537.12             11,279.51             145.51             11,134.00
         4               11,134.00              556.70             11,690.70             150.81             11,539.89
         5               11,539.89              576.99             12,116.89             156.31             11,960.58
         6               11,960.58              598.03             12,558.61             162.01             12,396.60
         7               12,396.60              619.83             13,016.43             167.91             12,848.52
         8               12,848.52              642.43             13,490.95             174.03             13,316.91
         9               13,316.91              665.85             13,982.76             180.38             13,802.38
         10              13,802.38              690.12             14,492.50             186.95             14,305.55
         Cumulative                           5,905.29                                $1,599.74






                                           AllianceBernstein International Value Fund
         ----------------------------------------------------------------------------------------------------------------
                                                                                     Hypothetical
                                            Hypothetical                               Expenses           Hypothetical
                        Hypothetical         Performance          Investment       (Current Expense          Ending
         Year            Investment           Earnings           After Returns       Ratio 1.20%)          Investment
         ----------   -----------------  ------------------   ------------------ --------------------  ------------------
         1              $10,000.00           $  500.00            $10,500.00          $  126.00            $10,374.00
         2               10,374.00              518.70             10,892.70             130.71             10,761.99
         3               10,761.99              538.10             11,300.09             135.60             11,164.49
         4               11,164.49              558.22             11,722.71             140.67             11,582.04
         5               11,582.04              579.10             12,161.14             145.93             12,015.21
         6               12,015.21              600.76             12,615.97             151.39             12,464.57
         7               12,464.57              623.23             13,087.80             157.05             12,930.75
         8               12,930.75              646.54             13,577.29             162.93             13,414.36
         9               13,414.36              670.72             14,085.08             169.02             13,916.06
         10              13,916.06              695.80             14,611.86             175.34             14,436.52
         Cumulative                          $5,931.17                                $1,494.66




                                              Alliance Bernstein Global Value Fund
         ----------------------------------------------------------------------------------------------------------------
                                                                                     Hypothetical
                                            Hypothetical                               Expenses           Hypothetical
                        Hypothetical         Performance          Investment       (Current Expense          Ending
         Year            Investment           Earnings           After Returns       Ratio 1.46%)          Investment
         ----------   -----------------  ------------------   ------------------ --------------------  ------------------
         1              $10,000.00           $  500.00            $10,500.00          $  153.30            $10,346.70
         2               10,346.70              517.34             10,864.04             158.61             10,705.42
         3               10,705.42              535.27             11,240.69             164.11             11,076.58
         4               11,076.58              553.83             11,630.41             169.80             11,460.60
         5               11,460.60              573.03             12,033.63             175.69             11,857.94
         6               11,857.94              592.90             12,450.84             181.78             12,269.06
         7               12,269.06              613,45             12,882.51             188.08             12,694.42
         8               12,694.42              634.72             13,329.15             194.61             13,134.54
         9               13,134.54              656.73             13,791.27             201.35             13,589.91
         10              13,589.91              679.50             14,269.41             208.33             14,061.08
         Cumulative                          $5,856.76                                $1,795.68



INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus, except AllianceBernstein Focused Growth & Income Fund, which offers three classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Advisors and their Firms."


HOW TO BUY SHARES
Class A, Class B and Class C Shares
You may purchase a Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

Purchases Minimums and Maximums

Minimums:*

      --Initial:                         $ 2,500
      --Subsequent:                      $    50

* These purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement and Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM.

Maximum Individual Purchase Amount:

      --Class A shares                       None
      --Class B shares                 $  100,000
      --Class C shares                 $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. Alliance Global Investor Services, Inc., or AGIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds.

Each Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

Employee Benefit Plans.
Special eligibility rules apply to some employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

o SEPs, traditional and ROTH IRAs (the minimums listed in the table above apply);

o  SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

o AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans; and

o certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General
ABIRM may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.


THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."


--------------------------------------------------------------------------------
                            WHAT IS A RULE 12b-1 FEE?
   A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of this Prospectus.
--------------------------------------------------------------------------------


Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                              Distribution and/or
                             Service (Rule  12b-1)
                              Fee (as a Percentage
                              of Aggregate Average
                                Daily Net Assets)
      Class A                        0.30%
      Class B                        1.00%
      Class C                        1.00%
      Advisor Class                  None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares--Initial Sales Charge Alternative
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in excess of $1,000,000 are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption.



Class B Shares--Deferred Sales Charge Alternative
You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

Year Since Purchase                   CDSC
First                                4.0%
Second                               3.0%
Third                                2.0%
Fourth                               1.0%
Fifth and thereafter                 None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares-Asset-Based Sales Charge Alternative
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

--------------------------------------------------------------------------------
                           HOW IS THE CDSC CALCULATED?
   The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein mutual fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.
--------------------------------------------------------------------------------


Advisor Class Shares--Fee Based Program Alternative
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.


SALES CHARGE REDUCTION PROGRAMS
This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "US--Investors" and then "Reducing or eliminating sales charges"). More information on Breakpoints and other sales charge waivers is available in the Funds' SAI.

Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

o  all of the shareholder's accounts at the Funds or a financial intermediary;

o  any account of the shareholder at another financial intermediary; and

o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.



--------------------------------------------------------------------------------
                          You Can Reduce Sales Charges
                           When Buying Class A Shares
--------------------------------------------------------------------------------



Breakpoints or Quantity Discounts Offered by the Strategies
The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:





                                Initial Sales Charge
                                ---------------------
                                  as % of    as % of
                                Net Amount   Offering
Amount Purchased                 Invested     Price
                               ----------  ----------
Up to $100,000                    4.44%       4.25%
$100,000 up to $250,000           3.36        3.25
$250,000 up to $500,000           2.30        2.25
$500,000 up to $1,000,000         1.78        1.75
$1,000,000 and above              0.00        0.00

Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

o an individual, his or her spouse, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

o a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

o  the employee benefit plans of a single employer; or

o any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares--Sales at NAV
The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

o investment management clients of Alliance or its affiliates, including clients and prospective clients of Alliance's AllianceBernstein Institutional Investment Management division;

o present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of Alliance, ABIRM, AGIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

o officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

o persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM, under which persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS


-------------------------------------------------------------------------------
                     Here Are Some Ways To Avoid Or Minimize
                              Charges On Redemption
--------------------------------------------------------------------------------



CDSC Waivers
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

o  permitted exchanges of shares;

o  following the death or disability of a shareholder; or

o if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70-1/2.

Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. Please see a Fund's SAI for more details.

Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of a Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABIRM has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan
The Funds offer a systematic withdrawal plan that permits the redemption of Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class

B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class C shares, shares held the longest would be redeemed first.


THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Fund shares.


PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.


--------------------------------------------------------------------------------
                        What is a Financial Intermediary?
   A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.
--------------------------------------------------------------------------------



In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C Shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.


--------------------------------------------------------------------------------
   Your financial advisor's firm receives compensation from the Funds, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

-  upfront sales commissions
-  12b-1 fees
-  additional distribution support
-  defrayal of costs for educational seminars and training
- payments related to providing shareholder recordkeeping and/or transfer agency services

   Please read the Prospectus carefully for information on this compensation.
--------------------------------------------------------------------------------

Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" above.


--------------------------------------------------------------------------------
   If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

   Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.
--------------------------------------------------------------------------------


As of the date of the Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

   A.G. Edwards
   AIG Advisor Group
   American Express Financial Advisors
   AXA Advisors
   Banc of America
   Bank One Securities Corp.
   Charles Schwab
   Chase Investment Services
   Citigroup Global Markets
   Commonwealth Financial
   IFMG Securities
   ING Advisors Network
   Legg Mason
   Lincoln Financial Advisors
   Linsco Private Ledger
   Merrill Lynch
   Morgan Stanley
   Mutual Services Corporation
   National Financial
   NPH Holdings
   PFS Investments
   Piper Jaffray
   Raymond James
   RBC Dain Rauscher
   Securities America
   SunTrust Bank
   UBS Financial
   Uvest Financial Services
   Wachovia Securities
   Wells Fargo

Although the Funds may use brokers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, AGIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

o  Selling Shares Through Your Broker or other Financial Advisor
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

o  Selling Shares Directly to the Fund
By Mail:

o Send a signed letter of instruction or stock power, along with certificates, to:

                        Alliance Global Investor Services
                                 P.O. Box 786003
                           San Antonio, TX 78278-6003

o  For certified or overnight deliveries, send to:

                        Alliance Global Investor Services
                             8000 IH 10 W, 4th floor
                              San Antonio, TX 78230

o For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone

o You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

o AGIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

o If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

o Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check may not exceed $50,000 per day.

o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board of Trustees has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

Funds that may invest significantly in foreign securities, such as AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, the AllianceBernstein Growth and Income Fund, AllianceBernstein Focused Growth &Income Fund, AllianceBernstein Balanced Shares, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund, may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Funds may be adversely affected by price arbitrage to a greater extent when they invest significantly in small cap securities, technology and other specific industry sector securities. Because they may invest in certain fixed-income securities, AllianceBernstein Balanced Shares, AllianceBernstein Utility Income Fund and AllianceBernstein Real Estate Investment Fund also may be adversely affected by price arbitrage to a greater extent.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.


HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board of Trustees. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Trustees have delegated responsibility for valuing a Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

Your order for purchase, sale or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.




GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.


TYPES OF SECURITIES
Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by non-U.S. governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that are subject to restrictions which may render them illiquid; however, Alliance may determine that such securities are liquid pursuant to procedures approved by the Trustees or Directors of a Fund, as the case may be.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.


TYPES OF COMPANIES
Non-U.S. company is an entity that (i) is organized under the laws of a country other than the United States, (ii) has its principal place of business in a country other than the United States, and (iii) issues equity or debt securities that are traded principally in a country other than the United States.


RATING AGENCIES, RATED SECURITIES and INDEXES
Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime-1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Russell 1000(R) Value Index measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(R) Growth Index and the Russell 1000(R) Value Index.


Russell 2500(TM) Value Index measures the performance of those Russell 2500 companies (based on capitalization, the smallest 2,500 U.S. companies from among the largest 3,000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Russell 2500(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell Growth 2500(TM) Index and the Russell 2500(TM) Value Index.


S&P is Standard & Poor's Rating Services.


OTHER
1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.



DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.


o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.


INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES
AllianceBernstein Value Fund
AllianceBernstein Value Fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of U.S. equity securities generally representing at least 125 companies. The Fund's investment strategy emphasizes investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Fund. These investment decisions are the result of the multi-step process described below.


The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Fund. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Fund. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Fund volatility.

The Fund does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Fund. The Fund will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Fund also may:

o  Invest up to 20% of its total assets in convertible securities;

o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

o  Invest up to 15% of its net assets in illiquid securities;

o  Invest up to 15% of its total assets in securities issued by non-U.S.
   companies;

o  Invest up to 10% of its total assets in rights and warrants;

o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

o  Make secured loans of portfolio securities of up to 30% of its total assets;
   and

o  Enter into repurchase agreements.


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
AllianceBernstein Small/Mid Cap Value Fund seeks long-term growth of capital. In seeking to achieve its objective, the Fund invests primarily in a diversified portfolio of U.S. equity securities generally representing 60 to 90 companies. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in the equity securities of small- to mid-capitalization companies. This policy will not be changed without 60 days' prior written notice to shareholders. For purposes of this policy, net assets include any borrowings for investment purposes, and "small- to mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between:

o the market capitalization of the smallest company in the Russell 2500TM Value Index; and

o the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index.

Because the Fund's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2004, there were approximately 1,676 small- to mid-capitalization companies, representing a market capitalization range from approximately $80.2 million to approximately $9.5 billion. The Fund's investment policies emphasize investments in companies that Bernstein determines are undervalued, using a fundamental value approach.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Fund, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio and price to book ratio to target approximately 300 companies for further analysis by the research staff and the Fund's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

The Fund's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Fund's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Fund. Bernstein seeks to manage overall Fund volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Fund may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Fund also may:

o  Invest up to 20% of its total assets in convertible securities;

o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

o  Invest up to 15% of its net assets in illiquid securities;

o  Invest up to 15% of its total assets in securities issued by non-U.S.
   companies;

o  Invest up to 10% of its total assets in rights and warrants;

o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

o  Make secured loans of portfolio securities of up to 30% of its total assets;
   and

o Enter into repurchase agreements.

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND
AllianceBernstein Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in securities of non-U.S. issuers. Since the purchase of securi-ties of non-U.S. issuers entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality.

The Fund also may:

o  Invest in non-dividend paying stocks;

o Purchase and sell forward and futures contracts and options on these securities for hedging purposes; and

o Make secured loans of portfolio securities of up to 331/3% of its total assets (including collateral for any security loaned).


ALLIANCEBERNSTEIN FOCUSED GROWTH & Income Fund
AllianceBernstein Focused Growth & Income Fund seeks long-term growth of capital through the application of a disciplined value-oriented investment process. The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe. Through this process, Alliance seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.


Alliance depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies that are significant participants in their particular industries. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. Alliance's analysts prepare their own earnings estimates and financial models for each company followed.

The disciplined value investment process is grounded in Alliance's research capabilities. Through its research, Alliance identifies equity securities whose current market prices do not reflect what Alliance considers to be their intrinsic economic value. In determining a company's intrinsic economic value, Alliance takes into account many factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. Alliance then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). Alliance anticipates that, normally, about 75 companies will be represented in the Fund's portfolio, with substantially all of those companies ranking in the top three deciles of Alliance's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. Alliance will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between Alliance's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

Alliance recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

Although the Fund intends to invest primarily in the equity securities of U.S. companies, the Fund may also invest up to 15% of its assets in securities of non-U.S. issuers.

The Fund also may:

o  Invest in convertible securities and rights and warrants;

o For hedging purposes, enter into forward commitments, and purchase and sell futures contracts and options on securities, as well as options on securities indices and options on futures contracts; and

o For hedging purposes, enter into currency swaps, forward foreign currency exchange contracts and options on foreign currencies.

ALLIANCEBERNSTEIN BALANCED SHARES
AllianceBernstein Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.

The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of its total assets in equity and fixed-income securities of non-U.S. issuers eligible for purchase by the Fund under its investment policies described above.

The Fund also may:

o Enter into contracts for the purchase or sale for future delivery of foreign currencies;

o Purchase and sell forward and futures contracts and options on these securities for hedging purposes;

o Purchase and write put and call options on foreign currencies and enter into forward currency exchange contracts for hedging purposes;

o Subject to market conditions, write covered call options listed on a domestic exchange to realize income; and

o Make loans of portfolio securities of up to 331/3% of its total assets (including collateral for any security loaned).

As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

AllianceBernstein Utility Income Fund
AllianceBernstein Utility Income Fund seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a matter of fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the utilities industries. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest in securities of both U.S. and non-U.S. issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one non-U.S. country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of non-U.S. issuers denominated in non-U.S. currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Fund also may:

o  Invest up to 30% of its net assets in convertible securities;

o  Invest up to 5% of its net assets in rights or warrants;

o Invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";

o Write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

o Purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

o Enter into the purchase or sale of futures contracts on fixed-income securities or non-U.S. currencies, or futures contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

o Purchase and write call and put options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

o  Purchase or sell forward contracts;

o Enter into interest rate swaps and purchase or sell interest rate caps and floors;

o  Enter into forward commitments;

o  Enter into standby commitment agreements;

o  Make short sales of securities or maintain a short position;

o  Make secured loans of portfolio securities of up to 20% of its total assets;
   and

o Enter into repurchase agreements for U.S. Government securities.


The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND
AllianceBernstein Real Estate Investment Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Fund normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes thousands of properties. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S & P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S & P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit-quality deterioration, subsequent to purchase by the Fund.

The Fund also may:

o  Invest up to 15% of its net assets in convertible securities;

o  Enter into forward commitments;

o  Enter into standby commitment agreements;

o As a matter of fundamental policy, make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales;

o  Invest up to 10% of its net assets in rights or warrants;

o  Make loans of portfolio securities of up to 25% of its total assets; and

o Enter into repurchase agreements of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.


The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid more quickly than anticipated when interest rates decline forcing the Fund to reinvest in securities with lower interest rates. When interest rates rise, the Fund is subject to the risk that the maturities of such securities will lengthen and that the securities' value may decrease significantly. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
AllianceBernstein International Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive.


A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o  Invest up to 20% of its total assets in convertible securities;

o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

o  Invest up to 15% of its net assets in illiquid securities;

o  Invest up to 10% of its total assets in rights and warrants;

o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

o  Make secured loans of portfolio securities of up to 30% of its total assets;
   and

o Enter into repurchase agreements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND
AllianceBernstein Global Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 5,000 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the current exposure unattractive.


A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o  Invest up to 20% of its total assets in convertible securities;

o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

o  Invest up to 15% of its net assets in illiquid securities;

o  Invest up to 10% of its total assets in rights and warrants;

o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

o  Make secured loans of portfolio securities of up to 30% of its total assets;
   and

o Enter into repurchase agreements.


DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES
This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.


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

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.


o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. Forward contracts may be cash settled or may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid.


Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under "Mortgage-Backed Securities and Associated Risks."

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

o Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Fund's interest based on changes in the bond market generally.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

o Credit Risk--This is the risk that a loss may be sustained by a Fund as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective. In addition, there is no guarantee that a specific derivative will be available for a Fund to utilize at any given time.

Derivatives Used by the Funds. The following describes specific derivatives that one or more of the Funds may use.


Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.


A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against another currency, it may enter into a forward purchase contract to buy that currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Fund will be traded on exchanges worldwide or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.


A Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. AllianceBernstein Growth and Income Fund, AllianceBernstein Focused Growth &



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


Income Fund and AllianceBernstein Balanced Shares may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Alliance-Bernstein Growth and Income Fund, AllianceBernstein Focused Growth &Income Fund and AllianceBernstein Balanced Shares may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.


Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is "covered" if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. A Fund may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

A Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Stock Index Futures. The Funds may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index future and movements in the price of the securities which are the subject of the hedge. The price of a stock index future may move more than or less than the price of the securities being hedged. If the price of a stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index futures contract. If the price of the index future moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index future, a Fund may buy or sell stock index futures contracts in greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by Alliance. Conversely, a Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of the Fund and the stock comprising the index.

Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before a Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by Alliance may still not result in a successful hedging transaction over a short time frame.

Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.


Swap Transactions. A swap transaction involves a swap agreement, which is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset, reference rate or index. A Fund will not enter into swap transactions unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized statistical rating organization.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps and total return swaps. Most swap agreements provide that when the payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; dollar-denominated payments may be exchanged for non-dollar-denominated payments; and payments tied to the price of one asset, reference rate or index may be exchanged for payments tied to the price of another asset, reference rate or index.

o Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the other party to such a transaction, the Fund will have contractual remedies under the transaction agreements.

o Interest Rate Swaps, Caps, and Floors. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

   Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by a Fund entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps); it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to the Fund's limitation on investments in illiquid securities.

Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets.

The use of a swap transaction involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.


Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or



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sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against unanticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by AllianceBernstein Utility Income Fund or AllianceBernstein Real Estate Investment Fund, if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the liquidity of the Funds' investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by the Funds' Boards.

A Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are securities issued by non-U.S. companies, there is no law in many of the countries in which the Funds may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. AllianceBernstein Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. AllianceBernstein Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AllianceBernstein Real Estate Investment Fund does not intend to invest in residual interests.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Funds enter into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. AllianceBernstein Utility Income Fund may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, that Fund may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund may not make a short sale if as a result more than 33% (25% for AllianceBernstein Real Estate Investment
Fund) of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to AllianceBernstein Real Estate Investment Fund, and 20% with respect to AllianceBernstein Utility Income Fund, of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.


Portfolio Holdings. Alliance publishes a complete schedule of the portfolio holdings for the AllianceBernstein Value Funds monthly on www.AllianceBernstein.com (click on the U.S. Investor link and then on the Pricing & Performance quick link to select the Fund). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities a Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the fund's investments by country, sector and industry, as applicable. Each Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Fund's portfolio holdings.


Temporary Defensive Position. For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in non-U.S. countries, such securities also may include short-term, non-U.S. currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.


ADDITIONAL RISK CONSIDERATIONS
Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.


Currency Considerations. Substantially all of AllianceBernstein International Value Fund and a substantial portion of the assets of AllianceBernstein Global Value Fund and AllianceBernstein Focused Growth & Income Fund may be invested in securities denominated in non-U.S. currencies. Certain Funds may receive a portion of their revenues in currencies other than the U.S. Dollar. Therefore, the dollar equivalent of such a Fund's net assets, distributions, and income will be adversely affected by reductions in the value of certain currencies relative to the U.S. Dollar. If the value of the currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, each Fund may engage in currency hedging transactions, as described above, which involve certain special risks.


Securities of Non-U.S. Issuers. The securities markets of many countries outside of the United States are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

Certain countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many countries are generally higher than in the United States.

Issuers of securities in jurisdictions other than the United States are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in U.S. companies. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual countries other than the United States may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a country and the Funds' investments. In such events, a Fund could lose its entire investment in the country involved.

Extreme Governmental Action; Less Protective Laws. In contrast to investing in the United States, investment in other countries may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action that could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various countries other than the United States governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Fund than provided under United States laws.

The Real Estate Industry. Although AllianceBernstein Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if AllianceBernstein Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than larger capitalization stocks.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which AllianceBernstein Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Non-U.S. Taxes. A Fund's investment in securities issued by non-U.S. companies may be subject to taxes withheld at the source on dividend or interest payments. Non-U.S. taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such non-U.S. taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 25 years in the case of AllianceBernstein Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.



MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2004 totaling approximately $539 billion (of which approximately $118 billion represented assets of investment companies). As of December 31, 2004, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 37 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 125 separate investment portfolios, currently have approximately 6.7 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid Alliance during its most recent fiscal year, a percentage of average daily net assets as follows:

                                 Fee as a percentage of        Fiscal
Fund                           average daily net assets*     Year Ended
-----                          ------------------------      -----------
AllianceBernstein Value Fund            .57%                  11/30/04
AllianceBernstein
   Small/Mid Cap Value Fund             .53%                  11/30/04
AllianceBernstein Growth
  and Income Fund                       .49%                  10/31/04
AllianceBernstein
  Focused Growth &
  Income Fund                           .56%                  11/30/04
AllianceBernstein
  Balanced Shares                       .44%                  11/30/04
AllianceBernstein
  Utility Income Fund                   .57%                  11/30/04
AllianceBernstein
  Real Estate
Investment Fund                         .58%                  11/30/04
AllianceBernstein
  International Value Fund              .50%                  11/30/04
AllianceBernstein
  Global Value Fund                     .75%                  11/30/04


--------------------------------------------------------------------------------
* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CBRE. CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, real estate finance, and investment advisory services.



PORTFOLIO MANAGERS
The management of and investment decisions for the AllianceBernstein Growth and Income Fund and AllianceBernstein Focused Growth & Income Fund are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Funds, Mr. Frank Caruso, CIO of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of AllianceBernstein Growth and Income Fund (since 2004) and AllianceBernstein Focused Growth & Income Fund (since inception). Mr. Caruso is a Senior Vice President of the Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, with which he has been associated in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management of and investment decisions for AllianceBernstein Utility Income Fund are made by Ms. Annie Tsao, Senior Vice President and Research Analyst. Ms. Tsao has been responsible for the Fund's investments since 2003, and has been associated with ACMC in a substantially similar capacity to her current position since prior to 2000. Ms. Tsao is a member of the Adviser's Utility Research Team. In addition, Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The management of and investment decisions for AllianceBernstein Balanced Shares are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Global Credit Research Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff while the Global Credit Research Team relies on its own internal research staff. While the members of the Balanced Shares Investment Team work jointly to determine the investment strategy, as of March 1, 2005, Mr. Stephen Pelensky of the Relative Value Investment Team is responsible for the day-to-day management of the equity component of the Fund's portfolio and Mr. John Kelley of the Global Credit Research Team is responsible for day-to-day management of the debt component of the Fund's portfolio (since 2002). Mr. Pelensky is a Senior Vice President of ACMC with which he has been associated in a substantially similar capacity to his current position since prior to 2000. Mr. Kelley is a Senior Vice President of ACMC with which he has been associated since prior to 2000.

The management of and investment decisions for each of the other Funds' portfolios are made by certain Investment Policy Groups. Each Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Fund's portfolio.

The following table lists the Investment Policy Groups, the persons within each Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

Fund and                                           Principal Occupation
Responsible                                        During the Past
Group               Employee; Year; Title          Five (5) Years
--------------------------------------------------------------------------------
AllianceBernstein   Marilyn G. Fedak; since        Executive Vice President
Value Fund          inception--Executive           of ACMC since October
                    Vice President of ACMC         2000. She is Head of
U.S. Value          and Head of Sanford            SCB's Value Equities
Investment Policy   C. Bernstein & Co., Inc.       Business and Co-Chief
Group               ("SCB") Value Equities         Investment Officer of
                    Business and Co-Chief          U.S. Value Equities.
                    Investment Officer-U.S.        Prior thereto she was
                    Value Equities                 Chief Investment
                                                   Investment Officer and
                                                   Chairman of the U.S.
                                                   Equity Investment Policy
                                                   Group at SCB since prior
                                                   to 2000.

Fund and                                           Principal Occupation
Responsible                                        During the Past
Group               Employee; Year; Title          Five (5) Years
--------------------------------------------------------------------------------
                    John Mahedy; since             Senior Vice President of
                    2005--Senior Vice              ACMC since October
                    President of ACMC and          2000, Co-Chief
                    Co-Chief Investment            Investment Officer of US
                    Officer of US Value            Value Equities since
                    Equities                       2003 and Director of
                                                   Research-US Value Equities
                                                   since 2001. Prior thereto
                                                   Senior Research Analyst for
                                                   SCB since prior to 2000.

                    Christopher Marx; since        Senior Vice President of
                    2005--Senior Vice              ACMC with which he
                    President of ACMC              has been associated
                                                   since prior to 2000.

                    John D. Philips; since         Senior Vice President of
                    2005--Senior Vice              ACMC with which he
                    President of ACMC              has been associated
                                                   since prior to 2000.

AllianceBernstein   Joseph G. Paul; since 2002     Senior Vice President
Small/Mid Cap       --Senior Vice President of     of ACMC and Chief
Value Fund          ACMC and Chief Investment      Investment Officer--Small
                    Officer of Small and Mid-      and Mid-Capitalization
Small/Mid Cap       Capitalization Value Equities  Value Equities since
Value Investment    and Co-Chief Investment        2002 and Co-Chief
Policy Group        Officer of Real Estate Equity  Investment Officer of
                    Securities since 2004.         Real Estate Equity
                                                   Securities since 2004.
                                                   He is also Chief
                                                   Investment Officer of
                                                   Advanced Value at ACMC
                                                   since October 2000 and
                                                   held the same position
                                                   at SCB since prior to 2000.

                    James W. MacGregor; since      Senior Vice President of
                    2005--Senior Vice President    ACMC since October
                    of ACMC and Director of        2000. Prior thereto he
                    Research--Small and Mid Cap    was a Senior Research
                    Value Equities                 Analyst at SCB since prior
                                                   to 2000. He is also currently
                                                   Director of Research-Small
                                                   and Mid Cap Value Equities.

                    David Pasquale; since 2005--   Vice President of ACMC Vice
                    President of ACMC              since October 2000.
                                                   Prior thereto he was a
                                                   research associate at SCB
                                                   since prior to 2000.

                    Andrew J. Weiner; since 2005-- Senior Vice President of Senior Vice President of ACMC ACMC since October 2000.
                                                   Prior thereto  he was a
                                                   research associate at SCB
                                                   since prior to 2000.

AllianceBernstein   Sharon E. Fay; since 2005--    Executive Vice
International       Executive Vice President of    President and Chief
Value Fund          ACMC and Chief Investment      Investment Officer of
                    Officer of Global Value        UK,European and
International Value Equities                       Global Value Equities
Investment Policy                                  since June 2003. She
Group                                              has continued to serve as
                                                   Chief Investment Officer
                                                   of UK and European
                                                   Value Equities at ACMC
                                                   since 2000, and Chairs
                                                   the Global, European
                                                   and U.K. Value Investment
                                                   Policy Groups since prior
                                                   to 2000.

                    Kevin F. Simms; since          Senior Vice President
                    inception--Senior Vice         and Co-Chief
                    President of ACMC, Co-Chief    Investment Officer of
                    Investment Officer of          International Value
                    International Value Equities   Equities at ACMC since
                    and Director of Research       2003. He is also
                    for International Value        Director of Research
                    and Global Value Equities      for International Value
                                                   and Global Value
                                                   Equities at ACMC since
                                                   October 2000. Prior
                                                   thereto, he was
                                                   Director of Research for
                                                   Emerging Markets Value
                                                   Equities at SCB since
                                                   prior to 2000.

                    Henry S. D'Auria; since        Senior Vice President of
                    2003--Senior Vice President    ACMC since October
                    of ACMC, Chief Investment      2000, Chief Investment
                    Officer of Emerging Markets    Officer of Emerging
                    Value Equities and Co-Chief    Markets Value Equities
                    Investment Officer of          since 2002 and Co-
                    International Value Equities   Chief Investment Officer
                                                   of International Value
                                                   Equities of ACMC since
                                                   June2003. He is also
                                                   Chief Investment Officer
                                                   of Emerging Markets
                                                   Value Equities at ACMC
                                                   since 2002. Prior
                                                   thereto, he was Director
                                                   of Research of Small Cap
                                                   Value and Emerging
                                                   Markets Value Equities
                                                   at SCB since prior to
                                                   2000.

                    Giulio A. Martini; since       Senior Vice President of
                    2005--Senior Vice President    ACMC with which he has
                    of ACMC.                       been associated since
                                                   prior to 2000.

AllianceBernstein   Sharon Fay; since 2003--       (see above)
Global Value Fund   (see above)

Global Value
Investment Policy   Kevin F. Simms; since          (see above)
Group               inception--(see above)


                    Henry S. D'Auria; since        (see above)
                    2005--(see above)

                    Giulio A. Martini; since       (see above)
                    2005--(see above)

Fund and                                               Principal Occupation
Responsible                                            During the Past
Group               Employee; Year; Title              Five (5) Years
--------------------------------------------------------------------------------

AllianceBernstein   Joseph G. Paul; since 2004--       (see above)
Real Estate         (see above)
Investment Fund

REIT Investment     Teresa Marziano; since 2004--  Senior Vice President of
Policy Group        Senior Vice President of ACMC  ACMC since October
                    and co-Chief Investment        2000 and co-Chief
                    Officer of Real Estate         Investment Officer of
                    Investments.                   Real Estate Investments
                                                   since July 2004. Prior
                                                   thereto, she was a Senior
                                                   Analyst of investment
                                                   research at SCB since
                                                   prior to 2000.

Additional Information about the Portfolio Managers may be found in each Fund's SAI.

Legal Proceedings
As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waiving a portion of the advisory fee it receives for managing the Funds. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee.

A special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Directors of the Funds (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the Funds as a defendant. All of these lawsuits seek an unspecified amount of damages.


As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


Alliance and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the Commission of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The Commission has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The Commission and the National Association of Securities Dealers, Inc. ("NASD") have issued subpoenas to Alliance in connection with this matter and Alliance has provided documents and other information to the Commission and the NASD and is cooperating fully with their investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Compliant was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violations of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants, and others may be filed.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the Funds' shares or other adverse consequences to the Funds. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Strategies.


TRANSFER AGENCY SERVICES
AGIS acts as the transfer agent for the Funds. AGIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Funds, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.




DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than on how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" -- as further defined in the Funds' SAI -- will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and the Fund level.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within non-U.S. countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund, such as AllianceBernstein International Value Fund or AllianceBernstein Global Value Fund, is liable for foreign income taxes withheld at the source, each such Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

For tax purposes, an exchange is treated as a sale of Fund shares. The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.


Non-U.S. Shareholders
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for Fund distributions of gain attributable to "U.S. real property interests."




CONVERSION FEATURE
--------------------------------------------------------------------------------

Conversion
As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.



GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.


Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund, and by Ernst & Young LLP, the independent registered public accounting firm for AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.


                                                Income from Investment Operations
                                            --------------------------------------------
                                                                Net Gains
                                Net Asset                      or Losses on
                                 Value,                        Investments     Total from
                                Beginning    Net Investment  (both realized    Investment
  Fiscal Year or Period         of Period   Income (Loss)(a)  and unrealized)  Operations
  ---------------------        ----------   ---------------- ----------------  ----------
AllianceBernstein Value Fund
   Class A
   Year ended 11/30/04.......    $10.96       $ .14(c)(h)         $ 1.63        $ 1.77
   Year ended 11/30/03.......      9.44         .11                 1.48          1.59
   Year ended 11/30/02.......     10.26         .10                 (.87)         (.77)
   3/29/01# to 11/30/01......     10.00         .06(c)               .20           .26
   Class B
   Year ended 11/30/04.......    $10.86       $ .05(c)(h)         $ 1.62        $ 1.67
   Year ended 11/30/03.......      9.37         .04                 1.46          1.50
   Year ended 11/30/02.......     10.22         .03                 (.87)         (.84)
   3/29/01# to 11/30/01......     10.00         .01(c)               .21           .22
   Class C
   Year ended 11/30/04.......    $10.86       $ .05(c)(h)         $ 1.63        $ 1.68
   Year ended 11/30/03.......      9.37         .04                 1.46          1.50
   Year ended 11/30/02.......     10.21         .03                 (.86)         (.83)
   3/29/01# to 11/30/01......     10.00         .00(c)               .21           .21
   Advisor Class
   Year ended 11/30/04.......    $11.01       $ .17(c)(h)         $ 1.65        $ 1.82
   Year ended 11/30/03.......      9.48         .14                 1.48          1.62
   Year ended 11/30/02.......     10.29         .15                 (.90)         (.75)
   3/29/01# to 11/30/01......     10.00         .08(c)               .21           .29


AllianceBernstein
Small/Mid Cap Value Fund
   Class A
   Year ended 11/30/04.......    $14.62       $ .01(c)(h)         $ 3.00        $ 3.01
   Year ended 11/30/03.......     11.19         .02(c)              3.48          3.50
   Year ended 11/30/02.......     11.37         .10(c)              (.11)         (.01)
   3/29/01# to 11/30/01......     10.00         .09(c)              1.28          1.37
   Class B
   Year ended 11/30/04.......    $14.51      $ (.10)(c)(h)        $ 2.96        $ 2.86
   Year ended 11/30/03.......     11.12        (.06)(c)             3.45          3.39
   Year ended 11/30/02.......     11.33         .01(c)              (.10)         (.09)
   3/29/01# to 11/30/01......     10.00         .04(c)              1.29          1.33
   Class C
   Year ended 11/30/04.......    $14.50      $ (.10)(c)(h)        $ 2.97        $ 2.87
   Year ended 11/30/03.......     11.11        (.06)(c)             3.45          3.39
   Year ended 11/30/02.......     11.31         .01(c)              (.09)         (.08)
   3/29/01# to 11/30/01......     10.00         .04(c)              1.27          1.31
   Advisor Class
   Year ended 11/30/04.......    $14.66       $ .05(c)(h)         $ 3.02        $ 3.07
   Year ended 11/30/03.......     11.23         .06(c)              3.47          3.53
   Year ended 11/30/02.......     11.40         .13(c)              (.10)          .03
   3/29/01# to 11/30/01......     10.00         .12(c)              1.28          1.40


AllianceBernstein Growth
and Income Fund
   Class A
   Year ended 10/31/04.......    $ 3.15       $ .03(c)(h)          $ .34         $ .37
   Year ended 10/31/03.......      2.60         .03                  .56           .59
   Year ended 10/31/02.......      3.42         .03                 (.71)         (.68)
   Year ended 10/31/01.......      4.07         .02                 (.39)         (.37)
   Year ended 10/31/00.......      3.70         .04                  .54           .58
   Class B
   Year ended 10/31/04.......    $ 3.11       $0.00(c)(g)(h)       $ .33         $ .33
   Year ended 10/31/03.......      2.56         .01                  .56           .57
   Year ended 10/31/02.......      3.37         .00                 (.69)         (.69)
   Year ended 10/31/01.......      4.02         .00                 (.39)         (.39)
   Year ended 10/31/00.......      3.66         .01                  .54           .55
   Class C
   Year ended 10/31/04.......    $ 3.11       $0.00(c)(g)(h)       $ .34         $ .34
   Year ended 10/31/03.......      2.57         .01                  .55           .56
   Year ended 10/31/02.......      3.37         .00                 (.68)         (.68)
   Year ended 10/31/01.......      4.02         .00                 (.39)         (.39)
   Year ended 10/31/00.......      3.66         .01                  .54           .55
   Advisor Class
   Year ended 10/31/04.......    $ 3.16       $0.04(c)(h)          $ .34         $ .38
   Year ended 10/31/03.......      2.61         .04                  .56           .60
   Year ended 10/31/02.......      3.43         .04                 (.71)         (.67)
   Year ended 10/31/01.......      4.08         .03                 (.39)         (.36)
   Year ended 10/31/00.......      3.71         .05                  .54           .59




                                           Less Dividends and Distributions
                               ----------------------------------------------------

                               Dividends   Distributions
                                from Net   in Excess of      Tax      Distributions
                               Investment  Net Investment  Return of      from
  Fiscal Year or Period          Income        Income       Capital   Capital Gains
  ---------------------        ----------  --------------  ---------  -------------
AllianceBernstein Value Fund
   Class A
   Year ended 11/30/04.......   $ (.10)       $ 0.00       $ 0.00        $ 0.00
   Year ended 11/30/03.......     (.07)         0.00         0.00          0.00
   Year ended 11/30/02.......     (.05)         0.00         0.00          0.00
   3/29/01# to 11/30/01......     0.00          0.00         0.00          0.00
   Class B
   Year ended 11/30/04.......   $ (.03)       $ 0.00       $ 0.00        $ 0.00
   Year ended 11/30/03.......     (.01)         0.00         0.00          0.00
   Year ended 11/30/02.......     (.01)         0.00         0.00          0.00
   3/29/01# to 11/30/01......     0.00          0.00         0.00          0.00
   Class C
   Year ended 11/30/04.......   $ (.03)       $ 0.00       $ 0.00        $ 0.00
   Year ended 11/30/03.......     (.01)         0.00         0.00          0.00
   Year ended 11/30/02.......     (.01)         0.00         0.00          0.00
   3/29/01# to 11/30/01......     0.00          0.00         0.00          0.00
   Advisor Class
   Year ended 11/30/04.......   $ (.13)       $ 0.00       $ 0.00        $ 0.00
   Year ended 11/30/03.......     (.09)         0.00         0.00          0.00
   Year ended 11/30/02.......     (.06)         0.00         0.00          0.00
   3/29/01# to 11/30/01......     0.00          0.00         0.00          0.00


AllianceBernstein
Small/Mid Cap Value Fund
   Class A
   Year ended 11/30/04.......   $ 0.00        $ 0.00       $ 0.00        $ (.40)
   Year ended 11/30/03.......     (.07)         0.00         0.00          0.00
   Year ended 11/30/02.......     (.08)         0.00         0.00          (.09)
   3/29/01# to 11/30/01......     0.00          0.00         0.00          0.00
   Class B
   Year ended 11/30/04.......   $ 0.00        $ 0.00       $ 0.00        $ (.40)
   Year ended 11/30/03.......     0.00          0.00         0.00          0.00
   Year ended 11/30/02.......     (.03)         0.00         0.00          (.09)
   3/29/01# to 11/30/01......     0.00          0.00         0.00          0.00
   Class C
   Year ended 11/30/04.......   $ 0.00        $ 0.00       $ 0.00        $ (.40)
   Year ended 11/30/03.......     0.00          0.00         0.00          0.00
   Year ended 11/30/02.......     (.03)         0.00         0.00          (.09)
   3/29/01# to 11/30/01......     0.00          0.00         0.00          0.00
   Advisor Class
   Year ended 11/30/04.......   $ 0.00        $ 0.00       $ 0.00        $ (.40)
   Year ended 11/30/03.......     (.10)         0.00         0.00          0.00
   Year ended 11/30/02.......     (.11)         0.00         0.00          (.09)
   3/29/01# to 11/30/01......     0.00          0.00         0.00          0.00


AllianceBernstein Growth
and Income Fund
   Class A
   Year ended 10/31/04.......   $ (.03)       $ 0.00       $ 0.00        $ (.01)
   Year ended 10/31/03.......     (.02)         0.00         (.02)         0.00
   Year ended 10/31/02.......     (.02)         0.00         (.02)         (.10)
   Year ended 10/31/01.......     (.04)         0.00         0.00          (.24)
   Year ended 10/31/00.......     (.04)         0.00         0.00          (.17)
   Class B
   Year ended 10/31/04.......   $ (.01)       $ 0.00       $ 0.00        $ (.01)
   Year ended 10/31/03.......     (.01)         0.00         (.01)         0.00
   Year ended 10/31/02.......     (.01)         0.00         (.01)         (.10)
   Year ended 10/31/01.......     (.02)         0.00         0.00          (.24)
   Year ended 10/31/00.......     (.02)         0.00         0.00          (.17)
   Class C
   Year ended 10/31/04.......   $ (.01)       $ 0.00       $ 0.00        $ (.01)
   Year ended 10/31/03.......     (.01)         0.00         (.01)         0.00
   Year ended 10/31/02.......     (.01)         0.00         (.01)         (.10)
   Year ended 10/31/01.......     (.02)         0.00         0.00          (.24)
   Year ended 10/31/00.......     (.02)         0.00         0.00          (.17)
   Advisor Class
   Year ended 10/31/04.......   $ (.04)       $ 0.00       $ 0.00        $ (.01)
   Year ended 10/31/03.......     (.03)         0.00         (.02)         0.00
   Year ended 10/31/02.......     (.02)         0.00         (.03)         (.10)
   Year ended 10/31/01.......     (.05)         0.00         0.00          (.24)
   Year ended 10/31/00.......     (.05)         0.00         0.00          (.17)




                                              Less
                                            Distributions
                                  -------------------------------

                                                      Total        Net Asset
                                  Distributions      Dividends       Value,
                                  in Excess of          and          End of             Total
  Fiscal Year or Period           Capital Gains    Distributions     Period           Return (b)
  ---------------------           -------------   --------------  -------------     ------------
AllianceBernstein Value Fund
   Class A
   Year ended 11/30/04.......         $ 0.00          $ (.10)        $ 12.63           16.26%
   Year ended 11/30/03.......           0.00            (.07)          10.96           16.93
   Year ended 11/30/02.......           0.00            (.05)           9.44           (7.56)
   3/29/01# to 11/30/01......           0.00            0.00           10.26            2.60
   Class B
   Year ended 11/30/04.......         $ 0.00          $ (.03)        $ 12.50           15.41%
   Year ended 11/30/03.......           0.00            (.01)          10.86           16.03
   Year ended 11/30/02.......           0.00            (.01)           9.37           (8.22)
   3/29/01# to 11/30/01......           0.00            0.00           10.22            2.20
   Class C
   Year ended 11/30/04.......         $ 0.00          $ (.03)        $ 12.51         $ 15.50
   Year ended 11/30/03.......           0.00            (.01)          10.86           16.03
   Year ended 11/30/02.......           0.00            (.01)           9.37           (8.13)
   3/29/01# to 11/30/01......           0.00            0.00           10.21            2.10
   Advisor Class
   Year ended 11/30/04.......         $ 0.00          $ (.13)        $ 12.70           16.68%
   Year ended 11/30/03.......           0.00            (.09)          11.01           17.28
   Year ended 11/30/02.......           0.00            (.06)           9.48           (7.30)
   3/29/01# to 11/30/01......           0.00            0.00           10.29            2.90


AllianceBernstein
Small/Mid Cap Value Fund
   Class A
   Year ended 11/30/04.......         $ 0.00          $ (.40)        $ 17.23           21.07%
   Year ended 11/30/03.......           0.00            (.07)          14.62           31.50
   Year ended 11/30/02.......           0.00            (.17)          11.19            (.12)
   3/29/01# to 11/30/01......           0.00            0.00           11.37           13.70
   Class B
   Year ended 11/30/04.......         $ 0.00          $ (.40)        $ 16.97           20.17%
   Year ended 11/30/03.......           0.00            0.00           14.51           30.49
   Year ended 11/30/02.......           0.00            (.12)          11.12            (.87)
   3/29/01# to 11/30/01......           0.00            0.00           11.33           13.30
   Class C
   Year ended 11/30/04.......         $ 0.00          $ (.40)        $ 16.97           20.26%
   Year ended 11/30/03.......           0.00            0.00           14.50           30.51
   Year ended 11/30/02.......           0.00            (.12)          11.11            (.78)
   3/29/01# to 11/30/01......           0.00            0.00           11.31           13.10
   Advisor Class
   Year ended 11/30/04.......         $ 0.00          $ (.40)        $ 17.33           21.43%
   Year ended 11/30/03.......           0.00            (.10)          14.66           31.75
   Year ended 11/30/02.......           0.00            (.20)          11.23            (.18)
   3/29/01# to 11/30/01......           0.00            0.00           11.40           14.00


AllianceBernstein Growth
and Income Fund
   Class A
   Year ended 10/31/04.......         $ 0.00          $ (.04)         $ 3.48           11.77%
   Year ended 10/31/03.......           0.00            (.04)           3.15           22.89
   Year ended 10/31/02.......           0.00            (.14)           2.60          (20.89)
   Year ended 10/31/01.......           0.00            (.28)           3.42           (9.49)
   Year ended 10/31/00.......           0.00            (.21)           4.07           16.76
   Class B
   Year ended 10/31/04.......         $ 0.00          $ (.02)         $ 3.42           10.49%
   Year ended 10/31/03.......           0.00            (.02)           3.11           22.19
   Year ended 10/31/02.......           0.00            (.12)           2.56          (21.52)
   Year ended 10/31/01.......           0.00            (.26)           3.37          (10.22)
   Year ended 10/31/00.......           0.00            (.19)           4.02           15.93
   Class C
   Year ended 10/31/04.......         $ 0.00          $ (.02)         $ 3.43           10.82%
   Year ended 10/31/03.......           0.00            (.02)           3.11           21.71
   Year ended 10/31/02.......           0.00            (.12)           2.57          (21.21)
   Year ended 10/31/01.......           0.00            (.26)           3.37          (10.23)
   Year ended 10/31/00.......           0.00            (.19)           4.02           15.91
   Advisor Class
   Year ended 10/31/04.......         $ 0.00          $ (.05)         $ 3.49           12.00%
   Year ended 10/31/03.......           0.00            (.05)           3.16           23.15
   Year ended 10/31/02.......           0.00            (.15)           2.61          (20.62)
   Year ended 10/31/01.......           0.00            (.29)           3.43           (9.27)
   Year ended 10/31/00.......           0.00            (.22)           4.08           16.98




                                                  Ratios/Supplemental Data
                                  ----------------------------------------------------------

                                                   Ratio of    Ratio of Net
                                   Net Assets,     Expenses    Income (Loss)
                                  End of Period   to Average    to Average     Portfolio
  Fiscal Year or Period           (000's omitted)  Net Assets    Net Assets   Turnover Rate
  ---------------------           --------------- -----------  -------------- --------------
AllianceBernstein Value Fund
   Class A
   Year ended 11/30/04.......        $ 187,004      1.18%(e)      1.17%(c)(h)       27%
   Year ended 11/30/03.......          136,924      1.45          1.12              27
   Year ended 11/30/02.......           95,295      1.45           .99              11
   3/29/01# to 11/30/01......           59,437      1.71*(e)       .79*(c)          14
   Class B
   Year ended 11/30/04.......        $ 182,244      1.90%(e)       .43%(c)(h)       27%
   Year ended 11/30/03.......          174,262      2.18           .39              27
   Year ended 11/30/02.......          146,704      2.18           .27              11
   3/29/01# to 11/30/01......           88,579      2.42*(e)       .08*(c)          14
   Class C
   Year ended 11/30/04.......       $   98,512      1.88%(e)       .45%(c)(h)       27%
   Year ended 11/30/03.......           81,928      2.16           .42              27
   Year ended 11/30/02.......           61,459      2.16           .28              11
   3/29/01# to 11/30/01......           38,661      2.43*(e)       .06*(c)          14
   Advisor Class
   Year ended 11/30/04.......        $ 556,117       .88%(e)      1.47%(c)(h)       27%
   Year ended 11/30/03.......          370,847      1.15          1.42              27
   Year ended 11/30/02.......          232,335      1.23          1.55              11
   3/29/01# to 11/30/01......           11,447      1.40*(e)      1.14*(c)          14


AllianceBernstein
Small/Mid Cap Value Fund
   Class A
   Year ended 11/30/04.......        $ 308,303      1.17%(e)       .06%(c)(h)       31%
   Year ended 11/30/03.......          182,631      1.40(e)        .16(c)           23
   Year ended 11/30/02.......          113,070      1.40(e)        .80(c)           30
   3/29/01# to 11/30/01......           34,883      1.53*(e)      1.29*(c)          15
   Class B
   Year ended 11/30/04.......        $ 257,615      1.87%(e)      (.63)%(c)(h)      31%
   Year ended 11/30/03.......          219,128      2.10(e)       (.52)(c)          23
   Year ended 11/30/02.......          168,713      2.10(e)        .11(c)           30
   3/29/01# to 11/30/01......           56,538      2.23*(e)       .60*(c)          15
   Class C
   Year ended 11/30/04.......        $ 161,634      1.87%(e)      (.64)%(c)(h)      31%
   Year ended 11/30/03.......          109,922      2.10(e)       (.53)(c)          23
   Year ended 11/30/02.......           70,467      2.10(e)        .11(c)           30
   3/29/01# to 11/30/01......           25,437      2.31*(e)       .50*(c)          15
   Advisor Class
   Year ended 11/30/04.......        $ 419,381       .87%(e)       .36%(c)(h)       31%
   Year ended 11/30/03.......          275,757      1.10(e)        .46(c)           23
   Year ended 11/30/02.......          151,308      1.10(e)       1.10(c)           30
   3/29/01# to 11/30/01......           47,164      1.12*(e)      1.68*(c)          15


AllianceBernstein Growth
and Income Fund
   Class A
   Year ended 10/31/04.......       $2,893,373      1.02%(e)       .85%(c)(h)       48%
   Year ended 10/31/03.......        3,003,001      1.22           .94              43
   Year ended 10/31/02.......        2,553,700      1.14           .83              75
   Year ended 10/31/01.......        2,914,367      1.09           .64              67
   Year ended 10/31/00.......        2,128,381       .91           .96              53
   Class B
   Year ended 10/31/04.......       $2,218,606      1.77%(e)       .10%(c)(h)       48%
   Year ended 10/31/03.......        2,555,235      1.97           .19              43
   Year ended 10/31/02.......        2,484,499      1.88           .07              75
   Year ended 10/31/01.......        3,360,119      1.84          (.11)             67
   Year ended 10/31/00.......        2,567,250      1.67           .20              53
   Class C
   Year ended 10/31/04.......        $ 835,755      1.75%(e)       .12%(c)(h)       48%
   Year ended 10/31/03.......          975,038      1.95           .21              43
   Year ended 10/31/02.......          960,176      1.86           .09              75
   Year ended 10/31/01.......        1,233,033      1.83          (.10)             67
   Year ended 10/31/00.......          825,572      1.66           .21              53
   Advisor Class
   Year ended 10/31/04.......       $1,067,879       .73%(e)      1.13%(c)(h)       48%
   Year ended 10/31/03.......          994,254       .94          1.22              43
   Year ended 10/31/02.......          681,620       .86          1.10              75
   Year ended 10/31/01.......          700,348       .84           .87              67
   Year ended 10/31/00.......          185,754       .65          1.21              53


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 62 and 63.



                                       56 & 57

                                                Income from Investment Operations
                                            --------------------------------------------
                                                                Net Gains
                                Net Asset                      or Losses on
                                 Value,                        Investments     Total from
                                Beginning    Net Investment  (both realized    Investment
  Fiscal Year or Period         of Period   Income (Loss)(a)  and unrealized)  Operations
  ---------------------        ----------   ---------------- ----------------  ----------
AllianceBernstein
Focused Growth & Income Fund
   Class A
   Year ended 11/30/04.......    $13.27       $ .10(c)(h)         $ 1.32        $ 1.42
   Year ended 11/30/03.......     10.85        (.01)                2.43          2.42
   Year ended 11/30/02.......     13.09        (.01)               (2.23)        (2.24)
   Year ended 11/30/01.......     11.42        (.07)(c)             1.82          1.75
   12/22/99# to 11/30/00.....     10.00        (.03)(c)             1.45          1.42
   Class B
   Year ended 11/30/04.......    $12.92      $ 0.00(c)(h)(g)      $ 1.28       $ 1.28
   Year ended 11/30/03.......     10.64        (.10)                2.38          2.28
   Year ended 11/30/02.......     12.93        (.10)               (2.19)        (2.29)
   Year ended 11/30/01.......     11.36        (.16)(c)             1.81          1.65
   12/22/99# to 11/30/00.....     10.00        (.11)(c)             1.47          1.36
   Class C
   Year ended 11/30/04.......    $12.91       $ 0.00(c)(h)(g)     $ 1.28       $ 1.28
   Year ended 11/30/03.......     10.63        (.10)                2.38          2.28
   Year ended 11/30/02.......     12.92        (.10)               (2.19)        (2.29)
   Year ended 11/30/01.......     11.34        (.16)(c)             1.82          1.66
   12/22/99# to 11/30/00.....     10.00        (.12)(c)             1.46          1.34


AllianceBernstein Balanced
Shares
   Class A
   Year ended 11/30/04.......    $15.13       $ .31(c)(h)         $ 1.61        $ 1.92
   8/01/03 to 11/30/03##.....     14.54         .09                  .58           .67
   Year ended 7/31/03........     13.26         .28                 1.32          1.60
   Year ended 7/31/02(f).....     15.96         .35                (2.35)        (2.00)
   Year ended 7/31/01........     15.53         .39                 1.16          1.55
   Year ended 7/31/00........     15.63         .40                  .49           .89
   Class B
   Year ended 11/30/04.......    $14.41       $ .19(c)(h)         $ 1.53        $ 1.72
   8/01/03 to 11/30/03##.....     13.87         .05                  .55           .60
   Year ended 7/31/03........     12.68         .17                 1.26          1.43
   Year ended 7/31/02(f).....     15.31         .23                (2.25)        (2.02)
   Year ended 7/31/01........     14.96         .26                 1.12          1.38
   Year ended 7/31/00........     15.11         .27                  .48           .75
   Class C
   Year ended 11/30/04.......    $14.47       $ .19(c)(h)         $ 1.53        $ 1.72
   8/01/03 to 11/30/03##.....     13.92         .05                  .56           .61
   Year ended 7/31/03........     12.72         .17                 1.27          1.44
   Year ended 7/31/02(f).....     15.36         .23                (2.26)        (2.03)
   Year ended 7/31/01........     15.01         .26                 1.12          1.38
   Year ended 7/31/00........     15.15         .28                  .48           .76
   Advisor Class
   Year ended 11/30/04.......    $15.16       $ .35(c)(h)         $ 1.61        $ 1.96
   8/01/03 to 11/30/03##.....     14.56         .10                  .59           .69
   Year ended 7/31/03........     13.28         .32                 1.32          1.64
   Year ended 7/31/02(f).....     15.98         .37                (2.34)        (1.97)
   Year ended 7/31/01........     15.54         .44                 1.16          1.60
   Year ended 7/31/00........     15.64         .43                  .50           .93


AllianceBernstein
Utility Income Fund
   Class A
   Year ended 11/30/04.......    $12.39       $ .35(c)(h)         $ 3.11        $ 3.46
   Year ended 11/30/03.......     11.01         .32(c)              1.30          1.62
   Year ended 11/30/02.......     14.17         .27(c)             (3.17)        (2.90)
   Year ended 11/30/01.......     17.90         .23                (2.88)        (2.65)
   Year ended 11/30/00.......     16.91        1.40                  .85          2.25
   Class B
   Year ended 11/30/04.......    $12.24       $ .25(c)(h)         $ 3.08        $ 3.33
   Year ended 11/30/03.......     10.87         .24(c)              1.27          1.51
   Year ended 11/30/02.......     13.98         .18(c)             (3.12)        (2.94)
   Year ended 11/30/01.......     17.72         .11                (2.84)        (2.73)
   Year ended 11/30/00.......     16.80        1.30                  .81          2.11
   Class C
   Year ended 11/30/04.......    $12.27       $ .25(c)(h)         $ 3.09        $ 3.34
   Year ended 11/30/03.......     10.89         .24(c)              1.28          1.52
   Year ended 11/30/02.......     14.00         .18(c)             (3.12)        (2.94)
   Year ended 11/30/01.......     17.74         .11                (2.84)        (2.73)
   Year ended 11/30/00.......     16.82        1.30                  .81          2.11




                                           Less Dividends and Distributions
                               ----------------------------------------------------

                               Dividends   Distributions
                                from Net   in Excess of      Tax      Distributions
                               Investment  Net Investment  Return of      from
  Fiscal Year or Period          Income        Income       Capital   Capital Gains
  ---------------------        ----------  --------------  ---------  -------------
AllianceBernstein
Focused Growth & Income Fund
   Class A
   Year ended 11/30/04.......   $ 0.00        $ 0.00       $ 0.00        $ 0.00
   Year ended 11/30/03.......     0.00          0.00         0.00          0.00
   Year ended 11/30/02.......     0.00          0.00         0.00          0.00
   Year ended 11/30/01.......     0.00          0.00         0.00          0.00
   12/22/99# to 11/30/00.....     0.00          0.00         0.00          0.00
   Class B
   Year ended 11/30/04.......   $ 0.00        $ 0.00       $ 0.00        $ 0.00
   Year ended 11/30/03.......     0.00          0.00         0.00          0.00
   Year ended 11/30/02.......     0.00          0.00         0.00          0.00
   Year ended 11/30/01.......     0.00          0.00         0.00          0.00
   12/22/99# to 11/30/00.....     0.00          0.00         0.00          0.00
   Class C
   Year ended 11/30/04.......   $ 0.00        $ 0.00       $ 0.00        $ 0.00
   Year ended 11/30/03.......     0.00          0.00         0.00          0.00
   Year ended 11/30/02.......     0.00          0.00         0.00          0.00
   Year ended 11/30/01.......     0.00          0.00         0.00          0.00
   12/22/99# to 11/30/00.....     0.00          0.00         0.00          0.00


AllianceBernstein Balanced
Shares
   Class A
   Year ended 11/30/04.......   $ (.24)       $ 0.00       $ 0.00        $ 0.00
   8/01/03 to 11/30/03##.....     (.08)         0.00         0.00          0.00
   Year ended 7/31/03........     (.29)         0.00         (.03)         0.00
   Year ended 7/31/02(f).....     (.34)         0.00         0.00          (.36)
   Year ended 7/31/01........     (.38)         0.00         0.00          (.74)
   Year ended 7/31/00........     (.35)         0.00         0.00          (.64)
   Class B
   Year ended 11/30/04.......   $ (.13)       $ 0.00       $ 0.00        $ 0.00
   8/01/03 to 11/30/03##.....     (.06)         0.00         0.00          0.00
   Year ended 7/31/03........     (.22)         0.00         (.02)         0.00
   Year ended 7/31/02(f).....     (.25)         0.00         0.00          (.36)
   Year ended 7/31/01........     (.29)         0.00         0.00          (.74)
   Year ended 7/31/00........     (.26)         0.00         0.00          (.64)
   Class C
   Year ended 11/30/04.......   $ (.13)       $ 0.00       $ 0.00        $ 0.00
   8/01/03 to 11/30/03##.....     (.06)         0.00         0.00          0.00
   Year ended 7/31/03........     (.22)         0.00         (.02)         0.00
   Year ended 7/31/02(f).....     (.25)         0.00         0.00          (.36)
   Year ended 7/31/01........     (.29)         0.00         0.00          (.74)
   Year ended 7/31/00........     (.26)         0.00         0.00          (.64)
   Advisor Class
   Year ended 11/30/04.......   $ (.28)       $ 0.00       $ 0.00        $ 0.00
   8/01/03 to 11/30/03##.....     (.09)         0.00         0.00          0.00
   Year ended 7/31/03........     (.32)         0.00         (.04)         0.00
   Year ended 7/31/02(f).....     (.37)         0.00         0.00          (.36)
   Year ended 7/31/01........     (.42)         0.00         0.00          (.74)
   Year ended 7/31/00........     (.39)         0.00         0.00          (.64)


AllianceBernstein
Utility Income Fund
   Class A
   Year ended 11/30/04.......   $ (.31)       $ 0.00       $ 0.00        $ 0.00
   Year ended 11/30/03.......     (.24)         0.00         0.00          0.00
   Year ended 11/30/02.......     (.26)         0.00         0.00          0.00
   Year ended 11/30/01.......     (.97)         0.00         (.11)         0.00
   Year ended 11/30/00.......     (.32)         0.00         0.00          (.94)
   Class B
   Year ended 11/30/04.......   $ (.21)       $ 0.00       $ 0.00        $ 0.00
   Year ended 11/30/03.......     (.14)         0.00         0.00          0.00
   Year ended 11/30/02.......     (.17)         0.00         0.00          0.00
   Year ended 11/30/01.......     (.90)         0.00         (.11)         0.00
   Year ended 11/30/00.......     (.25)         0.00         0.00          (.94)
   Class C
   Year ended 11/30/04.......   $ (.21)       $ 0.00       $ 0.00        $ 0.00
   Year ended 11/30/03.......     (.14)         0.00         0.00          0.00
   Year ended 11/30/02.......     (.17)         0.00         0.00          0.00
   Year ended 11/30/01.......     (.90)         0.00         (.11)         0.00
   Year ended 11/30/00.......     (.25)         0.00         0.00          (.94)




                                              Less
                                            Distributions
                                  -------------------------------

                                                      Total        Net Asset
                                  Distributions      Dividends       Value,
                                  in Excess of          and          End of             Total
  Fiscal Year or Period           Capital Gains    Distributions     Period           Return (b)
  ---------------------           -------------   --------------  -------------     ------------
AllianceBernstein
Focused Growth & Income Fund
   Class A
   Year ended 11/30/04.......         $ 0.00          $ 0.00         $ 14.69           10.70%
   Year ended 11/30/03.......           0.00            0.00           13.27           22.30
   Year ended 11/30/02.......           0.00            0.00           10.85          (17.11)
   Year ended 11/30/01.......           (.08)           (.08)          13.09           15.40
   12/22/99# to 11/30/00.....           0.00            0.00           11.42           14.20
   Class B
   Year ended 11/30/04.......         $ 0.00          $ 0.00         $ 14.20            9.91%
   Year ended 11/30/03.......           0.00            0.00           12.92           21.43
   Year ended 11/30/02.......           0.00            0.00           10.64          (17.71)
   Year ended 11/30/01.......           (.08)           (.08)          12.93           14.60
   12/22/99# to 11/30/00.....           0.00            0.00           11.36           13.60
   Class C
   Year ended 11/30/04.......         $ 0.00          $ 0.00         $ 14.19            9.91%
   Year ended 11/30/03.......           0.00            0.00           12.91           21.45
   Year ended 11/30/02.......           0.00            0.00           10.63          (17.72)
   Year ended 11/30/01.......           (.08)           (.08)          12.92           14.71
   12/22/99# to 11/30/00.....           0.00            0.00           11.34           13.40


AllianceBernstein Balanced
Shares
   Class A
   Year ended 11/30/04.......         $ 0.00          $ (.24)        $ 16.81           12.78%
   8/01/03 to 11/30/03##.....           0.00            (.08)          15.13            4.62
   Year ended 7/31/03........           0.00            (.32)          14.54           12.29
   Year ended 7/31/02(f).....           0.00            (.70)          13.26          (12.91)
   Year ended 7/31/01........           0.00           (1.12)          15.96           10.42
   Year ended 7/31/00........           0.00            (.99)          15.53            6.22
   Class B
   Year ended 11/30/04.......         $ 0.00          $ (.13)        $ 16.00           11.97%
   8/01/03 to 11/30/03##.....           0.00            (.06)          14.41            4.33
   Year ended 7/31/03........           0.00            (.24)          13.87           11.44
   Year ended 7/31/02(f).....           0.00            (.61)          12.68          (13.53)
   Year ended 7/31/01........           0.00           (1.03)          15.31            9.63
   Year ended 7/31/00........           0.00            (.90)          14.96            5.46
   Class C
   Year ended 11/30/04.......         $ 0.00          $ (.13)        $ 16.06           11.92%
   8/01/03 to 11/30/03##.....           0.00            (.06)          14.47            4.39
   Year ended 7/31/03........           0.00            (.24)          13.92           11.49
   Year ended 7/31/02(f).....           0.00            (.61)          12.72          (13.55)
   Year ended 7/31/01........           0.00           (1.03)          15.36            9.59
   Year ended 7/31/00........           0.00            (.90)          15.01            5.52
   Advisor Class
   Year ended 11/30/04.......         $ 0.00          $ (.28)        $ 16.84           13.07%
   8/01/03 to 11/30/03##.....           0.00            (.09)          15.16            4.75
   Year ended 7/31/03........           0.00            (.36)          14.56           12.57
   Year ended 7/31/02(f).....           0.00            (.73)          13.28          (12.67)
   Year ended 7/31/01........           0.00           (1.16)          15.98           10.75
   Year ended 7/31/00........           0.00           (1.03)          15.54            6.48


AllianceBernstein
Utility Income Fund
   Class A
   Year ended 11/30/04.......         $ 0.00          $ (.31)        $ 15.54           28.37%
   Year ended 11/30/03.......           0.00            (.24)          12.39           14.89
   Year ended 11/30/02.......           0.00            (.26)          11.01          (20.65)
   Year ended 11/30/01.......           0.00           (1.08)          14.17          (15.75)
   Year ended 11/30/00.......           0.00           (1.26)          17.90           14.14
   Class B
   Year ended 11/30/04.......         $ 0.00          $ (.21)        $ 15.36           27.50%
   Year ended 11/30/03.......           0.00            (.14)          12.24           13.99
   Year ended 11/30/02.......           0.00            (.17)          10.87          (21.18)
   Year ended 11/30/01.......           0.00           (1.01)          13.98          (16.38)
   Year ended 11/30/00.......           0.00           (1.19)          17.72           13.32
   Class C
   Year ended 11/30/04.......         $ 0.00          $ (.21)        $ 15.40           27.52%
   Year ended 11/30/03.......           0.00            (.14)          12.27           14.06
   Year ended 11/30/02.......           0.00            (.17)          10.89          (21.15)
   Year ended 11/30/01.......           0.00           (1.01)          14.00          (16.36)
   Year ended 11/30/00.......           0.00           (1.19)          17.74           13.30




                                                  Ratios/Supplemental Data
                                  ----------------------------------------------------------

                                                   Ratio of    Ratio of Net
                                   Net Assets,     Expenses    Income (Loss)
                                  End of Period   to Average    to Average     Portfolio
  Fiscal Year or Period           (000's omitted)  Net Assets    Net Assets   Turnover Rate
  ---------------------           --------------- -----------  -------------- --------------
AllianceBernstein
Focused Growth & Income Fund
   Class A
   Year ended 11/30/04.......        $ 224,377      1.19%(e)       .73%(c)(h)      132%
   Year ended 11/30/03.......          163,169      1.51          (.12)            159
   Year ended 11/30/02.......           75,413      1.59          (.10)            218
   Year ended 11/30/01.......           76,617      1.85(e)       (.55)(c)         299
   12/22/99# to 11/30/00.....           14,583      2.50*(e)      (.33)*(c)        249
   Class B
   Year ended 11/30/04.......        $ 202,459      1.92%(e)      (.03)%(c)(h)     132%
   Year ended 11/30/03.......          183,098      2.25          (.87)            159
   Year ended 11/30/02.......          110,968      2.32          (.84)            218
   Year ended 11/30/01.......           98,204      2.55(e)      (1.28)(c)         299
   12/22/99# to 11/30/00.....            2,597      3.20*(e)     (1.08)*(c)        249
   Class C
   Year ended 11/30/04.......         $ 82,312      1.90%(e)      (.01)%(c)(h)     132%
   Year ended 11/30/03.......           71,348      2.22          (.84)            159
   Year ended 11/30/02.......           37,810      2.30          (.82)            218
   Year ended 11/30/01.......           35,790      2.56(e)      (1.28)(c)         299
   12/22/99# to 11/30/00.....            2,525      3.20*(e)     (1.08)*(c)        249


AllianceBernstein Balanced
Shares
   Class A
   Year ended 11/30/04.......        $ 788,685       .97%(e)      1.93%(c)(h)       58%
   8/01/03 to 11/30/03##.....          587,685      1.07*         1.84*             29
   Year ended 7/31/03........          525,637      1.12          2.04              62
   Year ended 7/31/02(f).....          384,212      1.10          2.36              79
   Year ended 7/31/01........          282,874      1.17          2.46              63
   Year ended 7/31/00........          212,326      1.12          2.62              76
   Class B
   Year ended 11/30/04.......        $ 590,890      1.70%(e)      1.22%(c)(h)       58%
   8/01/03 to 11/30/03##.....          534,752      1.81*         1.14*             29
   Year ended 7/31/03........          488,365      1.86          1.30              62
   Year ended 7/31/02(f).....          385,868      1.84          1.61              79
   Year ended 7/31/01........          277,138      1.93          1.70              63
   Year ended 7/31/00........          155,060      1.86          1.88              76
   Class C
   Year ended 11/30/04.......        $ 174,040      1.69%(e)      1.23%(c)(h)       58%
   8/01/03 to 11/30/03##.....          162,243      1.80*         1.15*             29
   Year ended 7/31/03........          150,188      1.85          1.32              62
   Year ended 7/31/02(f).....          131,761      1.84          1.61              79
   Year ended 7/31/01........          109,592      1.93          1.71              63
   Year ended 7/31/00........           65,214      1.86          1.88              76
   Advisor Class
   Year ended 11/30/04.......        $ 112,040       .67%(e)      2.19%(c)(h)       58%
   8/01/03 to 11/30/03##.....          107,440       .78*         2.11*             29
   Year ended 7/31/03........          105,567       .83          2.36              62
   Year ended 7/31/02(f).....          101,017       .85          2.79              79
   Year ended 7/31/01........            5,446       .91          2.75              63
   Year ended 7/31/00........            2,943       .86          2.88              76


AllianceBernstein
Utility Income Fund
   Class A
   Year ended 11/30/04.......        $  62,166      1.39%(e)      2.59%(c)(h)       45%
   Year ended 11/30/03.......           52,188      1.50(e)       2.79(c)           74
   Year ended 11/30/02.......           48,908      1.50(e)       2.18(c)           99
   Year ended 11/30/01.......           73,487      1.46          1.38              21
   Year ended 11/30/00.......           52,172      1.46          8.08              24
   Class B
   Year ended 11/30/04.......        $ 112,838      2.13%(e)      1.84%(c)(h)       45%
   Year ended 11/30/03.......          109,717      2.20(e)       2.08(c)           74
   Year ended 11/30/02.......          112,372      2.20(e)       1.49(c)           99
   Year ended 11/30/01.......          181,338      2.17           .67              21
   Year ended 11/30/00.......          142,975      2.18          7.63              24
   Class C
   Year ended 11/30/04.......        $  37,137      2.10%(e)      1.88%(c)(h)       45%
   Year ended 11/30/03.......           32,680      2.20(e)       2.09(c)           74
   Year ended 11/30/02.......           32,013      2.20(e)       1.50(c)           99
   Year ended 11/30/01.......           49,259      2.17           .68              21
   Year ended 11/30/00.......           34,253      2.18          7.64              24


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 62 and 63.



                                     58 & 59

                                                Income from Investment Operations
                                            --------------------------------------------
                                                                Net Gains
                                Net Asset                      or Losses on
                                 Value,                        Investments     Total from
                                Beginning    Net Investment  (both realized    Investment
  Fiscal Year or Period         of Period   Income (Loss)(a)  and unrealized)  Operations
  ---------------------        ----------   ---------------- ----------------  ----------
   Advisor Class
   Year ended 11/30/04.......    $12.44       $ .39(c)(h)          $3.13         $3.52
   Year ended 11/30/03.......     11.07         .37(c)              1.28          1.65
   Year ended 11/30/02.......     14.23         .33(c)             (3.19)        (2.86)
   Year ended 11/30/01.......     17.97         .27                (2.89)        (2.62)
   Year ended 11/30/00.......     16.95        1.54                  .77          2.31


AllianceBernstein Real Estate
Investment Fund
   Class A
   Year ended 11/30/04.......    $14.90       $ .27(c)(h)          $4.50         $4.77
   Year ended 11/30/03.......     11.52         .37                 3.53          3.90
   Year ended 11/30/02.......     11.47         .34                  .23           .57
   Year ended 11/30/01.......     10.70         .32                  .97          1.29
   9/1/00 to 11/30/00##......     10.85         .13                 (.13)         0.00
   Year ended 8/31/00........     10.19         .37                  .89          1.26
   Class B
   Year ended 11/30/04.......    $14.84       $ .20(c)(h)          $4.42         $4.62
   Year ended 11/30/03.......     11.48         .30                 3.51          3.81
   Year ended 11/30/02.......     11.44         .28                  .21           .49
   Year ended 11/30/01.......     10.68         .28                  .93          1.21
   9/1/00 to 11/30/00##......     10.84         .11                 (.14)         (.03)
   Year ended 8/31/00........     10.17         .30                  .89          1.19
   Class C
   Year ended 11/30/04.......    $14.86       $ .18(c)(h)          $4.44         $4.62
   Year ended 11/30/03.......     11.49         .29                 3.53          3.82
   Year ended 11/30/02.......     11.46         .28                  .20           .48
   Year ended 11/30/01.......     10.69         .28                  .94          1.22
   9/1/00 to 11/30/00##......     10.85         .11                 (.14)         (.03)
   Year ended 8/31/00........     10.17         .29                  .91          1.20
   Advisor Class
   Year ended 11/30/04.......    $14.83       $ .32(c)(h)          $4.47         $4.79
   Year ended 11/30/03.......     11.48         .40                 3.53          3.93
   Year ended 11/30/02.......     11.46         .21                  .39           .60
   Year ended 11/30/01.......     10.71         .37                  .96          1.33
   9/1/00 to 11/30/00##......     10.87         .14                 (.14)         0.00
   Year ended 8/31/00........     10.20         .38                  .92          1.30


AllianceBernstein
International Value Fund
   Class A
   Year ended 11/30/04.......    $12.82       $ .16(c)(h)          $3.37         $3.53
   Year ended 11/30/03.......      9.83         .13(c)              2.96          3.09
   Year ended 11/30/02.......      9.64         .07(c)               .12(d)        .19
   3/29/01# to 11/30/01......     10.00         .04(c)              (.40)         (.36)
   Class B
   Year ended 11/30/04.......    $12.67       $ .07(c)(h)          $3.32         $3.39
   Year ended 11/30/03.......      9.75         .07(c)              2.92          2.99
   Year ended 11/30/02.......      9.62         .00(c)(g)            .13(d)        .13
   3/29/01# to 11/30/01......     10.00         .00(c)(g)           (.38)         (.38)
   Class C
   Year ended 11/30/04.......    $12.67       $ .06(c)(h)          $3.33         $3.39
   Year ended 11/30/03.......      9.75         .06(c)              2.93          2.99
   Year ended 11/30/02.......      9.60         .01(c)               .14(d)        .15
   3/29/01# to 11/30/01......     10.00         .00(c)(g)           (.40)         (.40)
   Advisor Class
   Year ended 11/30/04.......    $12.96       $ .21(c)(h)          $3.40         $3.61
   Year ended 11/30/03.......      9.92         .18(c)              2.97          3.15
   Year ended 11/30/02.......      9.68         .17(c)               .07(d)        .24
   3/29/01# to 11/30/01......     10.00         .04(c)              (.36)         (.32)


AllianceBernstein
Global Value Fund
   Class A
   Year ended 11/30/04.......    $10.52       $ .11(c)(h)          $2.09         $2.20
   Year ended 11/30/03.......      8.57         .10(c)              1.91          2.01
   Year ended 11/30/02.......      9.64         .05(c)             (1.12)        (1.07)
   3/29/01# to 11/30/01......     10.00        (.02)(c)             (.34)         (.36)
   Class B
   Year ended 11/30/04.......    $10.39       $ .03(c)(h)          $2.07         $2.10
   Year ended 11/30/03.......      8.47         .03(c)              1.90          1.93
   Year ended 11/30/02.......      9.59        (.01)(c)            (1.11)        (1.12)
   3/29/01# to 11/30/01......     10.00        (.06)(c)             (.35)         (.41)




                                           Less Dividends and Distributions
                               ----------------------------------------------------

                               Dividends   Distributions
                                from Net   in Excess of      Tax      Distributions
                               Investment  Net Investment  Return of      from
  Fiscal Year or Period          Income        Income       Capital   Capital Gains
  ---------------------        ----------  --------------  ---------  -------------
   Advisor Class
   Year ended 11/30/04.......   $ (.35)        $0.00        $0.00         $0.00
   Year ended 11/30/03.......     (.28)         0.00         0.00          0.00
   Year ended 11/30/02.......     (.30)         0.00         0.00          0.00
   Year ended 11/30/01.......    (1.00)         0.00         (.12)         0.00
   Year ended 11/30/00.......     (.35)         0.00         0.00          (.94)


AllianceBernstein Real Estate
Investment Fund
   Class A
   Year ended 11/30/04.......   $ (.52)        $0.00        $0.00         $0.00
   Year ended 11/30/03.......     (.52)         0.00         0.00          0.00
   Year ended 11/30/02.......     (.32)         0.00         (.20)         0.00
   Year ended 11/30/01.......     (.32)         0.00         (.20)         0.00
   9/1/00 to 11/30/00##......     (.10)         0.00         (.05)         0.00
   Year ended 8/31/00........     (.42)         0.00         (.18)         0.00
   Class B
   Year ended 11/30/04.......   $ (.45)        $0.00        $0.00         $0.00
   Year ended 11/30/03.......     (.45)         0.00         0.00          0.00
   Year ended 11/30/02.......     (.28)         0.00         (.17)         0.00
   Year ended 11/30/01.......     (.28)         0.00         (.17)         0.00
   9/1/00 to 11/30/00##......     (.09)         0.00         (.04)         0.00
   Year ended 8/31/00........     (.36)         0.00         (.16)         0.00
   Class C
   Year ended 11/30/04.......   $ (.45)        $0.00        $0.00         $0.00
   Year ended 11/30/03.......     (.45)         0.00         0.00          0.00
   Year ended 11/30/02.......     (.28)         0.00         (.17)         0.00
   Year ended 11/30/01.......     (.28)         0.00         (.17)         0.00
   9/1/00 to 11/30/00##......     (.09)         0.00         (.04)         0.00
   Year ended 8/31/00........     (.36)         0.00         (.16)         0.00
   Advisor Class
   Year ended 11/30/04.......   $ (.58)        $0.00        $0.00         $0.00
   Year ended 11/30/03.......     (.58)         0.00         0.00          0.00
   Year ended 11/30/02.......     (.36)         0.00         (.22)         0.00
   Year ended 11/30/01.......     (.37)         0.00         (.21)         0.00
   9/1/00 to 11/30/00##......     (.11)         0.00         (.05)         0.00
   Year ended 8/31/00........     (.44)         0.00         (.19)         0.00


AllianceBernstein
International Value Fund
   Class A
   Year ended 11/30/04.......   $ (.13)        $0.00        $0.00         $0.00
   Year ended 11/30/03.......     (.10)         0.00         0.00          0.00
   Year ended 11/30/02.......     0.00          0.00         0.00          0.00
   3/29/01# to 11/30/01......     0.00          0.00         0.00          0.00
   Class B
   Year ended 11/30/04.......   $ (.07)        $0.00        $0.00         $0.00
   Year ended 11/30/03.......     (.07)         0.00         0.00          0.00
   Year ended 11/30/02.......     0.00          0.00         0.00          0.00
   3/29/01# to 11/30/01......     0.00          0.00         0.00          0.00
   Class C
   Year ended 11/30/04.......   $ (.07)        $0.00        $0.00         $0.00
   Year ended 11/30/03.......     (.07)         0.00         0.00          0.00
   Year ended 11/30/02.......     0.00          0.00         0.00          0.00
   3/29/01# to 11/30/01......     0.00          0.00         0.00          0.00
   Advisor Class
   Year ended 11/30/04.......   $ (.16)        $0.00        $0.00         $0.00
   Year ended 11/30/03.......     (.11)         0.00         0.00          0.00
   Year ended 11/30/02.......     0.00          0.00         0.00          0.00
   3/29/01# to 11/30/01......     0.00          0.00         0.00          0.00


AllianceBernstein
Global Value Fund
   Class A
   Year ended 11/30/04.......   $ (.11)        $0.00        $0.00         $0.00
   Year ended 11/30/03.......     (.06)         0.00         0.00          0.00
   Year ended 11/30/02.......     0.00          0.00         0.00          0.00
   3/29/01# to 11/30/01......     0.00          0.00         0.00          0.00
   Class B
   Year ended 11/30/04.......   $ (.04)        $0.00        $0.00         $0.00
   Year ended 11/30/03.......     (.01)         0.00         0.00          0.00
   Year ended 11/30/02.......     0.00          0.00         0.00          0.00
   3/29/01# to 11/30/01......     0.00          0.00         0.00          0.00




                                              Less
                                            Distributions
                                  -------------------------------

                                                      Total        Net Asset
                                  Distributions      Dividends       Value,
                                  in Excess of          and          End of             Total
  Fiscal Year or Period           Capital Gains    Distributions     Period           Return (b)
  ---------------------           -------------   --------------  -------------     ------------
   Advisor Class
   Year ended 11/30/04.......          $0.00          $ (.35)         $15.61           28.79%
   Year ended 11/30/03.......           0.00            (.28)          12.44           15.12
   Year ended 11/30/02.......           0.00            (.30)          11.07          (20.32)
   Year ended 11/30/01.......           0.00           (1.12)          14.23          (15.58)
   Year ended 11/30/00.......           0.00           (1.29)          17.97           14.49


AllianceBernstein Real Estate
Investment Fund
   Class A
   Year ended 11/30/04.......          $0.00          $ (.52)         $19.15           32.70%
   Year ended 11/30/03.......           0.00            (.52)          14.90           34.89
   Year ended 11/30/02.......           0.00            (.52)          11.52            4.85
   Year ended 11/30/01.......           0.00            (.52)          11.47           12.33
   9/1/00 to 11/30/00##......           0.00            (.15)          10.70            (.05)
   Year ended 8/31/00........           0.00            (.60)          10.85           13.46
   Class B
   Year ended 11/30/04.......          $0.00          $ (.45)         $19.01           31.69%
   Year ended 11/30/03.......           0.00            (.45)          14.84           34.05
   Year ended 11/30/02.......           0.00            (.45)          11.48            4.15
   Year ended 11/30/01.......           0.00            (.45)          11.44           11.53
   9/1/00 to 11/30/00##......           0.00            (.13)          10.68            (.31)
   Year ended 8/31/00........           0.00            (.52)          10.84           12.68
   Class C
   Year ended 11/30/04.......          $0.00          $ (.45)         $19.03           31.65%
   Year ended 11/30/03.......           0.00            (.45)          14.86           34.10
   Year ended 11/30/02.......           0.00            (.45)          11.49            4.06
   Year ended 11/30/01.......           0.00            (.45)          11.46           11.62
   9/1/00 to 11/30/00##......           0.00            (.13)          10.69            (.31)
   Year ended 8/31/00........           0.00            (.52)          10.85           12.78
   Advisor Class
   Year ended 11/30/04.......          $0.00          $ (.58)         $19.04           33.07%
   Year ended 11/30/03.......           0.00            (.58)          14.83           35.40
   Year ended 11/30/02.......           0.00            (.58)          11.48            5.12
   Year ended 11/30/01.......           0.00            (.58)          11.46           12.74
   9/1/00 to 11/30/00##......           0.00            (.16)          10.71            (.07)
   Year ended 8/31/00........           0.00            (.63)          10.87           13.94


AllianceBernstein
International Value Fund
   Class A
   Year ended 11/30/04.......          $0.00          $ (.13)         $16.22           27.77%
   Year ended 11/30/03.......           0.00            (.10)          12.82           31.80
   Year ended 11/30/02.......           0.00            0.00            9.83            1.97
   3/29/01# to 11/30/01......           0.00            0.00            9.64           (3.60)
   Class B
   Year ended 11/30/04.......          $0.00          $ (.07)         $15.99           26.83%
   Year ended 11/30/03.......           0.00            (.07)          12.67           30.85
   Year ended 11/30/02.......           0.00            0.00            9.75            1.35
   3/29/01# to 11/30/01......           0.00            0.00            9.62           (3.80)
   Class C
   Year ended 11/30/04.......          $0.00          $ (.07)         $15.99           26.83%
   Year ended 11/30/03.......           0.00            (.07)          12.67           30.85
   Year ended 11/30/02.......           0.00            0.00            9.75            1.56
   3/29/01# to 11/30/01......           0.00            0.00            9.60           (4.00)
   Advisor Class
   Year ended 11/30/04.......          $0.00          $ (.16)         $16.41           28.10%
   Year ended 11/30/03.......           0.00            (.11)          12.96           32.19
   Year ended 11/30/02.......           0.00            0.00            9.92            2.48
   3/29/01# to 11/30/01......           0.00            0.00            9.68           (3.20)


AllianceBernstein
Global Value Fund
   Class A
   Year ended 11/30/04.......          $0.00          $ (.11)         $12.61           21.09%
   Year ended 11/30/03.......           0.00            (.06)          10.52           23.64
   Year ended 11/30/02.......           0.00            0.00            8.57          (11.10)
   3/29/01# to 11/30/01......           0.00            0.00            9.64           (3.60)
   Class B
   Year ended 11/30/04.......          $0.00          $ (.04)         $12.45           20.22%
   Year ended 11/30/03.......           0.00            (.01)          10.39           22.82
   Year ended 11/30/02.......           0.00            0.00            8.47          (11.68)
   3/29/01# to 11/30/01......           0.00            0.00            9.59           (4.10)




                                                  Ratios/Supplemental Data
                                  ----------------------------------------------------------

                                                   Ratio of    Ratio of Net
                                   Net Assets,     Expenses    Income (Loss)
                                  End of Period   to Average    to Average     Portfolio
  Fiscal Year or Period           (000's omitted)  Net Assets    Net Assets   Turnover Rate
  ---------------------           --------------- -----------  -------------- --------------
   Advisor Class
   Year ended 11/30/04.......          $ 2,191      1.10%(e)      2.88%(c)(h)       45%
   Year ended 11/30/03.......            2,312      1.20(e)       3.21(c)           74
   Year ended 11/30/02.......            2,563      1.20(e)       2.49(c)           99
   Year ended 11/30/01.......            3,890      1.16          1.65              21
   Year ended 11/30/00.......            2,016      1.17          8.64              24


AllianceBernstein Real Estate
Investment Fund
   Class A
   Year ended 11/30/04.......         $ 88,162      1.31%(e)      1.67%(c)(h)       39%
   Year ended 11/30/03.......           57,701      1.74          2.84              30
   Year ended 11/30/02.......           35,626      1.75          2.87              37
   Year ended 11/30/01.......           22,422      1.78          2.84              40
   9/1/00 to 11/30/00##......           20,942      1.87*         4.98*              6
   Year ended 8/31/00........           22,221      1.71          3.81              26
   Class B
   Year ended 11/30/04.......        $ 107,943      2.03%(e)      1.22%(c)(h)       39%
   Year ended 11/30/03.......          106,147      2.47          2.40              30
   Year ended 11/30/02.......           99,370      2.47          2.35              37
   Year ended 11/30/01.......           98,014      2.50          2.53              40
   9/1/00 to 11/30/00##......          108,711      2.57*         4.22*              6
   Year ended 8/31/00........          113,542      2.41          3.13              26
   Class C
   Year ended 11/30/04.......         $ 56,543      2.02%(e)      1.11%(c)(h)       39%
   Year ended 11/30/03.......           47,698      2.46          2.31              30
   Year ended 11/30/02.......           35,845      2.46          2.35              37
   Year ended 11/30/01.......           34,699      2.49          2.50              40
   9/1/00 to 11/30/00##......           33,463      2.58*         4.21*              6
   Year ended 8/31/00........           34,217      2.40          3.02              26
   Advisor Class
   Year ended 11/30/04.......        $ 159,321      1.00%(e)      1.97%(c)(h)       39%
   Year ended 11/30/03.......          102,135      1.44          3.17              30
   Year ended 11/30/02.......           59,459      1.51          1.73              37
   Year ended 11/30/01.......            1,831      1.48          3.27              40
   9/1/00 to 11/30/00##......            1,925      1.58*         5.21*              6
   Year ended 8/31/00........            1,943      1.40          3.83              26


AllianceBernstein
International Value Fund
   Class A
   Year ended 11/30/04.......        $ 455,933      1.20%(e)      1.12%(c)(h)       22%
   Year ended 11/30/03.......          180,443      1.20(e)       1.22(c)           20
   Year ended 11/30/02.......           74,193      1.20(e)        .74(c)           23
   3/29/01# to 11/30/01......            3,990      1.44*(e)       .62*(c)          11
   Class B
   Year ended 11/30/04.......        $ 136,980      1.90%(e)       .47%(c)(h)       22%
   Year ended 11/30/03.......           84,809      1.90(e)        .61(c)           20
   Year ended 11/30/02.......           51,608      1.90(e)       (.03)(c)          23
   3/29/01# to 11/30/01......            2,220      2.19*(e)      (.05)*(c)         11
   Class C
   Year ended 11/30/04.......        $ 143,067      1.90%(e)       .46%(c)(h)       22%
   Year ended 11/30/03.......           59,753      1.90(e)        .55(c)           20
   Year ended 11/30/02.......           26,663      1.90(e)        .09(c)           23
   3/29/01# to 11/30/01......            1,582      2.23*(e)       .03*(c)          11
   Advisor Class
   Year ended 11/30/04.......       $1,082,517       .90%(e)      1.48%(c)(h)       22%
   Year ended 11/30/03.......          633,688       .90(e)       1.61(c)           20
   Year ended 11/30/02.......          325,800       .90(e)       1.67(c)           23
   3/29/01# to 11/30/01......          167,263       .90*(e)       .65*(c)          11


AllianceBernstein
Global Value Fund
   Class A
   Year ended 11/30/04.......         $ 23,536      1.41%(e)       .97%(c)(h)       38%
   Year ended 11/30/03.......           16,298      1.50(e)       1.05(c)           29
   Year ended 11/30/02.......            8,892      1.76(e)        .56(c)           28
   3/29/01# to 11/30/01......            5,923      2.44*(e)      (.27)*(c)         14
   Class B
   Year ended 11/30/04.......          $ 9,007      2.15%(e)       .23%(c)(h)       38%
   Year ended 11/30/03.......            5,585      2.20(e)        .38(c)           29
   Year ended 11/30/02.......            3,673      2.45(e)       (.09)(c)          28
   3/29/01# to 11/30/01......            1,916      3.14*(e)      (.91)*(c)         14


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 62 and 63.



                                     60 & 61


                                                Income from Investment Operations
                                            --------------------------------------------
                                                                Net Gains
                                Net Asset                      or Losses on
                                 Value,                        Investments     Total from
                                Beginning    Net Investment  (both realized    Investment
  Fiscal Year or Period         of Period   Income (Loss)(a)  and unrealized)  Operations
  ---------------------        ----------   ---------------- ----------------  ----------
   Class C
   Year ended 11/30/04.......    $10.40       $ .03(c)(h)         $ 2.07        $ 2.10
   Year ended 11/30/03.......      8.48         .04(c)              1.89          1.93
   Year ended 11/30/02.......      9.61         .00(c)             (1.13)        (1.13)
   3/29/01# to 11/30/01......     10.00        (.06)(c)             (.33)         (.39)
   Advisor Class
   Year ended 11/30/04.......    $10.56       $ .14(c)(h)         $ 2.10        $ 2.24
   Year ended 11/30/03.......      8.60         .13(c)              1.91          2.04
   Year ended 11/30/02.......      9.65         .12(c)             (1.17)        (1.05)
   3/29/01# to 11/30/01......     10.00        (.01)(c)             (.34)         (.35)




                                           Less Dividends and Distributions
                               ----------------------------------------------------

                               Dividends   Distributions
                                from Net   in Excess of      Tax      Distributions
                               Investment  Net Investment  Return of      from
  Fiscal Year or Period          Income        Income       Capital   Capital Gains
  ---------------------        ----------  --------------  ---------  -------------
   Class C
   Year ended 11/30/04.......   $ (.04)        $0.00        $0.00         $0.00
   Year ended 11/30/03.......     (.01)         0.00         0.00          0.00
   Year ended 11/30/02.......     0.00          0.00         0.00          0.00
   3/29/01# to 11/30/01......     0.00          0.00         0.00          0.00
   Advisor Class
   Year ended 11/30/04.......   $ (.14)        $0.00        $0.00         $0.00
   Year ended 11/30/03.......     (.08)         0.00         0.00          0.00
   Year ended 11/30/02.......     0.00          0.00         0.00          0.00
   3/29/01# to 11/30/01......     0.00          0.00         0.00          0.00




                                              Less
                                            Distributions
                                  -------------------------------

                                                      Total        Net Asset
                                  Distributions      Dividends       Value,
                                  in Excess of          and          End of             Total
  Fiscal Year or Period           Capital Gains    Distributions     Period           Return (b)
  ---------------------           -------------   --------------  -------------     ------------
   Class C
   Year ended 11/30/04.......          $0.00          $ (.04)         $12.46           20.20%
   Year ended 11/30/03.......           0.00            (.01)          10.40           22.79
   Year ended 11/30/02.......           0.00            0.00            8.48          (11.76)
   3/29/01# to 11/30/01......           0.00            0.00            9.61           (3.90)
   Advisor Class
   Year ended 11/30/04.......          $0.00          $ (.14)         $12.66           21.47%
   Year ended 11/30/03.......           0.00            (.08)          10.56           23.98
   Year ended 11/30/02.......           0.00            0.00            8.60          (10.88)
   3/29/01# to 11/30/01......           0.00            0.00            9.65           (3.50)




                                                  Ratios/Supplemental Data
                                  ----------------------------------------------------------

                                                   Ratio of    Ratio of Net
                                   Net Assets,     Expenses    Income (Loss)
                                  End of Period   to Average    to Average     Portfolio
  Fiscal Year or Period           (000's omitted)  Net Assets    Net Assets   Turnover Rate
  ---------------------           --------------- -----------  -------------- --------------
   Class C
   Year ended 11/30/04.......          $ 5,218      2.12%(e)       .26%(c)(h)       38%
   Year ended 11/30/03.......            3,317      2.20(e)        .39(c)           29
   Year ended 11/30/02.......            2,129      2.40(e)       0.00(c)           28
   3/29/01# to 11/30/01......              997      3.15*(e)      (.89)*(c)         14
   Advisor Class
   Year ended 11/30/04.......        $ 131,710      1.11%(e)      1.26%(c)(h)       38%
   Year ended 11/30/03.......          100,367      1.20(e)       1.42(c)           29
   Year ended 11/30/02.......           74,727      1.23(e)       1.31(c)           28
   3/29/01# to 11/30/01......            1,791      2.10*(e)      (.13)*(c)         14



#  Commencement of operations.


## Change in fiscal year end.


*  Annualized.

(a) Based on average shares outstanding.


(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized. On February 1, 2005, the AllianceBernstein Small/Mid Cap Value Fund's investment policies were modified. As a result, that Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(c) Net of fees and expenses waived/reimbursed by the Adviser.


(d) In addition to net realized and unrealized gain (loss) from investment and foreign currency transactions as set forth in the statement of operations, this amount reflects an increase in net asset value per share resulting from fluctuations in the Fund's total net assets in relation to the timing of gains and losses.

(e) Net of fees and expenses waived/reimbursed by the Adviser. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios would have been as follows:


                                          2000           2001           2002           2003           2004
                                         -------        -------        -------        -------        -------
AllianceBernstein Value Fund
Class A                                     --           1.74%*           --             --           1.32%
Class B                                     --           2.46%*           --             --           2.04%
Class C                                     --           2.47%*           --             --           2.03%
Advisor Class                               --           1.44%*           --             --           1.02%

AllianceBernstein Small/Mid
  Cap Value Fund
Class A                                     --           2.41%*         1.81%          1.79%          1.58%
Class B                                     --           3.10%*         2.53%          2.54%          2.32%
Class C                                     --           3.40%*         2.51%          2.50%          2.30%
Advisor Class                               --           2.01%*         1.54%          1.49%          1.28%

AllianceBernstein Focused
  Growth & Income Fund
Class A                                   9.25%*         1.88%            --             --           1.34%
Class B                                   8.16%*         2.60%            --             --           2.07%
Class C                                  10.14%*         2.60%            --             --           2.05%

AllianceBernstein Balanced
  Shares Fund
Class A                                     --             --             --             --           1.00%
Class B                                     --             --             --             --           1.73%
Class C                                     --             --             --             --           1.73%
Advisor Class                               --             --             --             --            .71%

AllianceBernstein Real
  Estate Investment Fund
Class A                                     --             --             --             --           1.55%
Class B                                     --             --             --             --           2.27%
Class C                                     --             --             --             --           2.26%
Advisor Class                               --             --             --             --           1.25%

AllianceBernstein Utility
  Income Fund
Class A                                     --             --           1.61%          1.70%          1.53%
Class B                                     --             --           2.34%          2.44%          2.27%
Class C                                     --             --           2.33%          2.42%          2.25%
Advisor Class                               --             --           1.31%          1.41%          1.24%

AllianceBernstein
  International Value Fund
Class A                                     --           5.11%*         2.19%          1.93%          1.64%
Class B                                     --           7.84%*         2.84%          2.71%          2.39%
Class C                                     --           8.77%*         2.90%          2.65%          2.35%
Advisor Class                               --           2.26%*         1.75%          1.63%          1.34%

AllianceBernstein Global
  Value Fund
Class A                                     --           8.10%*         2.59%          1.89%          1.65%
Class B                                     --          11.12%*         3.29%          2.64%          2.39%
Class C                                     --          12.33%*         3.16%          2.60%          2.36%
Advisor Class                               --           9.39%*         1.85%          1.59%          1.35%

AllianceBernstein Growth &
  Income Fund
Class A                                     --             --             --             --           1.13%
Class B                                     --             --             --             --           1.88%
Class C                                     --             --             --             --           1.86%
Advisor Class                               --             --             --             --            .84%


(f) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended July 31, 2002, the effect of this change to Class A, Class B and Class C was to decrease net investment income by $.01 per share and increase net unrealized gains and losses by $.01 per share; the effect of this change toAdvisor Class was to decrease net investment income by $.02 per share and increase net unrealized gains and losses by $.02 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A, 1.71% to 1.61% for Class B, 1.71% to 1.61% for Class C, and from 2.89% to 2.79% for Advisor Class. Per share, ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.


(g) Amount is less than $.005.

(h) Net of fees and expenses waived/reimbursed by the Transfer Agent.



                                     62 & 63

For more information about the Funds, the following documents are available upon request:

o  Annual/Semi-Annual Reports to Shareholders
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o  Statement of Additional Information (SAI)
Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs and the independent registered public accounting firm's report and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:      Alliance Global Investor Services
              P.O. Box 786003
              San Antonio, TX 78278-6003

By Phone:     For Information: (800) 221-5672
              For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102


On the Internet: www.sec.gov


You also may find more information about Alliance and the Funds on the Internet at: www.alliancebernstein.com.


Fund                                              SEC File No.
-----                                             -----------
AllianceBernstein Value Fund                      811-10221
AllianceBernstein Small/Mid Cap Value Fund        811-10221
AllianceBernstein Growth and Income Fund          811-00126
AllianceBernstein Focused Growth & Income Fund    811-09687
AllianceBernstein Balanced Shares                 811-00134
AllianceBernstein Utility Income Fund             811-07916
AllianceBernstein Real Estate Investment Fund     811-07707
AllianceBernstein International Value Fund        811-10221
AllianceBernstein Global Value Fund               811-10221





--------------------------------------------------------------------------------
Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
--------------------------------------------------------------------------------



ACBVIPRO0305





(LOGO)

                                                       ALLIANCEBERNSTEIN TRUST:
                                                   ALLIANCEBERNSTEIN VALUE FUND
                                     ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
                                     ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
                                            ALLIANCEBERNSTEIN GLOBAL VALUE FUND

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

______________________________________________________________________________

STATEMENT OF ADDITIONAL INFORMATION
March 1, 2005
_______________________________________________________________________________



     This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated March 1, 2005, offering the Class A, Class B, Class C and Advisor Class shares of the AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund, and the current Prospectus, dated March 1, 2005, offering Class A, Class R, Class K and Class I shares of the AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund (each a "Prospectus" and together, the "Prospectuses"). Financial statements for each Fund for the period from inception through November 30, 2004 are included in the respective annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and annual reports may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.



TABLE OF CONTENTS
-------------------------------------------------------------------------------

                                                                           Page


Description of the Trust and the Funds                                        2
Management of the Funds                                                      13
Expenses of the Funds                                                        22
Purchase of Shares                                                           28
Redemption and Repurchase of Shares                                          46
Shareholder Services                                                         48
Net Asset Value                                                              50
Dividends, Distributions and Taxes                                           53
Portfolio Transactions                                                       58
General Information                                                          61
Financial Statements and Report of Independent Registered Public
  Accounting Firm                                                            73
Appendix A: Futures Contracts and Options on Futures Contracts and
  Foreign Currencies                                                        A-1
Appendix B: Statement of Policies and Procedures For Voting Proxies         B-1



(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.


_______________________________________________________________________________

DESCRIPTION OF THE TRUST AND THE FUNDS
_______________________________________________________________________________


     AllianceBernstein Trust (the "Trust") is a diversified, open-end investment company. The Trust is diversified and, under the Investment Company Act of 1940, as amended (the "1940 Act"), the Trust may not change this policy without a shareholder vote. The Trust was formed under the laws of The Commonwealth of Massachusetts on December 12, 2000. AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund are each a series of the Trust (each a "Fund," and together the "Funds").


Investment Policies and Practices
---------------------------------


     Each Fund's principal investment policies, practices and risks are set forth in your Prospectus. The information set forth below concerning the Funds' investment practices and policies supplements the information in your Prospectus. Except as otherwise noted, the Funds' investment policies described below are not designated "fundamental policies" within the meaning of the 1940 Act, and may be changed by the Trustees of the Trust without shareholder approval. However, no Fund will change its investment policies without contemporaneous written notice to shareholders.

     Each Fund's respective investment objective is "fundamental" and cannot be changed without a shareholder vote. There is no guarantee that any Fund will achieve its respective investment objective.


ADDITIONAL INVESTMENT POLICIES AND PRACTICES


     The following information about the Funds' investment policies and practices supplements the information set forth in your Prospectus.


     CURRENCY SWAPS. Each Fund may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account for the relevant Fund by a Fund's custodian. No Fund will enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transactions.

     FORWARD COMMITMENTS. Each Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

     When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within four months after the transaction, although delayed settlements beyond four months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time a Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

     The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell a security in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell securities in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance Capital Management L.P., the investment adviser to each of the Funds (the "Adviser" or "Alliance"), were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices less favorable than current market values.

     A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but a Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, a Fund's custodian will maintain, in the separate account of the relevant Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis. If a Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it can incur a gain or loss. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

     Although each Fund intends to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, that Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund of adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

     A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). No Fund will position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. In this situation, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge").

     To the extent required by applicable law, a Fund's custodian will place liquid assets in a separate account of the relevant Fund having a value equal to the aggregate amount of that Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a Fund's separate account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of that Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting that Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or a Fund may purchase a put option permitting that Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, each Fund may use such other methods of "cover" as are permitted by applicable law.


     While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts in the manner set forth in your Prospectus may be restricted.


     A Fund will not speculate in forward currency contracts. A Fund will only enter forward foreign currency exchange contracts with counterparties that, in the opinion of the Adviser, do not present undue credit risk. Generally, such forward contracts will be for a period of less than three months.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of securities decline. These transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit that Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

     LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Fund may lend its portfolio securities provided the loan is continuously secured by cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks equal to no less than the market value, determined daily, of the securities loaned. In lending its portfolio securities, a Fund will require that interest or dividends on securities loaned be paid to that Fund. Where voting or consent rights with respect to loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit it to exercise such voting or consent rights if the exercise of such rights involves issues having a material effect on that Fund's investment in the securities loaned. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. A Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. A Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

     OPTIONS. Each Fund may purchase put and call options written by others and write covered put and call options overlying the types of securities in which the Fund may invest. A put option (sometimes called a "standby commitment") gives the purchaser of the option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

     Each Fund may purchase put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates. For instance, in periods of rising interest rates and falling bond prices, a Fund might purchase a put option to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might purchase a call option. In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, a Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to that Fund.

     When a Fund writes a put option it must either own at all times during the option period an offsetting put option on the same security or maintain in a segregated account cash or liquid assets in an amount adequate to purchase the underlying security should the put be exercised. When a Fund writes a call option it must own at all times during the option period either the underlying securities or an offsetting call option on the same securities. If a put option written by a Fund were exercised, that Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by a Fund were exercised, that Fund would be obligated to sell the underlying security at the exercise price.

     A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by a Fund, offset by the option premium, is less than the current price).

     Each Fund will write covered call options both to reduce the risks associated with certain of its respective investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to call options, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.


     The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to a Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the respective Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction, as described below. A Fund retains the premium received from writing a put or call option whether or not the option is exercised.


     Each Fund may also write covered call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value in another security which a Fund owns or has the right to acquire. In such circumstances, a Fund collateralizes the option by maintaining, in a segregated account with the Custodian, liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

     Each Fund may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. A Fund realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

     Each Fund may terminate its obligation to the holder of an option written by a Fund through a "closing purchase transaction." A Fund may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more than or less than the premium received by that Fund from writing the option. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on a national securities exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on a national securities exchange may exist. If a Fund is unable to effect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

     Each Fund may purchase or write options in negotiated transactions. A Fund may effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has also adopted procedures for monitoring the creditworthiness of such entities. Options traded in the over-the-counter market may not be as actively traded as those traded on an exchange. Accordingly, it may be more difficult to value such options. Options purchased or written by a Fund in negotiated transactions may be considered illiquid and it may not be possible for the Fund to effect a closing purchase transaction at a time when the Adviser believes it would be advantageous to do so.

     Each Fund may enter into contracts (or amend existing contracts) with primary dealer(s) with whom they write over-the-counter options. The contracts will provide that the relevant Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although each Fund has established standards of creditworthiness for these primary dealers, a Fund may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. With respect to agreements concerning the over-the-counter options a Fund has written, a Fund will treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

     OPTIONS ON SECURITIES INDICES. Each Fund may purchase put and call options and write covered put and call options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Fund's securities or securities it intends to purchase. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. A call option on a securities index is considered covered, for example, if, so long as a Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, a Fund segregates with its custodian liquid assets having a value equal to or greater than the exercise price of the option.

     Through the purchase of listed index options, a Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in a Fund's securities probably will not correlate perfectly with movements in the level of the index and, therefore, a Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

     OPTIONS ON FOREIGN CURRENCIES. Each Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund are exchange-traded or traded over-the-counter. A Fund will write options on foreign currencies only if they are "covered."

     A Fund will not speculate in foreign currency options. Accordingly, a Fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

     See Appendix A for further discussion of the use, risks and costs of options on foreign currencies.

     FUTURES CONTRACTS AND OPTIONS THEREON. Each Fund may purchase and sell futures contracts and related options on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of its assets or assets it intends to acquire. Each Fund may also enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. All futures contracts and related options will be traded on exchanges that are licensed and regulated by the CFTC. A Fund will only write options on futures contracts which are "covered." These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of a Fund's securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. These investment techniques will not be used for speculation.

     Each Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under such Act.

     In instances involving the purchase of futures contracts or the writing of put options thereon by a Fund, an amount of liquid assets equal to the cost of such futures contracts or options written (less any related margin deposits) will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Fund, the securities underlying such futures contracts or options will at all times be maintained by the Fund or, in the case of index futures and related options, the Fund will own securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

     Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, each Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so.

     Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although each Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of maintenance margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

     See Appendix A for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

     REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on a Fund's ability to enter into repurchase agreements. Currently, each Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit each Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Fund might be delayed in, or prevented from, selling the collateral for its benefit.

     Repurchase agreements may exhibit the characteristics of loans by a Fund. During the term of a repurchase agreement, a Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with that Fund collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

     ILLIQUID SECURITIES. None of the Funds will invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities are securities restricted as to disposition under Federal securities laws and include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), and (b) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.


     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and that Fund might be unable to dispose of such securities promptly or at reasonable prices.

     The Adviser, acting under the supervision of the Board of Trustees, will monitor the liquidity of restricted securities in each Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of securities.


     A Fund may not be able to readily sell securities for which there is no ready market. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.


     RIGHTS AND WARRANTS. Each Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date. It is expected that a Fund's investments will ordinarily be traded on exchanges located in the respective countries in which the various issuers of such securities are principally based and in some case on other exchanges. As much as 25% of the value of a Fund's total assets may be invested in the securities of issuers having their principal business activities in the same industry.


     PORTFOLIO TURNOVER. Because each Fund will actively use trading to achieve its investment objective and policies, a Fund may be subject to a greater degree of turnover and, thus, a higher incidence of short-term capital gains taxable as ordinary income than might be expected from investment companies which invest substantially all of their funds on a long-term basis, and correspondingly larger mark-up charges can be expected to be borne by a Fund. Management anticipates that the annual turnover in each Fund may be in excess of 100%. An annual turnover rate of 100% occurs, for example, when all of the securities in a Fund are replaced one time in a period of one year.

     The value of a Fund's shares will be influenced by the factors which generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that a Fund's investment objective will be achieved.

CERTAIN RISK CONSIDERATIONS

     RISKS OF INVESTMENTS IN FOREIGN SECURITIES. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in United States companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

     There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and auditing and financial reporting standards, practices and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Fund will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

     It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

     Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Fund will invest and could adversely affect a Fund's assets should these conditions or events recur.

     Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Funds will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

     Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

     Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Fund will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "U.S. Federal Income Taxes."

     Although a Fund may value its assets in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should that Fund desire to resell that currency to the dealer. Investors should understand that the expense ratio of a Fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

     For many foreign securities, there are U.S. dollar-denominated American Depository Receipts (ADRs) which are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. A Fund may purchase foreign securities directly, as well as through ADRs.

     SECURITIES RATINGS. The ratings of fixed-income securities by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

     The Adviser will try to reduce the risk inherent in each Fund's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for each Fund, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     Non-rated securities will also be considered for investment by each Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Fund to a degree comparable to that of rated securities which are consistent with that Fund's objectives and policies.

     1940 ACT RESTRICTIONS. Under the 1940 Act, a Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of that Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of a Fund's total assets less liabilities (other than such borrowings), the asset coverage of that Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. Each Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require a Fund to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause a Fund to incur related transaction costs and to realize taxable gains.

     Under the 1940 Act, each Fund may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act each Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of each Fund's total assets may be invested in the securities of any investment company.

     A Fund may emphasize investments in particular industries or sectors as a by-product of the stock selection process rather than as the result of assigned targets or ranges.



AllianceBernstein Small/Mid Cap Value Fund
------------------------------------------

     As indicated in your Prospectus, under normal circumstances the AllianceBernstein Small/Mid Cap Value Fund invests at least 80% of its net assets in the equity securities of small- to mid-capitalization "companies," defined for these purposes as those companies that, at the time of investment, fall within the capitalization range between (i) the market capitalization of the smallest company in the Russell 2500 Value Index and (ii) the greater of $5 billion or the market capitalization of the largest capitalization in the Russell 2500 Value Index.

     The Russell 2500 Value Index, maintained by Frank Russell Consulting, measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 universe of securities represents the smallest 2,500 U.S. companies from the Russell 3000 universe, which itself represents about 98% of the U.S. equity market by market capitalization. Only common stocks of U.S. companies are included in the Russell 2500 Index; in the case of multiple classes of stock, generally only one is allowed. According to Frank Russell Consulting, total shares are adjusted for cross ownership between firms and for shares held by insiders to determine the shares floating and thus the capitalization used for the index. The Russell 3000 Index (of which the Russell 2500 is a subset, as described above) is reconstituted annually on June 30 using companies' market values as of May 31. On June 30, 2004, the average market capitalization of companies within the Russell 2500 Index was approximately $992.9 million; the median market capitalization was approximately $640 million. The index had a total market capitalization range of approximately $4 billion to $175.8 million.

Certain Fundamental Investment Policies
---------------------------------------

     Each Fund has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The approval of a majority of a Fund's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.


     Each Fund may not:

     (1) Make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

     (2) Borrow money or issue senior securities except to the extent permitted by the 1940 Act;

     (3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     (4)  Invest in companies for the purpose of exercising control;

     (5) (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which a Fund may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except foreign currencies, futures on securities, currencies and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and other similar contracts and options on the foregoing); or (c) act as an underwriter of securities, except that a Fund may acquire restricted securities under circumstances in which, if such securities were sold, that Fund might be deemed to be an underwriter for purposes of the Securities Act; or

     (6) Concentrate more than 25% of its assets in any particular industry or group of industries.


______________________________________________________________________________

MANAGEMENT OF THE FUNDS
_______________________________________________________________________________


Adviser
-------

     Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund under the supervision and control of the Funds' Board of Trustees (see "Management of the Fund" in your Prospectus).

     Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2004, totaling approximately $539 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

     Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2004, Alliance Capital Management Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 31.6% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange (the "Exchange") under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. ACMC is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

    At September 30, 2004, AXA, AXA Financial, AXA Equitable Life Insurance Company ("Equitable") and certain subsidiaries of Equitable beneficially owned approximately 57.8% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holdings Units which, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 58.3% in Alliance. As of September 30, 2004, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately 9.7% of the issued and outstanding Alliance Units.

    AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. Equitable is an indirect wholly-owned subsidiary of AXA Financial.

    Based on information provided by AXA, as of February 1, 2004, approximately 16.89% of the issued ordinary shares (representing 27.55% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of February 1, 2004, 71.11% of the shares (representing 80.36% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.32% of the shares of Finaxa (representing 12.80% of the voting power) were owned by BNP Paribas, a French bank. As of February 1, 2004, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.17% of the issued ordinary shares (representing 32.94% of the voting power) of AXA.

     Under the Funds' Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Funds and pays all compensation of Trustees and officers of the Trust who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Funds, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Trustees of the Trust to serve as the Trust's officers.

     The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Funds, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of shares of the Funds (other than the portion of the promotional expenses borne by the Funds in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing prospectuses of the Funds and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

     The Funds have, under the Advisory Agreement, assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Funds at cost and the payments specifically approved by the Trustees. For the fiscal year ended November 30, 2004, AllianceBernstein Value Fund paid $82,500 to the Adviser for such services; the fees for such services were waived for AllianceBernstein International Value Fund, AllianceBernstein Small/Mid Cap Value Fund and AllianceBernstein Global Value Fund.

     On November 2, 2003 (for AllianceBernstein Value Fund), July 2, 2001 (for AllianceBernstein Small/Mid Cap Value Fund and Alliance Bernstein International Value Fund) and March 21, 2002 (for AllianceBernstein Global Value Fund), the Adviser entered into additional contractual agreements with AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund to waive fees and/or reimburse certain expenses, as described below. In the case of AllianceBernstein Small/Mid Cap Value Fund, such agreements were revised as of January 1, 2004.

     For the services rendered by the Adviser under the Advisory Agreement, AllianceBernstein Value Fund paid the Adviser a monthly fee at an annualized rate of 0.75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee. The advisory fee waiver reduced the advisory fees to 0.55% of the first $2.5 billion, 0.45% of the excess over $2.5 billion up to $5 billion, and 0.40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective September 7, 2004, the Board of Trustees approved an amendment to the Investment Advisory Agreement to reduce the contractual advisory fees to these rates. For the fiscal years of the Fund ended November 30, 2004, November 30, 2003 and November 30, 2002 and for the fiscal period ended November 30, 2001, the Adviser earned from the Fund $6,161,553, $4,717,370 $2,536,876 and $673,383, respectively, in advisory fees and waived $1,183,042, $0, $0 and $34,500, respectively. Amounts waived by the Adviser for the fiscal year ended November 30, 2004 were waived in accordance with the agreement with the New York Attorney General. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20%, 3.20%, 2.20%, 2.70%, 2.45% and 2.20% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. This contractual agreement automatically extends each fiscal year unless the Adviser provides written notice of termination to the Trust at least 60 days prior to the end of the Fund's fiscal year.

     For the services rendered by the Adviser under the Advisory Agreement, AllianceBernstein Small/Mid Cap Value Fund paid the Adviser a monthly fee at an annualized rate of 1.00% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee. The advisory fee waiver reduced the advisory fees to 0.75% on an annual basis of the first $2.5 billion, 0.65% on an annual basis of the excess over $2.5 billion up to $5 billion, and 0.60% on an annual basis of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective September 7, 2004, the Board of Trustees approved an amendment to the Investment Advisory Agreement to reduce the contractual advisory fees to these rates. For the fiscal years of the Fund ended November 30, 2004, November 30, 2003 and November 30, 2002 and for the fiscal period ended November 30, 2001, the Adviser earned from the Fund $4,928,605, $5,913,139, $3,703,369 and $512,303, respectively, in advisory fees and waived $2,273,809, $2,255,231, $1,431,149 and $470,894, respectively.  In addition, for the fiscal year ended November 30, 2004, the Adviser waived $1,562,998 in accordance with the agreement with the New York Attorney General. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. This contractual agreement automatically extends each fiscal year unless the Adviser provides written notice of termination to the Trust at least 60 days prior to the end of the Fund's fiscal year.

     For the services rendered by the Adviser under the Advisory Agreement, AllianceBernstein International Value Fund pays the Adviser a monthly fee at an annualized rate of 1.00% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee. The advisory fee waiver reduced the advisory fees to 0.75% on an annual basis of the first $2.5 billion, 0.65% on an annual basis of the excess over $2.5 billion up to $5 billion, and 0.60% on an annual basis of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective September 7, 2004, the Board of Trustees approved an amendment to the Investment Advisory Agreement to reduce the contractual advisory fees to these rates. For the fiscal years of the Fund ended November 30, 2004, November 30, 2003 and November 30, 2002 and for the fiscal period ended November 30, 2001, the Adviser earned from the Fund $12,268,009, $6,375,036, $3,250,420 and $459,738, respectively, in advisory fees and waived $3,546,143, $4,595,633, $2,695,693 and $705,849, respectively.
In addition, for the fiscal year ended November 30, 2004, the Adviser waived $2,149,722 in accordance with the agreement with the New York Attorney General. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.20%, 1.90%, 1.90%, .90%, 1.40%, 1.15% and 0.90% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. This contractual agreement automatically extends each fiscal year unless the Adviser provides written notice of termination to the Trust at least 60 days prior to the end of the Fund's fiscal year.

     For the services rendered by the Adviser under the Advisory Agreement, AllianceBernstein Global Value Fund pays the Adviser a monthly fee at an annualized rate of 1.00% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee. The advisory fee waiver reduced the advisory fees to 0.75% on an annual basis of the first $2.5 billion, 0.65% on an annual basis of the excess over $2.5 billion up to $5 billion, and 0.60% on an annual basis of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective September 7, 2004, the Board of Trustees approved an amendment to the Investment Advisory Agreement to reduce the contractual advisory fees to these rates. For the fiscal years of the Fund ended November, 30, 2004, November 30, 2003 and November 30, 2002 and for the fiscal period ended November 30, 2001, the Adviser earned from the Fund $1,113,077, $1,037,925, $635,223 and $45,829, respectively, in advisory fees and waived $22,605, $268,678, $282,713 and $297,086, respectively. In addition, for the fiscal year ended November 30, 2004, the Adviser waived $249,976 in accordance with the agreement with the New York Attorney General. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. This contractual agreement automatically extends each fiscal year unless the Adviser provides written notice of termination to the Trust at least 60 days prior to the end of the Fund's fiscal year.


     The Advisory Agreement became effective on January 31, 2001. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Trust's Trustees, including the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on January 31, 2001.


     The Advisory Agreement continues in effect from year to year provided that its continuance is specifically approved at least annually by a vote of a majority of each Fund's outstanding voting securities or by the Trust's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons", as defined by the 1940 Act, of such parties. Continuance of the Advisory Agreement was approved for an additional term at a meeting of the Trustees on December 14-15, 2004.


     In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested trustees meeting separately from the other Trustees with experienced counsel that is independent of the Adviser.


     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of each Fund, as well as senior management's attention to any portfolio management issues, were considered. Each Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the expense limitation agreements for the Funds that set expense caps on overall Fund expenses and provide for waiver of fees by the Adviser or reimbursement of expenses if needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent registered public accounting firm in periodic meetings with the Trust's Audit Committee.


     In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of each Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Trustees also considered the fees of each Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by each Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to each Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by each equity Fund's securities transactions, and that the Advisory Agreement provides that each Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of each Fund.

     The Trustees also considered the business reputation of the Adviser and its financial resources. The Trustees evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to each Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Trustees also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

     The Advisory Agreement is terminable without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of each Fund or by a vote of a majority of the Trust's Trustees, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.


     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., Alliance Institutional Reserves, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.


Trustee Information
--------------------


     The business and affairs of the Funds are managed under the direction of the Trustees of the Trust. Certain information concerning the Trustees of the Trust is set forth below.



                                                                                 PORTFOLIOS
   NAME, ADDRESS                         PRINCIPAL                                 IN FUND             OTHER
    AND DATE OF                        OCCUPATION(S)                               COMPLEX         TRUSTEESHIPS/
  BIRTH OF TRUSTEE                      DURING PAST                               OVERSEEN BY      DIRECTORSHIPS
  (YEAR ELECTED*)                         5 YEARS                                  TRUSTEE        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

Marc O. Mayer,**                 Executive Vice President of Alliance                 66               None
1345 Avenue of the               Capital Management Corporation
Americas                         ("ACMC") since 2001; prior thereto,
New York, NY 10105               Chief Executive Officer of Sanford C.
10/02/57                         Bernstein & Co., LLC ("SCB & Co.")
(2003)                           and its predecessor since prior to 2000.

DISINTERESTED TRUSTEES

Chairman of the Board

William H. Foulk, Jr.,#          Investment adviser and an independent               113               None
2 Sound View Drive               consultant. He was formerly Senior
Suite 100                        Manager of Barrett Associates, Inc., a
Greenwich, CT 06830              registered investment adviser, with
09/07/32                         which he had been associated since
(2001)                           prior to 2000. He was formerly Deputy
                                 Comptroller and Chief Investment
                                 Officer of the State of New York and,
                                 prior thereto, Chief Investment Officer
                                 of the New York Bank for Savings.


Ruth Block,***#                  Formerly Executive Vice President and                94               None
500 SE Mizner Blvd.,             Chief Insurance Officer of Equitable;
Boca Raton, FL 33432             Chairman and Chief Executive Officer
11/07/30                         of Evlico; Director of Avon, BP (oil
(2001)                           and gas), Ecolab Incorporated
                                 (specialty chemicals), Tandem
                                 Financial Group and Donaldson,
                                 Lufkin & Jenrette Securities
                                 Corporation; former Governor at Large
                                 National Association of Securities
                                 Dealers, Inc.

David H. Dievler,#               Independent consultant. Until                        98               None
P.O. Box 167, Spring             December 1994 he was Senior Vice
Lake, NJ 07762                   President of ACMC responsible for
10/23/29                         mutual fund administration. Prior to
(2001)                           joining ACMC in 1984 he was Chief
                                 Financial Officer of Eberstadt Asset
                                 Management since 1968. Prior to that
                                 he was a Senior Manager at Price
                                 Waterhouse & Co. Member of
                                 American Institute of Certified Public
                                 Accountants since 1953.

John H. Dobkin,#                 Consultant. Formerly President of                    96               None
P.O. Box 12,                     Save Venice, Inc. (preservation
Annandale, NY 12504              organization) from 2001-2002, a Senior
02/19/42                         Advisor from June 1999 - June 2000
(2001)                           and President of Historic Hudson
                                 Valley (historic preservation) from
                                 December 1989 - May 1999.
                                 Previously, Director of the National
                                 Academy of Design during 1988-1992,
                                 Director and Chairman of the Audit
                                 Committee of ACMC.

Michael J. Downey,#              Consultant since January 2004.                       66         Asia Pacific Fund,
c/o Alliance Capital             Formerly managing partner of                                    Inc. and the Merger
Management , L.P.                Lexington Capital, LLC (investment                                     Fund
1345 Avenue of the               advisory firm) from December 1997
Americas                         until December 2003. Prior thereto,
New York, NY 10105               Chairman and CEO of Prudential
1/26/44                          Mutual Fund Management from 1987
(2005)                           to 1993.



*  There is no stated term of office for the Trustees.

** Mr. Mayer is an "interested person," as defined in the 1940 Act, of the Trust due to his position as Executive Vice President of ACMC.

*** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396 at that date. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of the Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depository Shares of AXA.

#  Member of the Audit Committee and the Governance and Nominating Committee.


     The Trustees of the Trust have two standing committees -- an Audit Committee and a Governance and Committee. The members of the Audit and Governance and Nominating Committees are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Funds' financial reporting process. The Audit Committee met 4 times during the Funds' most recently completed fiscal year. The function of the Governance and Nominating Committee is to nominate persons to fill any vacancies or newly created positions of the Trustees. The Governance and Nominating Committee met once during the Funds' most recently completed fiscal year.

     The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Trust not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Trust did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

     Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth
(A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; and
(F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Trust; (v) the class or series and number of all shares of a Fund of the Trust owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Trust's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause
(vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

     The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

     The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust, the candidate's ability to qualify as a disinterested Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.


     The dollar range of the Funds' securities owned by each Trustee and the aggregate dollar range of securities of all of the registered investment companies to which the Adviser provided investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Trustee are set forth below.



                          DOLLAR RANGE OF         AGGREGATE DOLLAR RANGE OF
                       EQUITY SECURITIES IN        EQUITY SECURITIES IN THE
                          THE FUNDS AS OF       ALLIANCEBERNSTEIN FUND COMPLEX
Name of Trustee          DECEMBER 31, 2004         AS OF DECEMBER 31, 2004
-------------------------------------------------------------------------------
Ruth Block               $10,001 - $50,000            more than $100,000
David H. Dievler         $10,001 - $50,000            more than $100,000
John H. Dobkin          more than $100,000            more than $100,000
Michael J. Downey               $0                          none
William H. Foulk, Jr.           $0                    $50,001 - $100,000
Marc O. Mayer           $50,001 - $100,000            more than $100,000


Officer Information
-------------------

Certain information concerning the officers of the Trust is set forth below.


NAME AND ADDRESS,*                POSITION(S) HELD                        PRINCIPAL OCCUPATION
AND (DATE OF BIRTH)                  WITH TRUST                            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------
Marc O. Mayer                  President and Chief Executive        See biography above.
(10/02/57)                     Officer

Andrew L. Gangolf              Assistant Clerk                      Senior Vice President
(8/15/54)                                                           and Assistant General Counsel of
                                                                    AllianceBernstein Investment Research &
                                                                    Management, Inc. ("ABIRM")**, with
                                                                    which he has been associated since prior to
                                                                    2000.

Philip L Kirstein              Senior Vice President and            Senior Vice President and Independent
(5/29/45)                      Independent Compliance Officer       Compliance Officer - Mutual Funds of
                                                                    ACMC,** with which he has been associated
                                                                    since October 2004. Prior thereto, he was Of
                                                                    Counsel to Kirkpatrick & Lockhart, L.P.
                                                                    from October 2003 to October 2004, and
                                                                    General Counsel and First Vice President of
                                                                    Merrill Lynch Investment Managers since
                                                                    prior to 2000 until March 2003.


Thomas J. Bardong              Vice President                       Senior Vice President of ACMC**, with
(4/28/45)                                                           which he has been associated since prior to
                                                                    2000.


Marilyn G. Fedak               Senior Vice President                Senior Vice President of ACMC** since
(1/3/47)                                                            October 2000. She is Head of Sanford C.
                                                                    Bernstein & Co.**, Inc., ("Bernstein")
                                                                    Value Equities Business and Co-Chief
                                                                    Investment Officer of U.S. Value Equities.
                                                                    Prior thereto, she was Chief Investment
                                                                    Officer and Chairman of the U.S. Value Equity
                                                                    Investment Policy Group at SCB since prior to
                                                                    2000.

Ranjani H. Nagaswami           Senior Vice President                Senior Vice President of ACMC**, since
(11/13/63)                                                          October 2000. She is also Vice Chairman
                                                                    of ABIRM** and Chief Investment Officer
                                                                    of AllianceBernstein Fund Investors since
                                                                    February 2004. Prior thereto, she was managing
                                                                    director and co-head of U.S. Fixed Income
                                                                    at UBS Brinson since prior to 2000.

Joseph G. Paul                 Senior Vice President                Senior Vice President of ACMC** and Chief
(2/8/60)                                                            Investment Officer of Small and Mid
                                                                    Capitalization Value Equities since 2002,
                                                                    and co-Chief Investment Officer of Real
                                                                    Estate Investments since July 2004. He is
                                                                    also Chief Investment Officer of Advanced
                                                                    Value at ACMC since October 2000, and held
                                                                    the same position at SCB since prior to 2000.

Kevin F. Simms                 Senior Vice President                Senior Vice President of ACMC** and a
(3/23/66)                                                           Co-Chief Investment Officer of International
                                                                    Value Equities since 2003. He is also Director
                                                                    of Research for Global and International
                                                                    Value Equities at ACMC** since 2000.
                                                                    Prior thereto, he was Director of Research
                                                                    for Emerging Markets Value Equities at SCB
                                                                    since prior to 2000.

Mark D. Gersten                Treasurer and Chief Financial        Senior Vice President of AGIS** and Vice
(10/04/50)                     Officer                              President of ABIRM**, with which he has
                                                                    been associated since prior to 2000.

Mark R. Manley                 Clerk                                Senior Vice , Deputy General Counsel and
(10/23/62)                                                          Chief Compliance Officer of ACMC**, with
                                                                    which he has been associated since prior to
                                                                    2000.

Vincent S. Noto                Controller                           Vice President of AGIS**, with which he
(12/14/64)                                                          has been associated since prior to 2000.


________________

* The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, SCB & Co. and AGIS are affiliates of the Trust.


     The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Trust. The aggregate compensation paid by the Trust to each of the Trustees during the Funds' fiscal year ended November 30, 2004, the aggregate compensation paid to each of the Trustees during calendar year 2004 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Trustees serves as a director or trustee are set forth below. None of the Funds or any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.


                                                               Total Number of         Total Number of
                                                                  Investment             Investment
                                                               Companies in the      Portfolios within
                                                              Alliance Bernstein        the Alliance
                                       Total Compensation        Fund Complex,         Bernstein Fund
                                        from the Alliance    Including the Trust,    Complex, Including
                       Aggregate         Bernstein Fund         as to Which the       the Trust, as to
                      Compensation     Complex, Including    Trustee is a Director   Which the Trustee is a
Name of Trustee      From the Trust         the Trust             or Trusteea         Director or Trustee
-----------------------------------------------------------------------------------------------------------
Marc O. Mayer             $     0            $      0                  38                     66
Ruth Block                $11,102            $223,200                  41                     94
David H. Dievler          $11,018            $268,250                  45                     98
John H. Dobkin            $11,050            $252,900                  45                     96
Michael J. Downey         $     0            $      0                  38                     66
William H. Foulk, Jr.     $17,385            $465,250                  49                    113


     As of February 9, 2005, the Trustees and officers of the Trust as a group owned less than 1% of the shares of each Fund.

     The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

_______________________________________________________________________________

EXPENSES OF THE FUNDS
_______________________________________________________________________________

Distribution Services Agreement
-------------------------------


     The Trust has entered into a Distribution Services Agreement on behalf of each Fund (the "Agreement") with ABIRM, the Funds' principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Funds' shares and to permit the Funds to pay distribution services fees to defray expenses associated with distribution of their respective Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

     During AllianceBernstein Value Fund's fiscal year ended November 30, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $465,245, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $458,129. Of the $923,374 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $0 was spent on advertising, $3,666 on the printing and mailing of prospectuses for persons other than current shareholders, $676,631 for compensation to broker-dealers and other financial intermediaries (including, $123,678 to the Principal Underwriter), $124,176 for compensation to sales personnel, $118,901 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

     During AllianceBernstein Value Fund's fiscal year ended November 30, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,775,627, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $1,775,627 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $0 was spent on advertising, $1,444 on the printing and mailing of prospectuses for persons other than current shareholders, $444,288 for compensation to broker-dealers and other financial intermediaries (including, $29,187 to the Principal Underwriter), $22,654 for compensation to sales personnel, $27,557 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $117,046 was spent on interest on Class B financing, and $1,162,638 was used to offset the distribution expenses paid by the Adviser in prior years.

     During AllianceBernstein Value Fund's fiscal year ended November 30, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $878,746, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $101,858. Of the $980,604 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $0 was spent on advertising, $1,449 on the printing and mailing of prospectuses for persons other than current shareholders, $906,643 for compensation to broker-dealers and other financial intermediaries (including, $40,535 to the Principal Underwriter), $32,220 for compensation to sales personnel, $37,499 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $2,793 was spent on interest on Class C financing.

     During AllianceBernstein Value Fund's fiscal year ended November 30, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $1,200, which constituted .50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $9,872. Of the $11,072 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class R shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $3,418 for compensation to broker-dealers and other financial intermediaries (including, $1,449 to the Principal Underwriter), $5,537 for compensation to sales personnel, $2,117 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class R financing.


     During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $692,120, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $898,766. Of the $1,590,886 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $0 was spent on advertising, $7,644 on the printing and mailing of prospectuses for persons other than current shareholders, $1,071,139 for compensation to broker-dealers and other financial intermediaries (including, $212,252 to the Principal Underwriter), $308,032 for compensation to sales personnel, $204,071 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

     During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $2,327,253, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $2,327,253 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $0 was spent on advertising, $2,177 on the printing and mailing of prospectuses for persons other than current shareholders, $1,305,710 for compensation to broker-dealers and other financial intermediaries (including, $60,599 to the Principal Underwriter), $68,960 for compensation to sales personnel, $56,857 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $156,954 was spent on interest on Class B financing, and $736,895 was used to offset the distribution expenses paid by the Adviser in prior years.

     During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $1,308,079, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $432,549. Of the $1,740,628 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $0 was spent on advertising, $3,672 on the printing and mailing of prospectuses for persons other than current shareholders, $1,509,873 for compensation to broker-dealers and other financial intermediaries (including, $96,851 to the Principal Underwriter), $125,496 for compensation to sales personnel, $92,024 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $9,563 was spent on interest on Class C financing.

     During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $293, which constituted .50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $26. Of the $319 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $192 for compensation to broker-dealers and other financial intermediaries (including, $44 to the Principal Underwriter), $45 for compensation to sales personnel, $82 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

     During AllianceBernstein International Value Fund's fiscal year ended November 30, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $815,834, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $990,892. Of the $1,806,726 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $0 was spent on advertising, $11,024 on the printing and mailing of prospectuses for persons other than current shareholders, $1,148,876 for compensation to broker-dealers and other financial intermediaries (including, $237,030 to the Principal Underwriter), $416,570 for compensation to sales personnel, $230,256 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

     During AllianceBernstein International Value Fund's fiscal year ended November 30, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,049,497, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $209,289. Of the $1,258,786 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $0 was spent on advertising, $1,920 on the printing and mailing of prospectuses for persons other than current shareholders, $1,081,760 for compensation to broker-dealers and other financial intermediaries (including, $34,764 to the Principal Underwriter), $66,569 for compensation to sales personnel, $33,948 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $74,589 was spent on interest on Class B financing.

     During AllianceBernstein International Value Fund's fiscal year ended November 30, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $928,813, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $461,320. Of the $1,390,133 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $0 was spent on advertising, $3,753 on the printing and mailing of prospectuses for persons other than current shareholders, $1,158,856 for compensation to broker-dealers and other financial intermediaries (including, $71,764 to the Principal Underwriter), $145,204 for compensation to sales personnel, $70,696 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $11,624 was spent on interest on Class C financing.

     During AllianceBernstein International Value Fund's fiscal year ended November 30, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $1,362, which constituted .50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $3,004. Of the $4,366 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class R shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $1,542 for compensation to broker-dealers and other financial intermediaries (including, $0 to the Principal Underwriter), $2,824 for compensation to sales personnel, $0 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class R financing.

     During AllianceBernstein Global Value Fund's fiscal year ended November
30, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $58,294, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $148,031. Of the $206,325 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $0 was spent on advertising, $485 on the printing and mailing of prospectuses for persons other than current shareholders, $140,116 for compensation to broker-dealers and other financial intermediaries (including, $57,101 to the Principal Underwriter), $13,370 for compensation to sales personnel, $52,354 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

     During AllianceBernstein Global Value Fund's fiscal year ended November 30, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $70,183, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $10,959. Of the $81,142 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $0 was spent on advertising, $69 on the printing and mailing of prospectuses for persons other than current shareholders, $64,745 for compensation to broker-dealers and other financial intermediaries (including, $10,880 to the Principal Underwriter), $2,227 for compensation to sales personnel, $9,959 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $4,142 was spent on interest on Class B financing.

     During AllianceBernstein Global Value Fund's fiscal year ended November 30, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $41,576, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $24,325. Of the $65,901 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $0 was spent on advertising, $122 on the printing and mailing of prospectuses for persons other than current shareholders, $53,473 for compensation to broker-dealers and other financial intermediaries (including, $9,964 to the Principal Underwriter), $2,749 for compensation to sales personnel, $9,357 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $200 was spent on interest on Class C financing.

     None of the Funds paid any distribution services fees for expenditures under the Agreement with respect to Class K shares because Class K shares of the Fund were not sold prior to the end of each Fund's most recently completed fiscal year.

     Distribution services fees are accrued daily and paid monthly and charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares of each Fund are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares of each Fund and the distribution services fees on the Class R shares and the Class K shares of each Fund are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares of each Fund in that in each case the sales charge and distribution services fee provides for the financing of the distribution of the relevant class of the relevant Fund's shares.

     With respect to Class A shares of each Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from a Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B, Class C, Class R and Class K shares of each Fund under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B, Class C, Class R and Class K shares of each Fund for any given year, however, will probably exceed the distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares of each Fund, payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares of each Fund, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

     Unreimbursed distribution expenses incurred as of each Fund's most recent fiscal year ended November 30, 2004 and carried over for reimbursement in future years in respect of the Class B and Class C shares of each Fund were as follows:

                      AMOUNT OF UNREIMBURSED DISTRIBUTION EXPENSES CARRIED OVER
                              (AS A PERCENTAGE OF THE CLASS'S NET ASSETS)
                       --------------------------------------------------------
                                CLASS B                     CLASS C
-------------------------------------------------------------------------------
AB Value Fund               $1,383,137 (.76%)           $654,118 (.66%)
AB Small/Mid                $2,330,862 (.90%)           $1,169,548 (.72%)
AB International Value      $1,619,061 (1.18%)          $881,162 (.62%)
AB Global                   $323,343 (3.58%)            $241,633 (4.63%)


     The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.


     In approving the Rule 12b-1 Plan, the Trustees of the Trust determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

     The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


     The Agreement continues in effect so long as its continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class of the relevant Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as trustees of the Trust) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. The Agreement was approved for an additional annual term by a vote, cast in person, of the Trustees, including a majority of such disinterested Trustees, at their meeting held on December 16, 2004.


     All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Agreement may not be amended in order to increase materially the costs that a Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, a Fund is not required to give prior notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.


     In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares or Class K shares of a Fund, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by that Fund to the Principal Underwriter with respect to that class and (ii) that Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.


Transfer Agency Agreement
-------------------------

     AGIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 500 Plaza Drive, Secaucus, NJ, 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas, 78230, receives a transfer agency fee per account holder of each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares of each Fund is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares of each Fund, reflecting the additional costs associated with the Class B and Class C CDSC. For the fiscal year ended November 30, 2004, pursuant to the Transfer Agency Agreement, AGIS received $1,720,000 from AllianceBernstein Small/Mid Cap Value Fund, the Fund's expenses were reduced by $113 under an expense offset arrangement with AGIS; $1,448,739 from AllianceBernstein Value Fund, the Fund's expenses were reduced by $94 under an expense offset arrangement with AGIS; $2,545,002 from AllianceBernstein International Value Fund, the Fund's expenses were reduced by $151 under an expense offset arrangement with AGIS; and $52,682 from AllianceBernstein Global Value Fund, the Fund's expenses were reduced by $16 under an expense offset arrangement with AGIS.

     AGIS acts as the transfer agent for the Funds. AGIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

     Many shares of each Fund are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, a Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Funds, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per share customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by a Fund, they are included in the Funds' Prospectus in the Fund expense tables under "Fees and Expenses of the Fund." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or AMIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related record-keeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.


Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

     The Trust, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

     The Funds have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.


     Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available
(i) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (ii) on the Commission's website at www.sec.gov.



_____________________________________________________________________________

PURCHASE OF SHARES
_______________________________________________________________________________


     The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds."

General
-------

     Shares of each Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"),to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund. All classes of shares of the Funds, except Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of a Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

     Investors may purchase shares of the Funds either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares of each Fund made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the classes of shares available through such financial intermediary and the minimum initial and subsequent investment amounts. A Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling different classes of shares.


     In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If a Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.


     The Funds' Board of Trustees has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

     Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

     Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, each Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

     Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

     Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     * Transaction Surveillance Procedures. The Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, a Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

     * Account Blocking Procedures. If a Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short -term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the relevant Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to a Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

     * Application of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries, including sponsors of retirements plans and variable insurance products. Each Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to a Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, a Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). A Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

     Risks to Shareholders Resulting from Imposition of Account Blocks in Response to Excessive or Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

     Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of a Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that a Fund will be able to identify these shareholders or curtail their trading practices. In particular, a Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.


     Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.


     The public offering price of shares of each Fund is its net asset value, plus, in the case of Class A shares of each Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of that Fund's shares, the per share net asset value is computed as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of that Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

     The respective NAV of the various classes of shares of each Fund are expected to be substantially the same. However, the NAV of the Class B, Class C and Class R shares of each Fund will generally be slightly lower than the NAV of the Class A, Class K, Class I and Advisor Class shares of each Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

     The Funds will accept unconditional orders for their shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to a Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive the day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

     Following the initial purchase of a Fund's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

     Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Fund, stock certificates representing shares of that Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the relevant Fund.

     Each class of shares of each Fund represents an interest in the same portfolio of investments of the relevant Fund, have the same rights and are identical in all respects, except that (i) Class A shares of each Fund bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares of each Fund bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares of each Fund each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares of each Fund, and Class I shares and Advisor Class shares do not bear such a fee (iii) Class B shares and Class C shares of each Fund bear higher transfer agency costs than those borne by Class A, Class R, Class K, Class I and Advisor Class shares of each Fund, (iv) Class B shares and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares of that Fund, then such amendment will also be submitted to the Class B and Advisor Class shareholders of that Fund because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.


     The Trustees of the Trust have determined that currently no conflict of interest exists between or among the classes of shares of any respective Fund. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------


     Classes A, B and C Shares. Class A, Class B and Class C shares of each Fund have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a deferred sales charge and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects the hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchase at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.


     Class A shares of a Fund are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares of that Fund. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares of a Fund would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares of a Fund because the accumulated continuing distribution charges on Class B shares or Class C shares of that Fund may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares of a Fund in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares of a Fund would have to hold his or her investment approximately seven years for the Class C distribution services fee of that Fund to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

     Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares of a Fund.


     During AllianceBernstein Value Fund's fiscal years ended November 30, 2004, November 30, 2003 and November 30, 2002 and fiscal period ended November 31, 2001, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $439,595, $331,775, $539,411 and $1,787,232,
respectively. Of these amounts, the Principal Underwriter received $20,157, $17,058, $25,590 and $58,885, respectively, during fiscal years 2004, 2003 and 2002 and fiscal period 2001, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by the Principal Underwriter). During the Fund's fiscal years ended November 30, 2004, November 30, 2003 and November 30, 2002 and fiscal period ended November 30, 2001, the Principal Underwriter received CDSCs of $3,679, $2,547, $4,207 and $2,036, respectively, on Class A shares, $323,018, $403,598, $314,786 and $67,799, respectively, on
Class B shares and $8,110, $11,957, $26,832 and $9,330, respectively, on Class C shares.

     During AllianceBernstein Small/Mid Cap Value Fund's fiscal years ended November 30, 2004, November 30, 2003 and November 30, 2002 and fiscal period ended November 31, 2001, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $2,287,419, $593,894, $1,019,682 and $964,961, respectively. Of these amounts, the Principal Underwriter received $42,839, $24,859, $54,856 and $39,623, respectively, during fiscal years 2004, 2003 and 2002 and fiscal period 2001, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by the Principal Underwriter). During the Fund's fiscal years ended November 30, 2004, November 30, 2003 and November 30, 2002 and fiscal period ended November 30, 2001, the Principal Underwriter received CDSCs of $4,337, $12,148, $22,363 and $4,917, respectively, on Class A shares, $319,888, $374,619, $355,806 and $24,547, respectively, on Class B shares and $16,318, $23,115, $27,408 and $3,326, respectively, on Class C shares.

     During AllianceBernstein International Value Fund's fiscal years ended November 30, 2004, November 30, 2003 and November 30, 2002 and fiscal period ended November 31, 2001, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $710,299, $495,580, $290,167 and $93,714, respectively. Of these amounts, the Principal Underwriter received $59,531, $18,547, $13,541 and $4,592, respectively, during fiscal years 2004,
2003 and 2002 and fiscal period 2001, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by the Principal Underwriter). During the Fund's fiscal years ended November 30, 2004, November 30, 2003 and November 30, 2002 and fiscal period ended November 30, 2001, the Principal Underwriter received CDSCs of $6,689, $83,207, $2,808 and $0, respectively, on Class A shares, $142,562, $106,068, $38,899 and $1,687, respectively, on Class B shares and $23,621, $17,479, $4,946 and $261, respectively, on Class C shares.

     During AllianceBernstein Global Value Fund's fiscal years ended November, 30, 2004, November 30, 2003 and November 30, 2002 and fiscal period ended November 31, 2001, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $103,497, $53,800, $51,922 and $78,812,
respectively. Of these amounts, the Principal Underwriter received $2,725, $751, $1,739 and $1,347, respectively, during fiscal years 2004, 2003 and 2002 and fiscal period 2001, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by the Principal Underwriter). During the Fund's fiscal years ended November 30, 2004, November 30, 2003 and November 30, 2002 and fiscal period ended November 30, 2001, the Principal Underwriter received CDSCs of $703, $81, $904 and $0, respectively, on Class A shares, $11,179, $7,947, $7,619 and $6,849, respectively, on Class B shares and $624,
$1,933, $25,991 and $0, respectively, on Class C shares.


Class A Shares
--------------

     The public offering price of Class A shares of a Fund is the net asset value plus a sales charge, as set forth below.

                             Sales Charge
                             ------------
                                                      Discount or
                                                       Commission
                                        As % of        to Dealers
                       As % of            the          or Agents
                         Net            Public          as % of
Amount of              Amount          Offering         Offering
Purchase              Invested           Price            Price
---------           -------------    -------------    -------------
Up to
 $100,000 .......       4.44%            4.25%            4.00%

$100,000 up to
 $250,000 .......       3.36             3.25             3.00

$250,000 up to
 $500,000 .......       2.30             2.25             2.00

$500,000 up to
 $1,000,000* ....       1.78             1.75             1.50

_____________

*  There is no initial sales charge on transactions of $1,000,000 or more.

     All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares of a Fund redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

     No initial sales charge is imposed on Class A shares of a Fund issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares of a Fund as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.


     In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.


     Class A Shares - Sales NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

     (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management division;


     (ii) officers and present or former Trustees of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present or full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

     (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;

     (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for services in the nature of investment advisory or administrative services and

     (v) certain retirement plan accounts, as described under "Alternative Purchase Arrangements - Group Retirement Plans."

Class B Shares
--------------


     Investors may purchase Class B shares of a Fund at the public offering price equal to the NAV per share of the Class B shares of that Fund on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares of a Fund are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

     Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares of a Fund will automatically convert to Class A shares of that Fund and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares of a Fund that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

     For purposes of conversion to Class A, Class B shares of a Fund purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares of a Fund in the shareholder's account (other than those in the sub-account) convert to Class A shares of that Fund, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares of a Fund to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares of a Fund to Class A shares of that Fund may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares of that Fund would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares.
---------------

     Investors may purchase Class C shares of a Fund at the public offering price equal to the NAV per share of the Class C shares of that Fund on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares of a Fund are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Fund to sell its Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares of a Fund do not convert to any other class of shares of that Fund and incur higher distribution services fees than Class A shares and Advisor Class shares of the relevant Fund, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

     Contingent Deferred Sales Charge. Class B shares of a Fund that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to CDSC of 1%. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     To illustrate, assume that an investor purchased 100 Class B shares of a Fund at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares of the Fund upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

     For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of a Fund until the time of redemption of such shares.


                            Contingent Deferred Sales Charge as a
Year Since Purchase         % of Dollar Amount Subject to Charge
-------------------        ---------------------------------------
First                                       4.0%
Second                                      3.0%
Third                                       2.0%
Fourth                                      1.0%
Fifth and thereafter                        None



     In determining the CDSC applicable to a redemption of Class B shares and Class C shares of a Fund, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

     Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of CDSC and the distribution services fee enables a Fund to sell shares without a sales charge being deducted at the time of purchase.

     The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs-Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for each Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vii) for permitted exchanges of shares.


Advisor Class Shares.
---------------------


     Advisor Class shares of the Funds may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares --Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

     Conversion of Advisor Class Shares to Class A Shares. Advisor Class shares may be held solely through the fee- based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares-Advisor Class Shares," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Trust. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares-Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectuses and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.


     The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder whose Advisor Class shares would otherwise convert to Class A shares would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.


Class R Shares
--------------


     Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

     Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

     Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.


Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------


     The Funds offer special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange or shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Funds. In order to enable participants investing through group retirement plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in your Prospectus and this SAI. The Funds are not responsible for, and have no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


Class A Shares
--------------


     Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABIRM measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, AMIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates a Fund as an investment option within one year, then plan purchases of Class A shares will be subject to a 1%, 1-year CDSC redemption. Class A shares are also available at NAV to group retirement plans with plan assets of $10 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.


Class B Shares
--------------

     Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

Class C Shares
--------------


     Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABIRM in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.


Class R Shares
--------------


     Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charges or CDSCs, but are subject to a .50% distribution fee.

Class K Shares
--------------

     Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales or CDSC, but are subject to a .25% distribution fee.

Class I Shares
--------------

     Class I shares are available to certain group retirement plans with plan assets of at least $10 million. Class I shares are not subject to a front-end sales charge, CDSC or distribution fee.


Choosing a Class of Shares for Group Retirement Plans
-----------------------------------------------------


     Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Fund's share class eligibility criteria before determining whether to invest.


     It is expected that the Fund will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Fund also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

     In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

     * the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

     * the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

     * the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

     Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.


     As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.


Sales Charge Reduction Programs
-------------------------------


     The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If a Fund is not notified that a shareholder is eligible for these reductions, the relevant Fund will be unable to ensure that the reduction is applied to the shareholder's account.

     Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund into a single "purchase." By combining such purchases, a shareholder may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchase3s of shares of any AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse, or the individual's children under the age of 21 years purchasing shares of a Fund for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc.
AllianceBernstein Americas Government Income Trust, Inc.
AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
     - U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
     - AllianceBernstein Corporate Bond Portfolio
     - AllianceBernstein Quality Bond Portfolio
     - AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
     AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc.
AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc.
AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc.
AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc.
AllianceBernstein Municipal Income Fund, Inc.
     - California Portfolio
     - Insured California Portfolio
     - Insured National Portfolio
     - National Portfolio
     - New York Portfolio
AllianceBernstein Municipal Income Fund II
     - Arizona Portfolio
     - Florida Portfolio
     - Massachusetts Portfolio
     - Michigan Portfolio
     - Minnesota Portfolio
     - New Jersey Portfolio
     - Pennsylvania Portfolio
     - Ohio Portfolio
     - Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
     - AllianceBernstein Global Value Fund
     - AllianceBernstein International Value Fund
     - AllianceBernstein Small/Mid Cap Value Fund
     - AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
     - AllianceBernstein Balanced Wealth Strategy
     - AllianceBernstein Growth Fund
     - AllianceBernstein Tax-Managed Balanced Wealth Strategy
     - AllianceBernstein Tax-Managed Wealth Appreciation Strategy
     - AllianceBernstein Tax-Managed Wealth Preservation Strategy
     - AllianceBernstein Wealth Appreciation Strategy
     - AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
     - Intermediate California Municipal Portfolio
     - Intermediate Diversified Municipal Portfolio
     - Intermediate New York Municipal Portfolio
     - International Portfolio
     - Short Duration Portfolio
     - Tax-Managed International Portfolio


     Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

     Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

     (i)   the investor's current purchase;

     (ii) the NAV (at the close of business on the previous day) of (a) all shares of the relevant Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBerstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse, or child under the age of 21 is a participant; and

     (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

     For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of that Fund, rather than the 3.25% rate.

     Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any other AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse each purchase shares of that Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

     Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

     Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of a Fund may reinvest all or any portion of the proceeds from that redemption in Class A shares of that Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares of a Fund, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes, except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the relevant Fund at the address shown on the cover of this SAI.

     Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.


     In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan
-----------------------


     A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid on one fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in your Prospectus. Current shareholders should contact AGIS to establish a dividend direction plan.


Systematic Withdrawal Plan
--------------------------


     General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Fund automatically reinvested in additional shares of that Fund.


     Shares of a Fund owned by a participant in each Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or a Fund.

     Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.


     Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Subscription Application found in your Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

     CDSC Waiver for Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares of a Fund in a shareholder's account may be redeemed free of any CDSC.

     Class B shares of a Fund that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.


     With respect to Class C shares of a Fund, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firm
---------------------------------------------


     Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of a Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or a Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

     In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

     In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

     In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

     In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

     In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

     In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

     Your financial advisor's firm receives compensation from the Funds, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

*    upfront sales commissions
*    12b-1 fees
*    additional distribution support
*    defrayal of costs for educational seminars and training
* payments related to providing shareholder record-keeping and/or transfer agency services

Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

     In addition to the commission paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund shares by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

     For 2005, ABIRM's expects to pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17.5 million, for distribution services and education support related to the AllianceBernstein Mutual Funds. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16 million, for distribution services and education support related to the AllianceBernstein Mutual Funds.

     A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Funds sales, assets and redemption rates, and the willingness and ability of the firm to given ABIRM access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

     The Funds and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell
AllianceBernstein Mutual Fund shares. Please see "Expenses of the Funds - Transfer Agency Agreement" above. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Fund - Annual Operating Expenses" in your Prospectus.

     If one mutual fund sponsor make greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend on fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

     Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consul disclosures made by your financial advisor at the time of your purchase.

     ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     A.G. Edwards
     AIG Advisor Group
     American Express Financial Advisors
     AXA Advisors
     Banc of America
     Bank One Securities Corp.
     Charles Schwab
     Chase Investment Services
     Citigroup Global Markets
     Commonwealth Financial
     IFMG Securities
     ING Advisors Network
     Legg Mason
     Lincoln Financial
     Linsco Private Ledger
     Merrill Lynch
     Morgan Stanley
     Mutual Services Corporation
     National Financial
     NPH Holdings
     PFS Investments
     Pipper Jaffray
     Raymond James
     RBC Dain Rauscher
     Securities America
     SunTrust Bank
     UBS Financial
     Uvest Financial Services
     Wachovia Securities
     Wells Fargo

     Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.


____________________________________________________________________________

REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________________________


     The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the relevant Fund.


Redemption
----------


     Subject only to the limitations described below, the Trust's Declaration of Trust requires that a Fund redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares of a Fund, there is no redemption charge. Payment of the redemption price normally will be made within seven days after a Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.


     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of a Fund.


     Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the relevant Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares of a Fund will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in the shareholder's hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

     To redeem shares of a Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the relevant Fund containing a request for redemption. A Fund may require signature or signatures on the letter must be Medallion Signature Guaranteed. Please contact AGIS to determine whether a Medallion Signature Guarantee is needed.


     To redeem shares of a Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to a Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.


     Telephone Redemption By Electronic Funds Transfer. Each shareholder of a Fund is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.


     Telephone Redemption By Check. Each shareholder of a Fund is eligible to request redemption by check of the relevant Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS or by checking the appropriate box on the Subscription Application.


     Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. Each Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days, or (iv) held in any retirement plan account. None of the Funds nor the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. Each Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, the Trust could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.


Repurchase
----------


     The Funds may repurchase shares through the Principal Underwriter or selected financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares of a Fund), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Fund to the Principal Underwriter either directly or through a financial intermediary. None of the Funds nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares of a Fund). Normally, if shares of a Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Fund as described above with respect to financial intermediaries is a voluntary service of the Funds and a Fund may suspend or terminate this practice at any time.


General
-------

     Each Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until that Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

______________________________________________________________________________

SHAREHOLDER SERVICES
_______________________________________________________________________________


     The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares of a Fund unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein.


Automatic Investment Program
----------------------------


     Investors may purchase shares of the Funds through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

     Shareholders committed to monthly installments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their programs despite the $200 monthly minimum.


Exchange Privilege
------------------


     You may exchange your investment in a Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may on a tax-free basis, exchange Class A shares of a Fund for Advisor Class shares of the respective Fund. Exchanges may be made by telephone or written request. In order to receive a day's NAV, AGIS must receive and confirm a telephone request by 4:00 p.m. Eastern time on that day.

     Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares of a Fund, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

     Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of a Fund for Advisor class shares of a Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

     All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchange of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

     Each shareholder of a Fund and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

     Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221 5672 before 4:00 p.m., Eastern time, on a Fund business day, as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments (such as the terrorist attacks on September 11, 2001) it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.


     A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

     None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

     The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.


Statements and Reports
----------------------

     Each shareholder of a Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of each Fund's independent registered public accounting firm, Ernst & Young LLP as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.


_______________________________________________________________________________

NET ASSET VALUE
_______________________________________________________________________________


     NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Fund on each Fund business day on which such an order is received and on such other days as the Board of Trustees deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Fund's NAV is calculated by dividing the value of that Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

     In accordance with applicable rules under the 1940 Act and the Funds' pricing policies and procedures adopted by the Board of Trustees ("Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Trustees has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

     With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

     (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees;

     (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

     (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

     (d) listed put or call options purchased by a Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

     (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

     (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

     (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined by the Board of Trustees, that this method does not represent fair value);

     (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

     (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

     (j) OTC and other derivatives that are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

     (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Trustees.

     Each Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Funds' Board of Trustees. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculated its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

     Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

     Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing that Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value a Fund's assets on behalf of the respective Fund. The Valuation Committee values Fund assets as descried above.

     A Fund may suspend the determination of its NAV(and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

     For purposes of determining each Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

     The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio for each Fund. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Fund in accordance with Rule 18f-3 under the 1940 Act.


_______________________________________________________________________________

DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________________________


     Dividends paid by a Fund, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of that Fund will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

     The following discussion addresses certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholder that are not U.S. shareholders. This discussion is based upon present provision of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal income tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     General. Each Fund is treated as a separate taxable entity for U.S. federal income tax purposes. Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

     (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

     (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

     (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

     In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

     If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

     Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Fund is permitted to so elect and so elects; and
(iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by that Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by a Fund on December 31 of that calendar year and will be taxable to these shareholders for the year declared and not for the year in which the shareholders actually receive the dividend.


     Each Fund intends to make timely distributions of its respective taxable income (including any net capital gain) so that none of the Funds will be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit a Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

     Dividends and Distributions. Dividends of each Fund's net ordinary income and distributions of any net realized short-term capital gain will generally be taxable to shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the relevant Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in a Fund at least 46 days during the 90-day period beginning 45 days before the ex-dividend date. In determining the holding period of such shares for this purpose, any period during which the corporation's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.


     For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

     In general, distributions of investment income designated by one of the Funds as derived from qualified dividend income will be treated as qualified dividend income by a U.S. shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to its shares in that Fund. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

     Distributions of net capital gain from the sale of investments that the Fund owned for more than one year, and that are properly designated by the Fund as capital gain dividends ("Capital Gains Dividends") will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares in the relevant Fund. Distributions of net capital gain are not eligible for the dividends-received deduction referred to above.


     Long-term capital gain rates applicable to individuals have been temporarily reduced-in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-for taxable years beginning on or before December 31, 2008.


     Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder although in effect a return to that particular shareholder's investment, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the relevant Fund. After the end of the calendar year, the Funds will notify shareholders of the federal income tax status of any distributions made by the Funds to shareholders during such year. It is the present policy of the Funds to distribute to shareholders all net investment income and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends. The amount of any dividend or distribution paid on shares of a Fund must necessarily depend upon the realization of income and capital gains from that Fund's investments.

     Return of Capital Distributions. If a Fund makes a distribution to a shareholder in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Fund's net asst value also reflects unrealized losses.

     Shares Purchased Through Tax Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement account or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Because special tax rules apply to investment through defined contribution plans and other tax-qualified plans, U.S. shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     Sales, Exchanges and Redemptions. Any gain or loss arising from a sale, exchange or redemption of Fund shares generally will be capital gain or loss except in the case of dealers or certain financial institutions. Such gain or loss will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale, exchange or redemption and otherwise short-term capital gain or loss. If a shareholder has held shares in a Fund for six months or less and during that period has received a capital gain dividend, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

     Any loss realized by a shareholder on a sale, exchange or redemption of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold, exchanged or redeemed. For this purpose, acquisitions pursuant to the relevant Fund's Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.


     Foreign Taxes. Income received by the Funds may also be subject to foreign income taxes, including withholding taxes. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known.


     Options, Futures, Forward Contracts, and Swap Agreements. Each Fund may enter hedging transactions and other transactions in options, futures contracts, forward contracts, swap agreements, straddles, and other instruments, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.


     Foreign Currency Denominated Securities and Related Hedging Transactions. Each Fund may enter transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and other similar instruments), which may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.


     Foreign Tax Credits. With respect to each of the Funds, investments in foreign securities may be subject to foreign withholding taxes, effectively decreasing the yield on those securities, and may increase or accelerate the Fund's recognition of ordinary income and affect the timing or amount of the Fund's distributions. The AllianceBernstein Value Fund and the AllianceBernstein Small/Mid Cap Value Fund will generally not be eligible to elect to "pass-through" to their shareholders foreign income taxes that they pay, and such shareholders will therefore not be entitles to take a credit or a deduction for such taxes. The AllianceBernstein International Value Fund generally will and the AllianceBernstein Global Value Fund may be eligible to elect to "pass-through" to their shareholders foreign income taxes that they pay. If either the AllianceBernstein International Value Fund or the AllianceBernstein Global Value Fund make this election, its shareholders will be required to include their share of those taxes in gross income as a distribution from the Fund. Such shareholders will then be allowed to claim a credit or a deduction, if they itemize deductions) for such amounts on their federal income tax return, subject to certain limitations.

     Passive Foreign Investment Companies. Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. As mentioned above, dividends paid by PFICs are not eligible to be treated as "qualified dividend income."


     Unrelated Business Taxable Income. Under current law, a tax-exempt U.S. shareholder will generally not realize unrelated business taxable income with respect to its shares in any of the Funds, provided that those shares do not constitute debt-financed property in the hands of such shareholder within the meaning of the Code and, provided further, that no Fund holds shares in a real estate investment trust owning residual interests in a real estate mortgage investment conduit. However, prospective and current tax-exempt shareholders, including charitable remainder trusts (which lose tax-exempt status for any taxable years in which they realize any amount of unrelated business taxable income), should consult their respective tax advisers to determine the suitability of acquiring shares of a Fund.


     Tax Shelter Regulations. Under Treasury regulations pertaining to tax shelters, shareholders subject to U.S. federal income tax may be required in certain cases to file with the I.R.S. a disclosure statement on Form 8886. Shareholders who are individuals recognizing $2 million or more of losses with respect to their shares in a Fund in any taxable year (or $4 million or more in a combination of taxable years) generally are subject to this requirement, as are shareholders that are corporations recognizing $10 million or more of losses with respect to their shares in a Fund in any taxable year (or $20 million or more in a combination of taxable years). Although shareholders directly owning shares in a corporation are in many cases excepted from this disclosure requirement, under current guidance these exceptions do not apply to shares of regulated investment companies such as the Funds. Shareholders in a Fund may also be subject to this disclosure requirement if they are in any way obligated not to disclose the U.S. federal income tax treatment or tax structure of their acquisition, holding, or disposition of their shares. Please consult your tax adviser to determine the applicability of these regulations in particular cases, including whether any subsequent guidance might exempt you from this disclosure requirement.

     Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Funds beginning after December 31, 2004 and before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. This provision will first apply to the Funds in their taxable years beginning December 1, 2005. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on December 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.

     Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all distributions payable to shareholders who fail to provide the relevant Fund with their correct taxpayer identification numbers or to make required certifications or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded.

     The backup withholding tax rate will be 28% for amounts paid through December 31, 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.


_______________________________________________________________________________

PORTFOLIO TRANSACTIONS
_______________________________________________________________________________


     Subject to the general oversight of the Trustees, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission(for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and had adopted a policy and procedures reasonably designed to preclude such considerations.

     When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

     Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

     The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the fee charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such fee is reasonable in relation to the value of brokerage and research services provided by the executing broker.

     The Funds may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Funds will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

     During the fiscal years ended November 30, 2004, November 30, 2003 and November 30, 2002 and the fiscal period ended November 30, 2001, AllianceBernstein Value Fund incurred brokerage commissions amounting in the aggregate to $964,005, $972,073, $833,341 and $309,408, respectively. During the fiscal year ended November 30, 2004, transactions in portfolio securities of the Fund aggregated $585,591,400. Brokerage commissions of approximately $920,189, were allocated to persons or firms supplying research services to the Fund or the Adviser.

     During the fiscal years ended November 30, 2004, November 30, 2003 and November 30, 2002 and the fiscal period ended November 30, 2001, AllianceBernstein Small/Mid Cap Value Fund incurred brokerage commissions amounting in the aggregate to $1,139,079, $964,008, $1,426,997 and $275,399, respectively. During the fiscal year ended November 30, 2004, transactions in portfolio securities of the Fund aggregated $696,403,303. Brokerage commissions of approximately $1,081,345, were allocated to persons or firms supplying research services to the Fund or the Adviser.

     During the fiscal years ended November 30, 2004, November 30, 2003 and November 30, 2002 and the fiscal period ended November 30, 2001, AllianceBernstein International Value Fund incurred brokerage commissions amounting in the aggregate to $1,971,374, $989,976, $738,244 and $270,746, respectively. During the fiscal year ended November 30, 2004, transactions in portfolio securities of the Fund aggregated $1,100,069,355. Brokerage commissions of approximately $1,961,911, were allocated to persons or firms supplying research services to the Fund or the Adviser.

     During the fiscal years ended November 30, 2004, November 30, 2003 and November 30, 2002 and the fiscal period ended November 30, 2001, AllianceBernstein Global Value Fund incurred brokerage commissions amounting in the aggregate to $185,493, $110,703, $198,845 and $17,653, respectively. During the fiscal year ended November 30, 2004, transactions in portfolio securities of the Fund aggregating $120,649,756, with associated brokerage commissions of approximately $188,284, were allocated to persons or firms supplying research services to the Fund or the Adviser.

     The extent to which commissions that will be charged by broker-dealers selected by the Funds may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as each Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving that Fund.

     The Funds may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., SCB Ltd. or Advest, Inc. ("Advest"), affiliates of the Adviser. In such instances, the placement of orders with such brokers would be consistent with each Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co., SCB Ltd. and Advest are affiliates of the Adviser. With respect to orders placed with SCB & Co., SCB Ltd. or Advest for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

     The brokerage transactions engaged in by the Funds with SCB & Co., SCB Ltd. and Advest and their affiliates during the fiscal years ended November 30, 2004, November 30, 2003 and November 30, 2002 and the fiscal period ended November 30, 2001, are set forth below:



                                                                                       % of Fund's
Fiscal Year                                  Amount of            % of Fund's        Aggregate Dollar
Ended                                        Brokerage        Aggregate Brokerage       Amount of
November 30,             Fund               Commissions           Commissions         Transactions
-------------------------------------------------------------------------------------------------------
2004               Value                      $635,106                65.9%               62.3%
2004               Small/Mid Cap Value        $559,470               49.12%              43.29%
2004               International Value        $288,799                14.6%                8.8%
2004               Global Value               $ 31,484               16.97%              18.07%
2003               Value                      $631,089                64.9%               64.2%
2003               Small/Mid Cap Value        $584,234                60.6%               55.8%
2003               International Value        $ 93,023                 9.4%                5.6%
2003               Global Value               $ 29,393                26.6%               27.6%
2002               Value                      $465,886                55.9%               53.3%
2002               Small/Mid Cap Value        $623,997                43.7%               53.9%
2002               International Value        $ 41,750                 5.7%                3.6%
2002               Global Value               $ 55,946                28.1%               31.1%
2001               Value                      $185,762                  --                  --
2001               Small/Mid Cap Value        $166,803                  --                  --
2001               International Value        $ 23,891                  --                  --
2001               Global Value               $  4,039                  --                  --




Disclosure of Portfolio Holdings
--------------------------------


     The Funds believes that the ideas of Alliance's investment staff should benefit the Funds and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Funds also believe that knowledge of each Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

     Alliance has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds' portfolio securities. The policies and procedures relating to disclosure of the Funds' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Funds or useful to the Funds' shareholders without compromising the integrity or performance of the Funds. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds and their shareholders) are met, the Funds do not provide or permit others to provide information about a Fund's portfolio holdings on a selective basis.

     The Funds include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance may post portfolio holdings information on Alliance's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by a Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the portfolio security. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

     Alliance may distribute or authorize the distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Fund. In addition, Alliance may distribute or authorize distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Funds, to facilitate the review of the Funds by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. Alliance does not expect to disclose information about a Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

     Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.

     Alliance has established procedures to ensure that a Fund's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of a Fund and is in the best interest of the Fund's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Trustees on a quarterly basis. If the Trustees determine that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.

     In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Funds' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

_______________________________________________________________________________

GENERAL INFORMATION
_______________________________________________________________________________



Description of the Trust
------------------------

     The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated December 12, 2000, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.


     The assets received by the Trust for the issue or sale of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of each Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.


     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two thirds of the outstanding shares of each Fund affected or by the Trustees by written notice to the shareholders. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

     It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.


     A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Each class of shares of a Fund represents an interest in the same portfolio of investments, and has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of a Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

Capitalization
--------------

     The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Trustees of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

     At the close of business on February 9, 2005 there were 15,749,597.389 Class A shares, 14,622,307.581 Class B shares, 8,039,991.517 Class C shares, 56,373.1 Class R shares, and 44,827,921.873 Advisor Class shares of AllianceBernstein Value Fund outstanding. To the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Fund as of February 9, 2005:


                                             No. of                  % of
Name and Address                             Shares                  Class
-------------------------------------------------------------------------------

Class A
-------

MLPF&S for the Sole Benefit of
its Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484               1,174,973.659                7.45%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                2,488,510.448               15.78%

Class B
-------

Citigroup Global Markets
House Account
Attn Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2402                     917,334.826                6.27%

MLPF&S for the Sole Benefit of
its Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484               3,351,252.197               22.91%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                2,291,370.187               35.66%

First Clearing LLC
A/C #1699-0135
Special Custody Account for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                 1,073,626.323                7.34%

Class C
-------

Citigroup Global Markets
House Account
Attn Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2402                     704,384.768                8.75%

MLPF&S for the Sole Benefit of
its Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484               2,344,810.759               29.14%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  668,106.089                8.30%

Prudential Securities Inc.
Special Custody Account for
Exclusive Benefit of Customers
Attn Surpas Omnibus Dept.
1 New York Plaza
New York, NY 10292-0001                     128,539.086                7.60%

Class R
-------

Reliance Trust Co. Customer f/b/o
Shelor Motor Mile Inc.
P.O. Box 48529
Atlanta, GA 30362-0529                       12,725.991               12.57%

Merrill Lynch
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                  43,570.586               77.29%

Advisor Class
-------------

CollegeBound Fund
CBF-Growth Portfolio
529 Plan
500 Plaza Dr
Secaucus, NJ 07094-3619                   5,211,939.983               11.63%

CollegeBound Fund
CBF-Balanced Portfolio
529 Plan
500 Plaza Dr
Secaucus, NJ 07094-3619                   2,422,512.114                5.41%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1990-1992
500 Plaza Dr
Secaucus, NJ 07094-3619                   2,239,913.023                5.00%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1993-1995
500 Plaza Dr
Secaucus, NJ 07094-3619                   2,303,297.136                5.14%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1999-2001
500 Plaza Dr
Secaucus, NJ 07094-3619                   2,777,352.310                6.20%

CollegeBound Fund
AllianceBernstein Value Fund
Customized Allocation
500 Plaza Dr
Secaucus, NJ 07094-3619                   3,137,715.498                7.00%


     At the close of business on February 9, 2005 there were 20,192,949.32 Class A shares, 16,140,931.279 Class B shares, 10,477,400.641 Class C shares, 60,244.103 Class R shares and 19,609,526.777 Advisor Class shares of AllianceBernstein Small/Mid Cap Value Fund outstanding. To the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Fund as of February 9, 2005:




                                             No. of                  % of
Name and Address                             Shares                  Class
-------------------------------------------------------------------------------

Class A
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                3,603,676.060               17.88%

Class B
-------

MLPF&S for the Sole Benefit of
its Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484               1.930,585.856               11.96%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                 3,425,624.16               21.22%

First Clearing LLC
A/C #1699-0135
Special Custody Account for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                 1,151,149.822                7.13%

Class C
-------

Citigroup Global Markets
House Account
Attn Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2402                     703,490.906                6.72%

MLPF&S for the Sole Benefit of
its Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484               2,369,152.973               22.63%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                1,212,044.947               11.58%

Class R
-------

Capital Bank & Trust f/b/o
United So Bank SMP 401K PSP
C/O Pascorp
8535 E. Orchard Rd #272
Greenwood Vlg, CO 80332-5002                  6,964.954               11.35%

Capital Bank & Trust Co. f/b/o
Maine Rubber Intl 401K RBT Sav Pl
C/O Planpremier/Pascorp
8535 E. Orchard Rd #272
Greenwood Vlg, CO 80332-5002                 17,159.338               28.45%

Capital Bank & Trust f/b/o
Ear Nose & Throat Ltd PSP Plan
C/O Planpremier/Pascorp
8535 E. Orchard Rd #272
Greenwood Vlg, CO 80332-5002                 11,325.894               18.78%

Capital Bank & Trust Co. f/b/o
USA 401K Plan S/D IRA
C/O Planpremier/Pascorp
8535 E. Orchard Rd #272
Greenwood Vlg, CO 80332-5002                 10,354.942               17.17%

Merrill Lynch
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                   4,591.092                7.62%

Advisor Class
-------------

CollegeBound Fund
CBF-Aggressive Growth Portfolio
529 Plan
500 Plaza Dr
Secaucus, NJ 07094-3619                    1,843,793.52                9.41%

CollegeBound Fund
CBF-Growth Portfolio
529 Plan
500 Plaza Dr
Secaucus, NJ 07094-3619                   4,767,888.566               24.33%

CollegeBound Fund
Age Based Portfolio 1999-2001
Aggressive Growth 529 Plan
500 Plaza Dr
Secaucus, NJ 07094-3619                   1,177,285.275                6.01%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1999-2001
500 Plaza Dr
Secaucus, NJ 07094-3619                   1,687,510.749                8.61%

CollegeBound Fund
CBF-AllianceBernstein Small Cap
Customized Allocation 529 Plan
500 Plaza Dr
Secaucus, NJ 07094-3619                   1,810,902.458                9.24%


     At the close of business on February 9, 2005 there were 35,348,107.647 Class A shares, 9,553,924.19 Class B shares, 10,964,598.82 Class C shares, 61,115.812 Class R shares and 57,163,249.293 Advisor Class shares of AllianceBernstein International Value Fund outstanding. To the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Fund as of February 9, 2005:


                                             No. of                  % of
Name and Address                             Shares                  Class
-------------------------------------------------------------------------------

Class A
-------

Charles Schwab & Co
Mutual Funds Dept
101 Montgomery
San Francisco, CA 94104-4122              4,831,591.892               13.75%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                3,136,877.066                8.93%

Class B
-------

Citigroup Global Markets
House Account
Attn Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2402                     678,211.008                7.11%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                1,430,742.625               15.00%

First Clearing LLC
A/C #1699-0135
Special Custody Account for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   759,364.725                7.96%

Class C
-------

Citigroup Global Markets
House Account
Attn Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2483                     644,869.084                5.93%

MLPF&S for the Sole Benefit of
its Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484               3,384,721.624               31.10%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  863,971.150                7.94%

First Clearing LLC
A/C #1699-0135
Special Custody Account for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                   553,619.997                5.09%

Legg Mason Wood Walker Inc.
Special Custody Account f/b/o
Customers
P.O. Box 1476
Baltimore, MD 23203-1476                    628,156.553                5.77%

Class R
-------

Merrill Lynch
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                  53,199.979               87.37%

Reliance Trust Company Cust. f/b/o
Trelleboro Wheel Systems Americas Inc.
Retirement Savings Pl.
P.O. Box 48529
Atlanta, GA 30162-1529                        5,295.051                8.66%

Advisor Class
-------------

Citigroup Global Markets
00109801250
333 West 34th St, 3rd Floor
New York, NY 10003-2402                   2,864,119.136                5.01%

CollegeBound Fund
CBF-Aggressive Growth Portfolio
529 Plan
500 Plaza Dr
Secaucus, NJ 07094-3619                   4,605,170.373                8.06%

CollegeBound Fund
CBF-Growth Portfolio
529 Plan
500 Plaza Dr
Secaucus, NJ 07094-3619                   7,938,399.358               13.89%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1999-2001
500 Plaza Dr
Secaucus, NJ 07094-3619                   3,378,964.496                5.91%


     At the close of business on February 9, 2005 there were 2,062,034.085 Class A shares, 867,313.82 Class B shares, 462,863.289 Class C shares and 10,927,484.629 Advisor Class shares of AllianceBernstein Global Value Fund outstanding. To the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Fund as of February 9, 2005:


                                             No. of                  % of
Name and Address                             Shares                  Class
-------------------------------------------------------------------------------

Class A
-------

Union Bank of CA Trust Nominee Sanford
Bernstein f/b/o Cloverland Farms
Dairy Inc.
Employees 401K PSP
P.O. Box 85484
San Diego, CA 92386-5484                    294,563.294               14.28%

Union Bank of CA Trust Nominee
f/b/o George Little Mgmt LLC 401K PSP
A/C #4630002471
P.O. Box 85484
San Diego, CA 92386-5484                    140,917.650                6.83%

Class B
-------

Citigroup Global Markets
House Account
Attn: Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2402                      55,177.711                6.37%

MLPF&S for the Sole Benefit of
its Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                 139,250.730               16.07%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                  124,134.767               14.33%

First Clearing LLC
A/C #1699-0135
Special Custody Account for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                    76,011.815                8.77%

Class C
-------

MLPF&S for the Sole Benefit of
its Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484                  91,835.458               19.79%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                   53,396.029               11.51%

Advisor Class
-------------

Sanford Bernstein & Co LLC
037-30653-17
1 N Lexington Ave
White Plains, NY 10601-1712                 780,784.073                7.14%

Sanford Bernstein & Co LLC
066-03615-10
1 N Lexington Ave
White Plains, NY 10601-1712                 630,290.594                5.77%

PIMS/Prudential Retirement
As Nominee for the TDBE/Cust Pl 007
Alliance Capital Management
300 International Pkwy, Suite 270
Heathrow, FL 32746-5028                     666,534.026                6.10%



Voting Rights
-----------------


     As summarized in your Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Fund and on other matters submitted to the vote of shareholders.


     The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.


     The terms "shareholder approval" and "majority of the outstanding voting securities" as used in your Prospectus and this Statement of Additional Information mean the lesser of (i) 67% or more of the shares of the applicable Fund or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of such Fund or such class are represented or
(ii) more than 50% of the outstanding shares of such Fund or such class.


     There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Funds' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

Shareholder and Trustee Liability
---------------------------------

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Custodian
---------

     State Street Bank and Trust Company, 225 Franklin Street, Boston, MA, 02110, acts as the Funds' custodian for the assets of the Funds but will play no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Trustees, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

     ABIRM, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the Funds' Principal Underwriter and as such may solicit orders from the public to purchase shares of the Funds. Under the Agreement, the Trust, on behalf of each Fund, has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

     Legal matters in connection with the issuance of the common stock offered hereby are passed upon by Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110.


Independent Registered Public Accounting Firm
---------------------------------------------

     Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been appointed as the independent registered public accounting firm for the Funds.


Additional Information
----------------------

     Any shareholder inquiries may be directed to the shareholder's financial intermediary or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.


_______________________________________________________________________________


FINANCIAL STATEMENTS AND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
_______________________________________________________________________________

     The financial statements and the report of Ernst & Young LLP, Independent Registered Public Accounting Firm, for each Fund are incorporated herein by reference to each Fund's annual report, filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report for each Fund was filed on February 8, 2005. Each Fund's annual report is available without charge upon request by calling AGIS at (800) 227-4618. No financial statements for Class R shares of the AllianceBernstein Global Value Fund or for Class K or Class I shares for any Fund are incorporated by reference herein, because these shares had not commenced operations prior to the date of this SAI.




____________________________________________________________________________

APPENDIX A

FUTURES CONTRACTS AND OPTIONS ON
FUTURES CONTRACTS AND FOREIGN CURRENCIES
_______________________________________________________________________________

FUTURES CONTRACTS

     The Funds may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies or contracts based on financial indices. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     At the same time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day that Fund would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract may be to attempt to protect the Funds from fluctuations in foreign exchange rates without actually buying or selling foreign currencies. For example, if an exchange rate were expected to decrease, thereby making a foreign currency less expensive, the Fund might enter into futures contracts for the sale of the currency. Such a sale would have much the same effect as selling an equivalent value of the currency. If exchange rates did decrease, the value of the securities denominated in the particular currency in the portfolio would decline, but the value of the futures contracts to that Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

     By establishing an appropriate "short" position in index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

     In addition, futures contracts entail risks. Although each Fund believes that use of such contracts will benefit that Fund, if the Adviser's investment judgment about the general direction of exchange rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of a change in exchange rates which would adversely affect the values of securities held in its portfolio and exchange rates instead move in the opposite direction, that Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

     Each Fund intends to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to increasing exchange rates.


     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund intends to purchase. If a put or call option the Fund has written is exercised, that Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities. The Funds will not write "uncovered" options on futures contracts.


     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge that Fund against the risk of rising interest rates.

     Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of call, or a short futures position in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its futures margin account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

     Options on futures contracts can be used by a Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

     If a Fund writes options on futures contracts, that Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. A Fund will not purchase or write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

OPTIONS ON FOREIGN CURRENCIES

     The Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Funds will write options on foreign currencies only if they are covered. A put option on a foreign currency written by a Fund will be considered "covered" if, so long as that Fund is obligated as the writer of the put, it segregates with the Fund's custodian liquid assets equal at all times to the aggregate exercise price of the put. A call option on a foreign currency written by a Fund will be considered "covered" only if that Fund owns short term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS,
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to Commission regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.


-------------------------------

APPENDIX B:
STATEMENT OF POLICIES AND
PROCEDURES FOR VOTING PROXIES

-------------------------------

Introduction
------------


     As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committee may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both U.S. and non-U.S. securities.



Proxy Policies
--------------


     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     Corporate Governance: Alliance Capital's proxy voting policies recognize The importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.


     Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

     Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we recognize that there may be special circumstances that could lead to high non-audit fees in some years, we will normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are in excess of 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

     Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.


     Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

     Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.



     Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.


     Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.


     Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


Proxy Voting Procedures

Proxy Voting Committees
-----------------------

     Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these polices and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.


Conflicts of Interest
---------------------


     Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict interest when deciding how a vote on a proposal sponsored supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employee's material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances, Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-U.S. Issuers
-----------------------------------

     Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-U.S. issuers, we vote proxies on a best efforts basis.



Proxy Voting Records
--------------------



     Clients may obtain information about how we voted proxies on their behalf by contracting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.





PART C

OTHER INFORMATION

ITEM 22. Exhibits


(a)   (1)    Agreement and Declaration of Trust - incorporated by reference to the initial Registration Statement of the Registrant on Form N-1A filed on December 15, 2000.

      (2) First Amendment to Agreement and Declaration of Trust - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

      (3) Second Amendment to Agreement and Declaration of Trust - incorporated by reference to Post-Effective Amendment No. 4 of Registrant's Registration Statement filed with the Securities and Exchange Commission on October 29, 2003.

      (4) Third Amendment to Agreement and Declaration of Trust - filed herewith.

      (5) Fourth Amendment to Agreement and Declaration of Trust - filed herewith.

(b) By-Laws of the Registrant - incorporated by reference to the initial Registration Statement of the Registrant on Form N-1A filed December 15, 2000.

(c)   Not applicable.

(d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

(e)   (1)    Distribution Services Agreement between the Registrant and
             AllianceBernstein Investment Research and Management (formerly known as Alliance Fund Distributors, Inc.) - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's
             Registration Statement filed with the Securities and Exchange
             Commission on February 16, 2001.

      (2) Form of Amendment to the Distribution Services Agreement between Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - incorporated by reference to Post-Effective Amendment No. 4 of Registrant's Registration Statement filed with the Securities and Exchange Commission on October 29, 2003.

      (3) Form of Amendment to Distribution Services Agreement between Registrant and AllianceBernstein Investment Research and Management, Inc. - filed herewith.

      (4) Selected Dealer Agreement between AllianceBernstein Investment Research and Management (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 88 of the Registration Statement on Form N-1A of Alliance Balanced Shares, Inc. (File Nos. 2-10988 and 811-134) filed with the Securities and Exchange Commission on October 31, 1997.

      (5) Selected Agent Agreement between AllianceBernstein Investment Research and Management(formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 88 of the Registration Statement on Form N-1A of Alliance Balanced Shares, Inc. (File Nos. 2-10988 and 811-134) filed with the Securities and Exchange Commission on October 31, 1997.

(f)   Not applicable.

(g) Custodian Agreement - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

(h)   (1)    Transfer Agency Agreement between the Registrant and Alliance
             Fund Services, Inc. - incorporated by reference to Pre-Effective
             Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001

      (2) Expense Limitation Agreement dated January 31, 2001 between the Registrant, on behalf of the Funds, and Alliance Capital Management L.P. - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

      (3) Expense Limitation Agreement dated July 2, 2002 between the Registrant, on behalf of its Small Cap Value Fund and International Value Fund, and Alliance Capital Management L.P. - incorporated by reference to Post-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on March 29, 2002.

      (4) Expense Limitation Agreement dated March 21, 2002 between the Registrant, on behalf of its Global Value Fund, and Alliance Capital Management L.P. - incorporated by reference to Post-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on March 29, 2002.

      (5) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. - incorporated by reference to Post-Effective Amendment No. 4 of Registrant's Registration Statement filed with the Securities and Exchange Commission on October 29, 2003.

      (6) Expense Limitation Undertaking by Alliance Capital Management L.P. - incorporated by reference to Post-Effective Amendment No. 5 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 27, 2004.

      (7) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. - filed herewith.

(i)   (1)    Opinion and Consent of Ropes & Gray - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration
             Statement filed with the Securities and Exchange Commission on February 16, 2001.

      (2) Opinion and Consent of Ropes & Gray with respect to Class R shares - incorporated by reference to Post-Effective Amendment No. 4 of Registrant's Registration Statement filed with the Securities and Exchange Commission on October 29, 2003.

      (3) Opinion and Consent of Ropes & Gray LLP with respect to Class K and Class I shares - filed herewith.

(j)   Consent of Independent Registered Public Accounting Firm - filed herewith.

(k)   Not applicable.

(l) Investment representation letter of Alliance Capital Management L.P. - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

(m)   Rule 12b-1 Plan - (See Exhibit (e)(1)).

(n)   (1)    Rule 18f-3 Plan - incorporated by reference to Pre-Effective
             Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

      (2) Form of Amended and Restated Rule 18f-3 Plan - incorporated by reference to Post-Effective Amendment No. 4 of Registrant's Registration Statement filed with the Securities and Exchange Commission on October 29, 2003.

      (3)    Form of Amended and Restated Rule 18f-3 Plan - filed herewith.

(o)   (1)    Code of Ethics for the Fund - incorporated by reference to Pre-
             Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

      (2) Code of Ethics for the Alliance Capital Management L.P. and AllianceBernstein Investment Research and Management (formerly known as Alliance Fund Distributors, Inc.) -- incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000.

      Other Exhibits - Powers of Attorney - incorporated by reference to Post-Effective Amendment No. 82 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on January 30, 2004.--Power of Attorney of Michael J. Downey--filed herewith.


ITEM 23. Persons Controlled by or under Common Control with Registrant.

None.

ITEM 24. Indemnification.

Paragraph (l) of Section 3, Article IV of the Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power:

"(l) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Trustee, officer, employee, agent, investment adviser, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against liability;"

Section 2 of Article VII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

"Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon."

Section 2 of Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

"Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

Article 10 of the Registrant's Bylaws provides in relevant part:

"Indemnification

10.1 Trustees, Officers, etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article; provided, however, that (1) such Covered Person shall provide a security for his undertaking to repay the advance if it is ultimately determined that indemnification is not authorized under this Article, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification under this Article. In the case of such a determination or opinion, the relevant disinterested, non-party directors or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that he has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

10.2 Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 4.1 above, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Trust, after notice that it involved such indemnification, (a) by a disinterested majority of the Trustees then in office; or (b) by a majority of the disinterested Trustees then in office; or
(c) by any disinterested person or persons to whom the question may be referred by the Trustees, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; or (d) by vote of shareholders holding a majority of the Shares entitled to vote thereon, exclusive of any Shares beneficially owned by any interested Covered Person. Approval by the Trustees pursuant to clause (a) or
(b) or by any disinterested person or persons pursuant to clause (c) of this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

10.3 Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 4, the term "Covered Person" shall include such person's heirs, executors and administrators; an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending; and a "disinterested Trustee" or "disinterested person" is a Trustee or a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust and Bylaws. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 25. Business and Other Connections of Adviser.

The descriptions of Alliance Capital Management L.P. under the captions "Management of the Funds" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 26. Principal Underwriters

(a) AllianceBernstein Investment Research and Management, Inc. is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

AllianceBernstein Exchange Reserves
AllianceBernstein All-Asia Investment Fund, Inc.
AllianceBernstein Americas Government Income Trust, Inc.
AllianceBernstein Balanced Shares, Inc.*
AllianceBernstein Blended Style Series, Inc.*
AllianceBernstein Bond Fund, Inc.*
AllianceBernstein Capital Reserves
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Focused Growth & Income Fund, Inc.*
AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc.
AllianceBernstein Global Technology Fund, Inc.*
AllianceBernstein Government Reserves
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.*
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein Institutional Funds, Inc.
Alliance Institutional Reserves, Inc.
AllianceBernstein Intermediate California Municipal Portfolio 1
AllianceBernstein Intermediate Diversified Municipal Portfolio 1
AllianceBernstein Intermediate New York Municipal Portfolio 1
AllianceBernstein International Portfolio 1*
AllianceBernstein International Premier Growth Fund, Inc.
AllianceBernstein Large Cap Growth Fund, Inc.*
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc.
AllianceBernstein Municipal Income Fund, Inc.
AllianceBernstein Municipal Income Fund II
AllianceBernstein Municipal Trust
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Short Duration Portfolio 1*
AllianceBernstein Small Cap Growth Fund, Inc.
AllianceBernstein Tax-Managed International Portfolio 1
AllianceBernstein Trust**
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
Sanford C. Bernstein Fund II, Inc.
The AllianceBernstein Portfolios***


---------------------------------------

1 This is a retail Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, B and C shares.

*  This Fund also offers Class R shares.

**  AllianceBernstein Trust - The Funds that offer Class R shares are:
AllianceBernstein International Value Fund, AllianceBernstein Small/Mid Cap Value Fund and AllianceBernstein Value Fund.

*** The AllianceBernstein Portfolios that offer Class R shares are AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, and AllianceBernstein Wealth Preservation Strategy.


(b) The following are the Directors and Officers of AllianceBernstein Investment Research and Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.



                                   POSITIONS AND                                  POSITIONS AND
                                   OFFICES WITH                                    OFFICES WITH
     NAME                           UNDERWRITER                                     REGISTRANT
-------------------------------------------------------------------------------------------------------------

DIRECTORS

Marc O. Mayer                  Chairman of the Board and Director

Mark R. Manley                 Director

OFFICERS

Marc O. Mayer                  Chairman of the Board                       President and Chief Executive
                                                                           Officer

Ranjani Nagaswami              Vice Chairman

Frederic L. Bloch              Executive Vice President

Richard A. Davies              Executive Vice President & Managing
                               Director

Kurt H. Schoknecht             Executive Vice President

Frank Speno                    Executive Vice President

Andrew L. Gangolf              Senior Vice President and Assistant         Assistant Secretary/Assistant
                               General Counsel                             Clerk

Emilie D. Wrapp                Senior Vice President and Assistant
                               General Counsel

Daniel A. Notto                Senior Vice President, Counsel and
                               Assistant Secretary

Christopher S. Alpaugh         Senior Vice President

Audie G. Apple                 Senior Vice President

Colin C Aymond                 Senior Vice President

Adam J. Beaudry                Senior Vice President

Matthew F. Beaudry             Senior Vice President

Amy I. Belew                   Senior Vice President

Susan H. Burton                Senior Vice President

Russell R. Corby               Senior Vice President

John W. Cronin                 Senior Vice President

Robert J. Cruz                 Senior Vice President

Jennifer M. DeLong             Senior Vice President

John C. Endahl                 Senior Vice President

Adam E. Engelhardt             Senior Vice President

John Edward English            Senior Vice President

Donald N. Fritts               Senior Vice President

John A. Gagliano               Senior Vice President

Bradley F. Hanson              Senior Vice President

Joseph P. Healy                Senior Vice President

Scott Hutton                   Senior Vice President

Geoffrey L. Hyde               Senior Vice President

Robert H. Joseph, Jr.          Senior Vice President

Victor Kopelakis               Senior Vice President

Joseph R. Laspina              Senior Vice President

Henry Michael Lesmeister       Senior Vice President

Eric L. Levinson               Senior Vice President

James F. Lyons                 Senior Vice President

Susan L. Matteson-King         Senior Vice President

Daniel D. McGinley             Senior Vice President

Thomas F. Monnerat             Senior Vice President

Joanna D. Murray               Senior Vice President

Jeffrey A. Nye                 Senior Vice President

Peter J. O'Brien               Senior Vice President

John J. O'Connor               Senior Vice President

Danielle Pagano                Senior Vice President

Catherine N. Peterson          Senior Vice President

Mark A. Pletts                 Senior Vice President

Robert E. Powers               Senior Vice President

Stephen C. Scanlon             Senior Vice President

John P. Schmidt                Senior Vice President

Raymond S. Sclafani            Senior Vice President

Eileen B. Sebold               Senior Vice President

Gregory K. Shannahan           Senior Vice President

Richard J. Sidell              Senior Vice President

Peter J. Szabo                 Senior Vice President

Joseph T. Tocyloski            Senior Vice President

David R. Turnbough             Senior Vice President

Craig E. Welch                 Senior Vice President

Keith A. Yoho                  Senior Vice President

Mark D. Gersten                Vice President and                          Treasurer and Chief Financial
                               Treasurer                                   Officer/Chief Accounting
                                                                           Officer

Patrick E. Ryan                Vice President and Chief Financial
                               Officer

Margaret M. Bagley             Vice President

Mark H.W. Baltimore            Vice President

Kenneth F. Barkoff             Vice President

Troy E. Barton                 Vice President

Laura J. Beedy                 Vice President

David A. Bedrick               Vice President

Andrew Berger                  Vice President

Gregory P. Best                Vice President

John C. Bianchi                Vice President

Michael J. Bodnar              Vice President

Robert F. Brendli              Vice President

Alan T. Brum                   Vice President

Brian Buehring                 Vice President

Thomas E. Callahan             Vice President

Kevin T. Cannon                Vice President

Michael F. Connell             Vice President

Jean A. Coomber                Vice President

Dwight P. Cornell              Vice President

Michael R. Crimmins            Vice President

Brett E. Dearing               Vice President

Daniel J. Deckman              Vice President

Stephen J. Dedyo               Vice President

Sherry V. Delaney              Vice President

Janet B. DiBrita               Vice President

Carmela DiMeo                  Vice President

Joseph T. Dominguez            Vice President

Michele C. Eschert Johnson     Vice President

John J. Fennessy               Vice President

Joao P. Flor                   Vice President

Eric W. Frasier                Vice President

Mark A. Gessner                Vice President

Thomas R. Graffeo              Vice President

Tiffini J. Haley               Vice President

Michael S. Hart                Vice President

George R. Hrabovsky            Vice President

David A. Hunt                  Vice President

Dinah J. Huntoon               Vice President

Anthony D. Ialeggio            Vice President

Theresa Iosca                  Vice President

Oscar J. Isoba                 Vice President

Kumar Jagdeo II                Vice President

Danielle M. Klaskow            Vice President

Robert I. Kurzweil             Vice President

James D. Lathrop               Vice President

Laurel E. Lindner              Vice President

James M. Liptrot               Vice President

Armando C. Llanes              Vice President

James P. Luisi                 Vice President

Todd M. Mann                   Vice President

Silvia Manz                    Vice President

Kathryn Austin Masters         Vice President

Paul S. Moyer                  Vice President

Doris T. Ciliberti Muller      Vice President

John F. Multhauf               Vice President

Jamie A. Nieradka              Vice President

David L. Nitz                  Vice President

Nicole Nolan-Koester           Vice President

Timothy J. O'Connell           Vice President

David D. Paich                 Vice President

Todd P. Patton                 Vice President

Leo J. Peters IV               Vice President

Kent S. Petty                  Vice President

James J. Posch                 Vice President

Rizwan A. Raja                 Vice President

Carol H. Rappa                 Vice President

Bruce W. Reitz                 Vice President

James A. Rie                   Vice President

Miguel A. Rozensztroch         Vice President

Matthew J. Scarlata            Vice President

Stuart L. Shaw                 Vice President

Karen Sirett                   Vice President

Rayandra E. Slonina            Vice President

Bryant B. Smith                Vice President

Elizabeth M. Smith             Vice President

Ben H. Stairs                  Vice President

Eileen Stauber                 Vice President

Elizabeth K. Tramo             Vice President

Benjamin H. Travers            Vice President

James R. Van Deventer          Vice President

Elsia M. Vasquez               Vice President

Marie R. Vogel                 Vice President

Wayne W. Wagner                Vice President

William K. Weese               Vice President

Mark E. Westmoreland           Vice President

Paul C. Wharf                  Vice President

Scott Whitehouse               Vice President

Peter H. Whitlock              Vice President

Omar J. Aridi                  Assistant Vice President

Moshe Aronov                   Assistant Vice President

Jire J. Baran                  Assistant Vice President

Gian D. Bernardi               Assistant Vice President

Susan Bieber                   Assistant Vice President

Heath A. Black                 Assistant Vice President

Richard A. Brink               Assistant Vice President

Mark S. Burns                  Assistant Vice President

Alice L. Chan                  Assistant Vice President

Judith A. Chin                 Assistant Vice President

David Chung                    Assistant Vice President

Lynne K. Civita                Assistant Vice President

Kenneth J. Connors             Assistant Vice President

Michael C. Conrath             Assistant Vice President

Shawn Conroy                   Assistant Vice President

Robert A. Craft                Assistant Vice President

Marc DiFilippo                 Assistant Vice President

Ralph A. DiMeglio              Assistant Vice President

Bernard J. Eng                 Assistant Vice President

Michael J. Eustic              Assistant Vice President

Efrain Fernandez               Assistant Vice President

Robert A. Fiorentino           Assistant Vice President

Michael F. Greco               Assistant Vice President

Kelly P. Guter                 Assistant Vice President

Terry L. Harris                Assistant Vice President

Junko Hisamatsu                Assistant Vice President

Luis Martin Hoyos              Assistant Vice President

Arthur F. Hoyt, Jr.            Assistant Vice President

Dwayne A. Javier               Assistant Vice President

Elizabeth E. Keefe             Assistant Vice President

Edward W. Kelly                Assistant Vice President

Thomas J. Khoury               Assistant Vice President

Jung M. Kim                    Assistant Vice President

Junko Kimura                   Assistant Vice President

Ted R. Kosinski                Assistant Vice President

Stephen J. Laffey              Assistant Vice President

Gary M. Lang                   Assistant Vice President

Christopher J. Larkin          Assistant Vice President

Evamarie C. Lombardo           Assistant Vice President

Andrew J. Magnus               Assistant Vice President

Christopher J. Markos          Assistant Vice President

Osama Mari                     Assistant Vice President

Daniel K. McGouran             Assistant Vice President

Christene M. McQuinlan         Assistant Vice President

Steven M. Miller               Assistant Vice President

Christina A. Morse             Assistant Vice President

Troy E. Mosconi                Assistant Vice President

Joseph D. Ochoa                Assistant Vice President

Alex E. Pady                   Assistant Vice President

Wandra M. Perry-Hartsfield     Assistant Vice President

Matthew V. Peterson            Assistant Vice President

Peter V. Romeo                 Assistant Vice President

Jessica M. Rozman              Assistant Vice President

Orlando Soler                  Assistant Vice President

Nancy D. Testa                 Assistant Vice President

Kari-Anna Towle                Assistant Vice President

Kayoko Umino                   Assistant Vice President

Thomas M. Vitale               Assistant Vice President

Benjamin S. Wilhite            Assistant Vice President

Nina C. Wilkinson              Assistant Vice President

Joanna Wong                    Assistant Vice President

Eric J. Wright                 Assistant Vice President

Maureen E. Yurcisin            Assistant Vice President

Thomas M. Zottner              Assistant Vice President

Mark R. Manley                 Secretary

Colin T. Burke                 Assistant Secretary

Adam R. Spilka                 Assistant Secretary



(c) Not Applicable.


ITEM 27. Location of Accounts and Records.

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 28. Management Services.

Not applicable.

ITEM 29. Undertakings.

The Registrant undertakes to furnish to each person to whom a prospectus of the Registrant is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


-----------------------------

Notice

A copy of the Agreement and Declaration of Trust of AllianceBernstein Trust (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers and shareholders individually but are binding only upon the assets and property of the Trust.



SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 7 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 25th day of February, 2005.


                                                  THE ALLIANCEBERNSTEIN TRUST

                                                  By: Marc O. Mayer*
                                                  ------------------
                                                  Marc O. Mayer
                                                  President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


PRINCIPAL EXECUTIVE OFFICER:

       Marc O. Mayer*,
       President and Chief Executive Officer


PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER:

       /s/ Mark D. Gersten
       -------------------
       Mark D. Gersten,
       Treasurer and Chief Financial Officer
       Date: February 25, 2005


TRUSTEES:

       Marc O. Mayer*
       Ruth Block*
       David H. Dievler*
       John H. Dobkin*
       Michael J. Downey*
       William H. Foulk, Jr.*

       *By: /s/ Andrew L. Gangolf
       ---------------------------
       Andrew L. Gangolf
       As Attorney-in-Fact
       Date: February 25, 2005


INDEX TO EXHIBITS

       Exhibit   Exhibit Name
       -------   ------------

       (a)(4)    Third Amendment to Agreement and Declaration of Trust

       (a)(5)    Fourth Amendment to Agreement and Declaration of Trust

       (e)(3) Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc.

       (h)(7) Form of Expense Limitation Undertaking by Alliance Capital Management L.P.

       (i)(3) Opinion and Consent of Ropes & Gray LLP with respect to Class K and Class I shares

       (j)       Consent of Independent Registered Public Accounting Firm

       (n)(3)    Form of Amended and Restated 18F-3 Plan

Other Exhibits:  Power of Attorney for Michael J. Downey





                                                                  Exhibit (a)(4)

ALLIANCEBERNSTEIN TRUST

AMENDMENT NO. 3 TO AGREEMENT AND DECLARATION OF TRUST

The undersigned, being at least a majority of the duly elected and qualified Trustees of The AllianceBernstein Trust (the "Trust"), hereby consent to and adopt the following amendment to the Trust's Agreement and Declaration of Trust dated December 12, 2000, as amended (the "Declaration of Trust"), a copy of which is on file in the office of the Secretary of State of The Commonwealth of
Massachusetts:

Section 6 of Article III of the Declaration of Trust is hereby amended to change the name of the "AllianceBernstein Small Cap Value Fund" to the "AllianceBernstein Small/Mid Cap Value Fund."

This instrument shall become effective upon its execution. This instrument may be executed in several counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have signed these presents as of the date set forth below.


/s/ Ruth Block                     Date: 1/27/05
-------------------------
Ruth Block


/s/ David H. Dievler               Date: 1/27/05
-------------------------
David H. Dievler


/s/ John H. Dobkin                 Date: 1/29/05
-------------------------
John H. Dobkin


/s/ Michael J. Downey              Date: 1/27/05
-------------------------
Michael J. Downey


/s/ William H. Foulk, Jr.          Date: 1/26/05
-------------------------
William H. Foulk, Jr.


/s/ Marc O. Mayer                  Date: 1/27/05
-------------------------
Marc O. Mayer



                                                                  Exhibit (a)(5)

ALLIANCEBERNSTEIN TRUST

AMENDMENT NO. 4 TO AGREEMENT AND DECLARATION OF TRUST

The undersigned, being at least a majority of the duly elected and qualified Trustees of AllianceBernstein Trust (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 12, 2000, as amended (the "Declaration of Trust"), do hereby amend the Declaration of Trust for the purposes of authorizing, establishing and designating Class K Shares and Class I Shares to be offered by the various Series of the Trust.

Article III, Section 6 of the Declaration of Trust is hereby amended by deleting the second sentence in said Section in its entirety and inserting in lieu thereof the following: "In addition, with respect to each such Series, the Class A Shares, Class B Shares, Class C Shares, Class R Shares, Class K Shares, Class I Shares and Advisor Class Shares, which each such Series may issue from time to time, shall be, and are hereby, established and designated, which classes shall have the respective rights and preferences as may be determined from time to time by the Trustees."

This instrument shall become effective upon its execution. This instrument may be executed in several counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have signed these presents as of the date set forth below.


/s/ Ruth Block                     Date: 2/16/05
--------------------------
Ruth Block


/s/ David H. Dievler               Date: 2/16/05
--------------------------
David H. Dievler


                                   Date:
--------------------------
John H. Dobkin


                                   Date:
--------------------------
Michael J. Downey


/s/ William H. Foulk, Jr.          Date: 2/16/05
--------------------------
William H. Foulk, Jr.


/s/ Marc O. Mayer                  Date: 2/16/05
--------------------------
Marc O. Mayer




                                                                  Exhibit (e)(3)

FORM OF

AMENDMENT TO DISTRIBUTION SERVICES AGREEMENT

AMENDMENT made as of March 1, 2005 to the Distribution Services Agreement (the "Agreement") made as of January 31, 2001, as amended November 3, 2003, between ALLIANCEBERNSTEIN TRUST, a Massachusetts business trust (the "Trust") on behalf of each of its series listed on Schedule I to the Agreement (each, a "Fund") and ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC. (formerly Alliance Fund Distributors, Inc.), a Delaware corporation (the "Underwriter"). Capitalized terms not defined herein have the meaning set forth in the Agreement.

WITNESSETH

WHEREAS, the Trust and the Underwriter are parties to the Agreement;

WHEREAS, the Trust has decided to sell to the public shares of its Class K shares and Class I shares in addition to its Class A shares, Class B shares, Class C shares, Advisor Class shares and Class R shares;

WHEREAS, the Underwriter is willing to act, and the Trust wishes to appoint the Underwriter, as underwriter and distributor of the Class K shares and Class I shares of the Trust;

NOW, THEREFORE, the parties agree to amend the Agreement as follows:

1. Section 1 of the Agreement is amended by deleting it in its entirety and replacing it with the following:

SECTION 1. Appointment of the Underwriter.

The Trust hereby appoints the Underwriter as the principal underwriter and distributor of the Trust to sell to the public shares of its Class A shares (the "Class A shares"), Class B shares (the "Class B shares"), Class C shares (the "Class C shares"), Advisor Class shares (the "Advisor Class shares"), Class R shares (the "Class R shares"), Class K shares (the "Class K shares"), Class I shares (the "Class I shares") and shares of such other class or classes as the Trust and the Underwriter shall from time to time mutually agree in writing shall become subject to this Agreement (the "New shares") (the Class A shares, the Class B shares, the Class C shares, the Advisor Class shares, the Class R shares, the Class K shares, the Class I shares and the New shares being collectively referred to herein as the "shares") and hereby agrees during the term of this Agreement to sell shares to the Underwriter upon the terms and conditions herein set forth.

2. Section 5(b) of the Agreement is amended by deleting it in its entirety and replacing it with the following:

(b) Except as may be required by NASD rules and interpretations, the Trust will pay to the Underwriter each month a distribution services fee with respect to each Fund specified by the Trust's Trustees that will not exceed, on an annualized basis, 0.30% of the aggregate average daily net assets of the Fund attributable to the Class A shares, 1.00% of the aggregate average daily net assets of the Fund attributable to the Class B shares, 1.00% of the aggregate average daily net assets of the Fund attributable to the Class C shares, 0.50% of the aggregate average daily net assets of the Fund attributable to Class R shares and 0.25% of the aggregate average daily net assets of the Fund attributable to Class K shares. With respect to each Fund, the distribution services fee will be used in its entirety by the Underwriter to make payments
(i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, including payment for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. A portion of the distribution services fee that will not exceed, on an annualized basis, .25% of the aggregate average daily net assets of the Fund attributable to each of the Class A shares, Class B shares, Class C shares, Class R shares and Class K shares will constitute a service fee that will be used by the Underwriter for personal service and/or the maintenance of shareholder accounts within the meaning of NASD rules and interpretations.

3. Section 5(f) of the Agreement is amended by deleting it in its entirety and replacing it with the following:

(f) A Fund is not obligated to pay any distribution expenses in excess of the distribution services fee described above in Section 5(b) hereof. Any expenses of distribution of the Fund's Class A shares accrued by the Underwriter in one fiscal year of the Fund may not be paid from distribution services fees received from the Fund in respect of Class A shares in another fiscal year. Any expenses of distribution of the Fund's Class B shares, Class C shares, Class R shares and Class K shares accrued by the Underwriter in one fiscal year of the Fund may be carried forward and paid from distribution services fees received from the Fund in respect of such class of shares in another fiscal year. No portion of the distribution services fees received from the Fund in respect of Class A shares may be used to pay any interest expense, carrying charges or other financing costs or allocation of overhead of the Underwriter. The distribution services fees received from the Fund in respect of Class B shares, Class C shares, Class R shares and Class K shares may be used to pay interest expenses, carrying charges and other financing costs or allocation of overhead of the Underwriter to the extent permitted by Securities and Exchange Commission rules, regulations or Securities and Exchange Commission staff no-action or interpretative positions in effect from time to time. In the event this Agreement is terminated by either party or is not continued with respect to a class of shares as provided in Section 12 below: (i) no distribution services fees (other than current amounts accrued but not yet paid) will be owed by the Fund to the Underwriter with respect to that class, and (ii) the Fund will not be obligated to pay the Underwriter for any amounts expended hereunder not previously reimbursed by the Fund from distribution services fees in respect of shares of such class or recovered through deferred sales charges. The distribution services fee of a particular class may not be used to subsidize the sale of shares of any other class.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement.


                                        ALLIANCEBERNSTEIN TRUST

                                        By:
                                            ------------------------
                                        Name:
                                        Title:

                                        ALLIANCEBERNSTEIN INVESTMENT RESEARCH
                                        AND MANAGEMENT, INC.

                                        By:
                                            ------------------------
                                        Name:
                                        Title:


Accepted as of the date written above:

ALLIANCE CAPITAL MANAGEMENT L.P.
By: Alliance Capital Management Corporation, General Partner

By:
    ------------------------
Name:
Title:





                                                                  Exhibit (h)(7)

FORM OF EXPENSE LIMITATION UNDERTAKING
(as amended March 1, 2005)

ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, New York 10105

                                                                 March 1, 2005

AllianceBernstein Trust
1345 Avenue of the Americas
New York, New York 10105

Dear Sirs:

Alliance Capital Management L.P. herewith undertakes that for the Expense Limitation Period, as defined below, we shall cause the aggregate operating expenses of every character incurred (i) by the AllianceBernstein Value Fund to be limited to 2.50%, 3.20%, 3.20%, 2.20%, 2.70%, 2.45% and 2.20% of the
aggregate average daily net assets of the Fund's Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively; (ii) by the AllianceBernstein Small Cap Value Fund to be limited to 1.15%, 1.85%, 1.85%, ..85%, 1.35%, 1.10% and .85% of the aggregate average daily net assets of the Fund's Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively; (iii) by the AllianceBernstein International Value Fund to be limited to 1.20%, 1.90%, 1.90%, .90%, 1.40%, 1.15% and .90% of the
aggregate average daily net assets of the Fund's Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively; and (iv) by the AllianceBernstein Global Value Fund to be limited to 1.50%, 2.20%, 2.20%, 1.20%; 1.70%; 1.45% and 1.20% of the aggregate average daily net assets of the Fund's Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (collectively, the "Limitations"). To determine the amount of expenses of each Class in excess of each Limitation, the amount of allowable fiscal-year-to-date expenses shall be computed daily by prorating the Limitation based on the number of days elapsed within the fiscal year of the Fund (the "Prorated Limitation"). The Prorated Limitation shall be compared to the expenses of each Class recorded through the current day in order to produce the allowable expenses to be recorded and accrued for the current day (the "Allowable Expenses"). If the expenses of any Class for the current day exceed the Allowable Expenses, we shall be responsible for such excess and will for the current day (i) reduce our advisory fees and/or (ii) reimburse the Fund accordingly.

For purposes of this Undertaking, the Expense Limitation Period shall mean the period commencing on the date hereof and terminating at the close of the Fund's fiscal year. The Expense Limitation Period and the Undertaking given hereunder will automatically be extended for additional one-year terms unless we provide you with at least 60 days' notice prior to the end of any Expense Limitation Period of our determination not to extend this Undertaking beyond its then current term.

We understand and intend that you will rely on this Undertaking in preparing and filing a Registration Statement for the Funds on Form N-1A with the Securities and Exchange Commission, in accruing each Fund's expenses for purposes of calculating the Fund's net asset value per share and for other purposes and expressly permit you to do so.


                                 Very truly yours,

                                 ALLIANCE CAPITAL MANAGEMENT L.P.

                                 By: Alliance Capital Management Corporation, its general partner


                                 By:  _____________________________







                                                                  Exhibit (i)(3)

                                Ropes & Gray LLP
                             One International Place
                                Boston, MA 02110




February 23, 2005
                                                    Joseph B. Kittredge
                                                    (617) 951-7392
                                                    jbkittredge@ropesgray.com





AllianceBernstein Trust (the "Trust")
1345 Avenue of the Americas
New York, New York  10105

Ladies and Gentlemen:

You have informed us that you propose to register under the Securities Act of 1933, as amended (the "Act"), and offer and sell from time to time, Class R shares of beneficial interest, without par value, of your AllianceBernstein Global Value Fund series and Class K and Class I shares of beneficial interest, without par value (collectively, the "Shares"), of each of your AllianceBernstein Value Fund series, AllianceBernstein Small/Mid Cap Value Fund series, AllianceBernstein Global Value Fund series, and AllianceBernstein International Value Fund series (each such series, a "Series").

We have examined an executed copy of your Agreement and Declaration of Trust dated December 12, 2000, as amended (the "Declaration of Trust") on file in the office of the Secretary of State of The Commonwealth of Massachusetts. We are familiar with the actions taken by your trustees to authorize the issue and sale to the public from time to time of authorized and unissued Shares of each Series. We have also examined a copy of your By-Laws and such other documents as we have deemed necessary for the purpose of this opinion.

We assume that upon sale of the Shares the Trust will receive the authorized consideration therefor in an amount not less than the applicable net asset value thereof.

Based on the foregoing, we are of the opinion that the Trust is authorized to issue an unlimited number of Shares of each Series and that when such Shares are issued and sold, they will be validly issued, fully paid and nonassessable by the Trust.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees. The Declaration of Trust provides for indemnification out of the property of the particular series of shares for all loss and expense of any shareholder held personally liable solely by reason of his or her being or having been a shareholder of that series. Thus, the risk of a shareholder incurring financial loss on account of being such a shareholder is limited to circumstances in which that series of shares itself would be unable to meet its obligations.

We understand that this opinion is to be used in connection with the registration of an indefinite number of Shares for offer and sale pursuant to the Act. We consent to the filing of this opinion with and as part of your Registration Statement on Form N-lA (File Nos. 333-51938 and 811-10221) relating to such offer and sale.

Very truly yours,

/s/ Ropes & Gray LLP

Ropes & Gray LLP




                                                                     Exhibit (j)

         CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the captions "Financial Highlights", "Shareholder Services - Statements and Reports", "General Information - Independent Registered Public Accounting Firm" and "Financial Statements and Report of Independent Registered Public Accounting Firm" and to the use of our reports dated January 10, 2005, with respect to the AllianceBernstein Trust (comprising, respectively, AllianceBernstein Global Value Fund, AllianceBernstein International Value Fund, AllianceBernstein Small Cap Value Fund, and AllianceBernstein Value Fund), which are incorporated by reference in this Registration Statement (Form N-1A Nos. 333-51938 and 811-10221) of AllianceBernstein Trust.



                                                    ERNST & YOUNG LLP


New York, New York
February 24, 2005




                                                                  Exhibit (n)(3)

ALLIANCEBERNSTEIN TRUST

Form of Amended and Restated Plan pursuant to Rule 18f-3
under the Investment Company Act of 1940

Effective as amended and restated March 1, 2005

This Plan (the "Plan") pursuant to Rule 18f-3 under the Investment Company Act of 1940 (the "Act") of AllianceBernstein Trust (the "Trust"), on behalf of each of its series listed on Schedule I hereto (each, a "Fund"), which sets forth the general characteristics of, and the general conditions under which the Trust may offer, multiple classes of shares of its now existing and hereafter created series1 is hereby amended and restated in its entirety. This Plan may be revised or amended from time to time as provided below.

Class Designations

The Trust may from time to time issue one or more of the following classes of shares: Class A shares, Class B shares, Class C shares, Advisor Class shares, Class R shares, Class K shares and Class I shares. Each of the seven classes of shares will represent interests in the same portfolio of investments of the Trust and, except as described herein, shall have the same rights and obligations as each other class. Each class shall be subject to such investment minimums and other conditions of eligibility as are set forth in one or more prospectuses or statements of additional information through which such shares are issued, as from time to time in effect (collectively, the "Prospectus").

Class Characteristics

Class A shares are offered at a public offering price that is equal to their net asset value ("NAV") plus an initial sales charge, as set forth in the Prospectus. Class A shares may also be subject to a Rule 12b-1 fee, which may include a service fee, and, under certain circumstances, a contingent deferred sales charge ("CDSC"), as described in the Prospectus.

Class B shares are offered at their NAV, without any initial sales charge, and may be subject to a CDSC and a Rule 12b-1 fee, which may include a service fee, as described in the Prospectus.

Class C shares are offered at their NAV, without any initial sales charge, and may be subject to a CDSC and a Rule 12b-1 fee, which may include a service fee, as described in the Prospectus.


----------------------------------

1 This Plan is intended to allow the Trust to offer multiple classes of shares to the full extent and in the manner permitted by Rule 18f-3 under the Act (the "Rule"), subject to the requirements and conditions imposed by the Rule.


Advisor Class shares are offered at their NAV, without any initial sales charge, CDSC, or a Rule 12b-1 fee.

Class R shares are offered at their NAV, without any initial sales charge or CDSC, and may be subject to a 12b-1 fee, which may include a service fee, as described in the Prospectus.

Class K shares are offered at their NAV, without any initial sales charge or CDSC, and may be subject to a Rule 12b-1 fee, which may include a service fee, as described in the Prospectus.

Class I shares are offered at their NAV, without any initial sales charge, CDSC or Rule 12b-1 fee.

The initial sales charge on Class A shares and CDSC on Class A, B and C shares are each subject to reduction or waiver as permitted by the Act, and as described in the Prospectus.

Allocations to Each Class

Expense Allocations

The following expenses shall be allocated, to the extent practicable, on a class-by-class basis: (i) Rule 12b-1 fees payable by each Fund to the distributor or principal underwriter of the Fund's shares (the "Distributor"), and (ii) transfer agency costs attributable to each class. Subject to the approval of the Fund's Board of Trustees, including a majority of the independent Trustees, the following "Class Expenses" may be allocated on a class-by-class basis: (a) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class, (b) SEC registration fees incurred with respect to a specific class,2 (c) blue sky and foreign registration fees and expenses incurred with respect to a specific class, (d) the expenses of administrative personnel and services required to support shareholders of a specific class (including, but not limited to, maintaining telephone lines and personnel to answer shareholder inquiries about their accounts or about the Fund), (e) litigation and other legal expenses relating to a specific class of shares, (f) Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares, (g) accounting and consulting expenses relating to a specific class of shares, (h) any fees imposed pursuant to a non- Rule 12b-1 shareholder services plan that relate to a specific class of shares, and (i) any additional expenses, not including advisory or custodial fees or other expenses related to the management of the Fund's assets, if these expenses are actually incurred in a different amount with respect to a class, or if services are provided with respect to a class that are of a different kind or to a different degree than with respect to one or more other classes.

All expenses not now or hereafter designated as Class Expenses ("Fund Expenses") will be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of each Fund.


----------------------------------

2 For Advisor Class shares, the expenses of preparation, printing and distribution of prospectuses and shareholder reports, as well as other distribution-related expenses, will be borne by the investment adviser of the Fund (the "Adviser") or the Distributor from their own resources.


Waivers and Reimbursements

The investment adviser of each Fund (the "Adviser") or the Distributor may choose to waive or reimburse Rule 12b-1 fees, transfer agency fees or any Class Expenses on a voluntary, temporary basis. Such waiver or reimbursement may be applicable to some or all of the classes and may be in different amounts for one or more classes.

Income, Gain and Losses

Income, and realized and unrealized capital gains and losses shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of each Fund.

Conversion and Exchange Features

Conversion Features

Class B shares of each Fund automatically convert to Class A shares of the Fund after a certain number of months or years after the end of the calendar month in which the shareholder's purchase order was accepted as described in the Prospectus. Class B shares purchased through reinvestment of dividends and distributions will be treated as Class B shares for all purposes except that such Class B shares will be considered held in a separate sub-account. Each time any Class B shares in the shareholder's account convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

Advisor Class shares of each Fund automatically convert to Class A shares of the Fund during the calendar month following the month in which the Fund is informed or otherwise learns that the beneficial owner of the Advisor Class shares has ceased to participate in a fee-based program or employee benefit plan that satisfies the requirements to purchase Advisor Class shares as described in the Prospectus or the shareholder is otherwise no longer eligible to purchase Advisor Class shares as provided in the Prospectus.

The conversion of Class B and Advisor Class shares to Class A shares may be suspended if the opinion of counsel obtained by the Trust that the conversion does not constitute a taxable event under current federal income tax law is no longer available. Advisor Class shares will convert into Class A shares on the basis of the relative net asset value of the two classes, without the imposition of any sales load, fee or other charge.

In the event of any material increase in payments authorized under the Rule 12b-1 Plan (or, if presented to shareholders, any material increase in payments authorized by a non-Rule 12b-1 shareholder services plan) applicable to Class A shares, existing Class B and Advisor Class shares will stop converting into Class A shares unless the Class B and Advisor Class shareholders, voting separately as a class, approve the increase in such payments. Pending approval of such increase, or if such increase is not approved, the Trustees shall take such action as is necessary to ensure that existing Class B shares are exchanged or converted into a new class of shares ("New Class A") identical in all material respects to Class A shares as existed prior to the implementation of the increase in payments, no later than such shares were previously scheduled to convert to Class A shares. If deemed advisable by the Trustees to implement the foregoing, such action may include the exchange of all existing Class B shares for a new class of shares ("New Class B" and "New Advisor Class") identical to existing Class B and Advisor Class shares, except that New Class B and New Advisor Class shares shall convert to New Class A shares. Exchanges or conversions described in this paragraph shall be effected in a manner that the Trustees reasonably believe will not be subject to federal income taxation. Any additional cost associated with the creation, exchange or conversion of New Class A, New Class B and New Advisor Class shares shall be borne by the Adviser and the Distributor. Class B and Advisor Class shares sold after the implementation of the fee increase may convert into Class A shares subject to the higher maximum payment, provided that the material features of the Class A plan and the relationship of such plan to the Class B and Advisor Class shares are disclosed in an effective registration statement.

Exchange Features

Shares of each class generally will be permitted to be exchanged only for shares of a class with similar characteristics in another AllianceBernstein Mutual Fund and shares of certain Alliance or AllianceBernstein money market funds, except that certain holders of Class A shares of a Fund eligible to purchase and hold Advisor Class shares of the Fund may also exchange their Class A shares for Advisor Class shares. All exchange features applicable to each class will be described in the Prospectus.

Dividends

Dividends paid by each Fund with respect to its Class A, Class B, Class C, Advisor Class, Class R shares, Class K shares and Class I shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time and will be in the same amount, except that any Rule 12b-1 fee payments relating to a class of shares will be borne exclusively by that class and any incremental transfer agency costs or, if applicable, Class Expenses relating to a class shall be borne exclusively by that class.

Voting Rights

Each share of a Fund entitles the shareholder of record to one vote. Each class of shares of a Fund will vote separately as a class with respect to the Rule 12b-1 plan applicable to that class and on other matters for which class voting is required under applicable law. Class A and Class B shareholders will each vote as a separate class (i.e., as two separate classes) to approve any material increase in payments authorized under the Rule 12b-1 plan applicable to Class A shares.

Responsibilities of the Trustees

On an ongoing basis, the Trustees will monitor each Fund for the existence of any material conflicts among the interests of the classes of shares. The Trustees shall further monitor on an ongoing basis the use of waivers or reimbursement by the Adviser and the Distributor of expenses to guard against cross-subsidization between classes. The Trustees, including a majority of the independent Trustees, shall take such action as is reasonably necessary to eliminate any such conflict that may develop. If a conflict arises, the Adviser and Distributor, at their own cost, will remedy such conflict up to and including establishing one or more new registered management investment companies.

Reports to the Trustees

The Adviser and Distributor will be responsible for reporting any potential or existing conflicts among the classes of shares of each Fund to the Trustees.
In addition, the Trustees will receive quarterly and annual statements concerning distributions and shareholder servicing expenditures complying with paragraph (b)(3)(ii) of Rule 12b-1. In the statements, only expenditures properly attributable to the sale or servicing of a particular class of shares shall be used to justify any distribution or service fee charged to that class. The statements, including the allocations upon which they are based, will be subject to the review of the independent Trustees in the exercise of their fiduciary duties. At least annually, the Trustees shall receive a report from an expert, acceptable to the Trustees (the "Expert"), with respect to the methodology and procedures for calculating the net asset value, dividends and distributions for the classes, and the proper allocation of income and expenses among the classes. The report of the Expert shall also address whether the Trust has adequate facilities in place to ensure the implementation of the methodology and procedures for calculating the net asset value, dividends and distributions for the classes, and the proper allocation of income and expenses among the classes. The Trust and the Adviser will take immediate corrective measures in the event of any irregularities reported by the Expert.

Amendments

The Plan may be amended from time to time in accordance with the provisions and requirements of Rule 18f-3 under the Act.

Compliance with Fund Governance Standards

While the Plan is in effect, the Fund's Board of Trustees will comply with the fund governance standards set forth in Rule 0-1(a)(7) under the Act.

Amended and restated by action of the Board of Trustees on the 16th day of December, 2004.



By:
    -------------------
    Mark R. Manley
    Secretary


SCHEDULE I

AllianceBernstein Global Value Fund

AllianceBernstein International Value Fund

AllianceBernstein Small/Mid Cap Value Fund

AllianceBernstein Value Fund





                                                                   Other Exhibit

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp and Joseph Bertini and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein Americas Government Income Trust, Inc.

-AllianceBernstein Balanced Shares, Inc.

-AllianceBernsatein Blended Style Series, Inc.

-AllianceBernstein Bond Fund, Inc.

-AllianceBernstein Cap Fund, Inc.

-AllianceBernstein Corporate Shares

-AllianceBernstein Emerging Market Debt Fund, Inc.

-AllianceBernstein Exchange Reserves

-AllianceBernstein Focused Growth & Income Fund, Inc.

-AllianceBernstein Global Health Care Fund, Inc.

-AllianceBernstein Global Research Growth Fund, Inc.

-AllianceBernstein Global Small Cap Fund, Inc.

-AllianceBernstein Global Strategic Income Trust, Inc.

-AllianceBernstein Growth and Income Fund, Inc.

-AllianceBernstein High Yield Fund, Inc.

-AllianceBernstein Institutional Funds, Inc.

-AllianceBernstein International Premier Growth Fund, Inc.

-AllianceBernstein Large Cap Growth Fund, Inc.

-AllianceBernstein Municipal Income Fund, Inc.

-AllianceBernstein Municipal Income Fund II

-AllianceBernstein Real Estate Investment Fund, Inc.

-AllianceBernstein Select Investor Series, Inc.

-AllianceBernstein Trust

-AllianceBernstein Utility Income Fund, Inc.

-AllianceBernstein Worldwide Privatization Fund, Inc.

-The AllianceBernstein Portfolios

-The AllianceBernstein Pooling Portfolios

-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                  /s/ Michael J. Downey
                                                  -------------------
                                                  Michael J. Downey

Dated: January 10, 2005